UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SPECIAL VALUE OPPORTUNITIES FUND, LLC

(Name of Registrant As Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPECIAL VALUE OPPORTUNITIES FUND, LLC

2951 28th Street, Suite 1000

Santa Monica, California 90405

February 12, 2015

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on March 6, 2015

Notice is hereby given to members holding common shares of membership interests (“Shares”) of Special Value Opportunities Fund, LLC, a Delaware limited liability company (the “Fund”), that a special meeting of shareholders of the Fund (the “Meeting”) will be held at the offices of Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405, on Friday, March 6, 2015, at 8:00 a.m. (Pacific time). The Meeting is being held for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Matters to Be Voted on by Shareholders:

(1)	To approve the de-registration of the Fund as an investment company with the Securities and Exchange Commission under the Investment Company Act of 1940 (the “1940 Act”); and

(2)	To approve amending and restating the Fund’s Second Amended and Restated Operating Agreement in order to effect the conversion of the Fund from a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) to a partnership under the Code and to facilitate the operation of the Fund following de-registration and conversion.

Each proposal is more fully described in the accompanying Proxy Statement. Approval of the proposals is expected to result in a substantial reduction in the regulatory burden to which the Fund is currently subject, thereby providing the flexibility to maximize the value of the Fund’s investments and shareholder returns as the Fund winds down. Approval of the proposals is also expected to result in decreased administrative costs, but would result in shareholders losing the protective safeguards of the 1940 Act.

THE BOARD OF DIRECTORS (THE “BOARD”) OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

The Board has fixed the close of business on January 30, 2015, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments, postponements or delays thereof.

It is important that your shares be represented at the Meeting in person or by proxy. Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed Proxy Card by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it by mail to Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Investor Relations. If you attend the Meeting and wish to vote in person, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

If you have any questions about the proposals, please contact our Global Investor Relations team at (310) 566-1003 or investor.relations@tennenbaumcapital.com.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN SUBMIT YOUR PROXY EASILY AND QUICKLY BY EMAIL, FAX OR MAIL. PLEASE HELP AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

By Order of the Board:

/s/ Mark K. Holdsworth
Mark K. Holdsworth
Chief Executive Officer of the Fund

IMPORTANT INFORMATION FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why is a special meeting of shareholders being held?

A:	A special meeting of shareholders (the “Meeting”) of Special Value Opportunities Fund, LLC, a Delaware limited liability company (the “Fund”), is being held for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

(1)	To approve the de-registration of the Fund as an investment company with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”); and

(2)	To approve amending and restating the Fund’s Second Amended and Restated Operating Agreement in order to effect the conversion of the Fund from a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) to a partnership under the Code and to facilitate the operation of the Fund following de-registration and conversion.

Each proposal is more fully described in the accompanying Proxy Statement.

Q:	Why am I receiving the Proxy Statement?

A:	You are receiving the Proxy Statement and enclosed Proxy Card because as of January 30, 2015, the record date for the Meeting, you owned common shares of membership interests (“Shares”) of the Fund. Only holders of record as of the close of business on January 30, 2015 will be entitled to vote at the Meeting. The Proxy Statement describes in detail the proposals to be considered at the Meeting. It also provides you with important information about the proposals to enable you to make an informed decision as to whether to vote your Shares for the matters described therein.

Q:	Why did the Board approve the proposals?

A:	As the Fund nears its termination date, it is the goal of the Board and Fund management to manage the Fund’s wind down process in an orderly manner, while seeking to maximize the value of the Fund’s investments and shareholder returns. The Board examined a number of factors and potential courses of action before unanimously approving the proposals. The Board noted that as a result of the Fund’s redemption of its Series Z Preferred Shares on January 2, 2015 and the completion of the Fund’s odd-lot tender offer which expired on January 12, 2015, the Fund’s outstanding securities are beneficially owned by fewer than one hundred (100) persons (as determined in accordance with the 1940 Act) and therefore the Fund is eligible to rely on the exclusion from the definition of “investment company” contained in Section 3(c)(1) of the 1940 Act. The Board considered that de-registration is expected to result in a substantial reduction in the regulatory burden to which the Fund is currently subject, which is expected to result in decreased administrative costs. Upon de-registering under the 1940 Act, the Fund would cease to be subject to the regulations of the 1940 Act and would no longer be required to file certain reports with the SEC, which could result in significantly increased operational flexibility and cost savings to the Fund. The Board also considered that as a result of de-registration shareholders will lose the protective safeguards of the 1940 Act. Following approval of the Proposals the Fund would convert from a RIC for U.S. federal income tax purposes to a partnership. The Board considered that while the Fund currently meets applicable RIC diversification tests, as the Fund winds down it is anticipated that the Fund’s portfolio will become more concentrated over time. The Board considered that as a result of this increased portfolio concentration, it will become impossible for the Fund to make follow-on investments in its more concentrated portfolio holdings and maintain its RIC status due to concentration limitations applicable to RICs. The Fund’s conversion from a RIC to a partnership for U.S. federal income tax purposes will provide the flexibility for the Fund to make follow-on investments to maximize shareholder returns. The Board also considered that shareholders will generally recognize gain or loss in a conversion to a partnership. After considering these and other factors summarized in the enclosed Proxy Statement, the Board determined that de-registering as an investment company under the 1940 Act, converting from a RIC to a partnership for U.S. federal income tax purposes and the related amendment of the Operating Agreement would be in the best interests of the Fund and its shareholders.

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Q:	How will approval of the proposals affect shareholders?

A:	As a registered investment company, the Fund is subject to extensive regulation under the 1940 Act. Upon de-registration, the Fund will no longer be subject to the regulations of the 1940 Act, which are designed to protect the interests of shareholders. Instead, the Fund would operate as a private investment fund exempted from registration under Section 3(c)(1) of the 1940 Act and shareholders would no longer be afforded the regulatory protections of the 1940 Act. However, de-registration is expected to result in a substantial reduction in the regulatory burden to which the Fund is currently subject, which is expected to result in decreased administrative costs. Upon de-registering under the 1940 Act, the Fund would cease to be subject to the regulations of the 1940 Act and would no longer be required to file certain reports with the SEC, which could result in significantly increased operational flexibility and cost savings to the Fund.

In addition, if the proposals are approved the Fund would convert from a RIC for U.S. federal income tax purposes to a partnership. Shareholders will generally recognize gain or loss in a conversion to a partnership.

If the proposals are approved, the Operating Agreement will be amended with respect to the following, among other things: (i) the tax status, tax methodology and tax reporting obligations of the Fund; (ii) governance structure of the Fund; (iii) shareholder voting procedures; (iv) distribution mechanics; and (v) valuation procedures with respect to interests in the Fund. The amended and restated Operating Agreement will be entered into and become effective upon the conversion of the Fund from a RIC for U.S. federal income tax purposes to a partnership, although certain changes set forth therein, including with respect to the governance structure of the Fund, will not become effective until the Fund’s de-registration under the 1940 Act is complete.

Q:	Will there be any change to the management and advisory fee paid by the Fund?

A:	Yes, Tennenbaum Capital Partners, LLC (“TCP”), which serves as the investment manager of the Fund, has agreed to a reduction in the management and advisory fee paid by the Fund if the proposals are approved. TCP currently receives management and advisory fees calculated as a percentage of the “Cost Basis” of assets held by the Fund. “Cost Basis” means, as of any date of determination, the cost of the Fund’s assets as determined in accordance with generally accepted accounting principles. The conversion of the Fund to a partnership for U.S. federal income tax purposes is deemed to be a liquidation and recontribution of the Fund’s assets; therefore, the Cost Basis of the Fund’s assets, as used in calculating the management and advisory fee, will be reset to the then current fair value of the assets as of the effective date of the Fund’s election. As a result, the conversion of the Fund to a partnership is expected to result in a reduction in the management and advisory fees paid by the Fund beginning on that date. Thereafter, commencing upon de-registration under the 1940 Act, TCP will reduce the management and advisory fee rate to be based on the lesser of (i) the Cost Basis of assets held by the Fund or (ii) the “Fair Value” of assets held by the Fund (excluding cash and cash equivalents). “Fair Value” means, as of any date of determination the fair value of the Fund’s assets as determined in accordance with generally accepted accounting principles. As a result, if following the de-registration the Fair Value of the Fund’s assets declines below their Cost Basis, as established at the time of the partnership conversion, the management and advisory fees paid by the Fund will be less than they would have been without this fee reduction. The Fund will continue to use independent third party sources to value at least 95% of the assets held by the Fund, excluding cash and cash equivalents. See “Additional Information about the Proposals – Background about the Fund” in the accompanying Proxy Statement for additional information.

Q:	When will the proposals become effective?

A:	If shareholders approve the proposals, subject to consent of the lenders under the Fund’s existing leverage facility, the Fund will apply to the SEC for an order under Section 8(f) of the 1940 Act declaring that it has ceased to be an investment company. The Fund will be de-registered upon the issuance of such an order by the SEC. Until the issuance of such an order by the SEC, the Fund will remain subject to the 1940 Act.

If shareholders approve the proposals, the Fund expects to convert from a RIC for U.S. federal income tax purposes to a partnership by the end of the first quarter of 2015, or such other time as the officers of the Fund determine is in the best interest of the Fund and shareholders. The amended and restated Operating Agreement will be entered into and become effective upon the conversion of the Fund from a RIC for U.S. federal income tax purposes to a partnership, although certain changes set forth therein, including with respect to the governance structure of the Fund, will not become effective until the Fund’s de-registration under the 1940 Act is complete. The Fund’s partnership status will become effective on such date as determined by the officers of the Fund, which will be on or not more than 75 days prior to the date on which the Fund files to elect partnership status.

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Q:	What happens if the proposals are not approved?

A:	Each proposal is contingent upon the approval of the other proposal. If shareholders of the Fund do not approve either proposal, the Fund will continue to operate as a registered investment company under the 1940 Act and as a RIC for U.S. federal income tax purposes. If the Fund cannot obtain the consent of the lenders under the Fund’s existing leverage facility with respect to the deregistration under the 1940 Act, the Fund may convert from a RIC to a partnership, but will continue to operate as a registered investment company under the 1940 Act. If the lenders subsequently provide consent or following termination of the leverage facility, the Fund may file an application with the SEC for deregistration under the 1940 Act.

Q:	What vote is required to approve the proposals?

A:	The affirmative vote of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) is required to approve each proposal. For this purpose, a vote of a “majority of the outstanding voting securities” of the Fund is the lesser of: (a) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) 50% or more of the outstanding voting securities of the Fund.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that you vote “FOR” each proposal.

Q:	How many votes do I have?

A:	Each Share is entitled to one vote. If you properly execute and timely return your Proxy Card by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it by mail to Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Investor Relations, your Proxy Card will apply to each Share and fractional Share you hold as of the record date.

Q:	Will my vote make a difference?

A:	Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many Shares you own. We encourage all shareholders to participate in the governance of their Fund.

Q:	Is the Fund paying for the cost of the Proxy Statement?

A:	The costs associated with the Proxy Statement, including the mailing and the proxy solicitation costs, will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees incurred in connection with the preparation of the Proxy Statement, also will be borne by the Fund.

Q:	How do I vote my Shares?

A:	Complete, sign, date, and return the enclosed Proxy Card by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it by mail to Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Investor Relations. If you attend the Meeting and wish to vote in person, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please contact our Global Investor Relations team at (310) 566-1003 or investor.relations@tennenbaumcapital.com.

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Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the Proxy Card, date and sign it and promptly return it by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it by mail to Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Investor Relations, no matter how large or small your holdings may be. Abstentions will have the same effect as votes against the proposals.

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SPECIAL VALUE OPPORTUNITIES FUND, LLC

PROXY STATEMENT

FOR THE

SPECIAL MEETING OF MEMBERS

TO BE HELD ON MARCH 6, 2015

This proxy statement (this “Proxy Statement”) is furnished to members holding common shares of membership interests (“Shares”) of Special Value Opportunities Fund, LLC, a Delaware limited liability company (the “Fund”), in connection with the solicitation by the Board of Trustees (the “Board”) of the Fund of proxies to be voted at the special meeting of shareholders of the Fund to be held on March 6, 2015 and any adjournment, postponement or delay thereof (the “Meeting”). The Meeting will be held at the offices of Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405, on Friday, March 6, 2015, at 8:00 a.m. (Pacific time). For simplicity, this Proxy Statement sometimes uses the terms “we,” “us” or “our” to refer to the Fund and uses the term “shareholders” to refer to members holding Shares.

The Notice of Special Meeting, this Proxy Statement and the enclosed Proxy Card are first being sent to shareholders on or about February 12, 2015.

The Board has fixed the close of business on January 30, 2015 (the “Record Date”), as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments, postponements or delays thereof. Shareholders are entitled to one vote for each Share held.

Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed Proxy Card by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it by mail to Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Investor Relations, so you will be represented at the Meeting.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the Proxy Card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Meeting, your Shares will be voted at the proxies’ discretion.

If you attend the Meeting and wish to vote in person, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Fund will furnish to any shareholder, without charge, a copy of the Fund’s most recent annual report and/or semi-annual report to shareholders upon request. You may also obtain copies by emailing investor.relations@tennenbaumcapital.com, writing the Fund at 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Investor Relations or by calling our Global Investor Relations team at (310) 566-1003. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

The Securities and Exchange Commission (“SEC”) has not passed upon the adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or this Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed Proxy Card, and date, sign and return it promptly by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it by mail to Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Investor Relations, no matter how large or small your holdings may be. If you submit a properly executed Proxy Card but do not indicate how you wish your Shares to be voted, your Shares will be deemed to vote “FOR” each proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Proxy Statement is available on the password-protected investor portal at:

http://www.tcpinvestor.com/

and on the EDGAR Database on the Securities and Exchange Commission’s website at:

www.sec.gov

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THE PROPOSALS

The Meeting is being held for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

(1)	To approve the de-registration of the Fund as an investment company with the SEC under the Investment Company Act of 1940 (the “1940 Act”); and

(2)	To approve amending and restating the Fund’s Second Amended and Restated Operating Agreement in order to effect the conversion of the Fund from a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) to a partnership under the Code and to facilitate the operation of the Fund following de-registration and conversion.

Shareholder Approval

The Board has fixed the close of business on January 30, 2015 (the “Record Date”), as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments, postponements or delays thereof. Shareholders of the Fund are entitled to one vote for each Share held. As of the close of business on the Record Date, the Fund had Shares 36,282.13370 outstanding.

The holders of one-third of the outstanding Shares on the Record Date present in person or by proxy shall constitute a quorum for purposes of conducting business at the Meeting. Votes withheld, abstentions and broker non-votes (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as Shares present at the Meeting for quorum purposes.

The affirmative vote of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) is required to approve each proposal. For this purpose, a vote of a “majority of the outstanding voting securities” of a Fund is the lesser of: (a) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) 50% or more of the outstanding voting securities of the Fund. Abstentions and “broker non-votes” (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as a vote against the proposals.

Each proposal is contingent upon the approval of the other proposal. If shareholders of the Fund do not approve either proposal, the Fund will continue to operate as a registered investment company under the 1940 Act and a RIC for U.S. federal income tax purposes. If the Fund cannot obtain the consent of the lenders under the Fund’s existing leverage facility with respect to the deregistration under the 1940 Act, the Fund may convert from a RIC to a partnership, but will continue to operate as a registered investment company under the 1940 Act. If the lenders subsequently provide consent or following termination of the leverage facility, the Fund may file an application with the SEC for deregistration under the 1940 Act.

Board Recommendation

The Board unanimously recommends that shareholders vote “FOR” each proposal.

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ADDITIONAL INFORMATION ABOUT THE PROPOSALS

Background about the Fund

The Fund was formed on February 18, 2004 as a limited liability company under the laws of the State of Delaware. On July 13, 2004, the Fund filed a registration statement on Form N-8A with the SEC registering as a non-diversified closed-end management investment company under the 1940 Act. The Fund was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Fund is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

In 2004, the Fund completed an offering of common shares, preferred shares and debt securities on a private placement basis. There is no established public trading market for the Shares, and the Shares are subject to restrictions on transferability set forth in the Operating Agreement.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the investment manager of the Fund. Babson Capital Management LLC serves as co-manager. Fund management consists of the investment manager and the Board. The investment manager directs and executes the day-to-day operations of the Fund, subject to oversight from the Board, which sets the broad policies for the Fund. The Board consists of four persons, three of whom are independent.

The Fund was originally scheduled to terminate its existence on July 13, 2014, subject to up to two one-year extensions with shareholder approval. In January 2013, shareholders consented to an extension of the term of the Fund to July 13, 2016.

Redemption of Preferred Shares. On January 2, 2015, the Fund redeemed its outstanding Series Z Preferred Shares. As a result of this redemption, effective as of January 2, 2015, the Fund has redeemed all of its outstanding preferred shares.

Odd Lot Tender Offer. On December 12, 2014 the Fund commenced an “odd-lot” tender offer pursuant to which the Fund offered to purchase all Shares held by shareholders who own fewer than ten (10) Shares, subject to the terms and conditions of the tender offer (the “Tender Offer”). The Tender Offer was intended to reduce the number of holders of record of the Shares. In addition, the Tender Offer may have the effect of decreasing the Fund’s shareholder administration costs. The Tender Offer expired on January 12, 2015. Upon completion of the Tender Offer, the Fund’s outstanding securities were beneficially owned by fewer than one hundred (100) persons (not including beneficial owners who qualify as “knowledge employees” with respect to the Fund as defined in Rule 3c-5 under the 1940 Act). This Proxy Statement is not an offer to purchase any Shares or a solicitation of any tenders of Shares in the Tender Offer.

Management and Advisory Fee Reduction. TCP currently receives management and advisory fees calculated as a percentage of the “Cost Basis” of assets held by the Fund. “Cost Basis” means, as of any date of determination the cost of the Fund’s assets as determined in accordance with generally accepted accounting principles.

The management and advisory fee payable by the Fund is currently as follows:

Time Period	Applicable Rate for Annual Management and Advisory Fee Calculation as a Percentage of Cost Basis
January 14, 2015 through July 13, 2015	1.15%
July 14, 2015 through July 13, 2016	1.00%

The conversion of the Fund to a partnership for U.S. federal income tax purposes is deemed to be a liquidation and recontribution of the Fund’s assets; therefore, at that time the Cost Basis of the Fund’s assets, as used in calculating the management and advisory fee, will be reset to the then current fair value of the assets as of the effective date of the Fund’s election. As a result, the conversion of the Fund to a partnership is expected to result in a reduction in the management and advisory fees paid by the Fund beginning on that date.

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Thereafter, subject to approval of the proposals, commencing upon de-registration under the 1940 Act, TCP will reduce the management and advisory fee rate to be based on the lesser of (i) the Cost Basis of assets held by the Fund or (ii) the “Fair Value” of assets held by the Fund (excluding cash and cash equivalents). “Fair Value” means, as of any date of determination the fair value of the Fund’s assets as determined in accordance with generally accepted accounting principles. As a result, if following the de-registration the Fair Value of the Fund’s assets declines below their Cost Basis, as established at the time of the partnership conversion, the management and advisory fees paid by the Fund will be less than they would have been without this fee reduction. Following this reduction the management and advisory fee will be calculated as follows:

Time Period	Applicable Rate for Annual Management and Advisory Fee Calculation as a Percentage of the Lesser of (i) Cost Basis or (ii) Fair Value
Date of de-registration under the 1940 Act through July 13, 2015	1.15%
July 14, 2015 through July 13, 2016	1.00%

The Fund will continue to use independent third party sources to value at least 95% of the assets held by the Fund, excluding cash and cash equivalents.

Reasons for the Proposals

The Fund is seeking authority to de-register the Fund as an investment company with the SEC under the 1940 Act. The Board, including the members of the Board that are not “interested persons” as defined in the 1940 Act, has unanimously determined that the de-registration of the Fund and the related amendment of the Operating Agreement is in the best interests of shareholders.

As the Fund nears its termination date, it is the goal of the Board and Fund management to manage the Fund’s wind down process in an orderly manner, while seeking to maximize the value of the Fund’s investments and shareholder returns. The Board examined a number of factors and potential courses of action before unanimously approving the proposals.

The Board noted that as a result of the Fund’s redemption of its Series Z Preferred Shares on January 2, 2015 and the completion of the Fund’s odd-lot tender offer which expired on January 12, 2015, the Fund’s outstanding securities are beneficially owned by fewer than one hundred (100) persons (as determined in accordance with the 1940 Act) and therefore the Fund is eligible to rely on the exclusion from the definition of “investment company” contained in Section 3(c)(1) of the 1940 Act. Section 3(c)(1) exempts any issuer whose outstanding securities (other than short-term paper) are beneficially owned by not more than one hundred (100) persons and which is not making and does not presently propose to make a public offering of its securities.

The Board considered that de-registration is expected to result in a substantial reduction in the regulatory burden to which the Fund is currently subject, which is expected to result in decreased administrative costs. Upon de-registering under the 1940 Act, the Fund would cease to be subject to the regulations of the 1940 Act and would no longer be required to file certain reports with the SEC, which could result in significantly increased operational flexibility and cost savings to the Fund. The Board also considered that as a result of de-registration shareholders will lose the protective safeguards of the 1940 Act. The Fund incurs significant general and administrative costs in order to comply with the regulations imposed by the 1940 Act, including the costs associated with periodic reporting required under the 1940 Act. Management devotes considerable time to issues related to compliance with the 1940 Act and the Fund incurs substantial legal and accounting fees with respect to such matters. The costs of this regulation are borne by the Fund. The Board believes that the costs of compliance with the 1940 Act are substantial, especially when compared to the Fund’s relative size and net income, and that it would be in the best interest of shareholders to cease to be regulated under the 1940 Act.

Following approval of the Proposals, the Fund would convert from a RIC for U.S. federal income tax purposes to a partnership. The Board considered that while the Fund currently meets applicable RIC diversification tests, as the Fund winds down it is anticipated that the Fund’s portfolio will become more concentrated over time. The Board considered that as a result of this increased portfolio concentration, it will become impossible for the Fund to make follow-on investments in its more concentrated portfolio holdings and maintain its RIC status due to concentration limitations applicable to RICs. The Fund’s conversion from a RIC to a partnership for U.S. federal income tax purposes will provide the flexibility for the Fund to make follow-on investments to maximize shareholder returns. The Board also considered that shareholders will generally recognize gain or loss in a conversion to a partnership.

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After considering these and other factors, the Board determined that de-registering as an investment company under the 1940 Act, converting from a RIC to a partnership for U.S. federal income tax purposes and the related amendment of the Operating Agreement would be in the best interests of the Fund and its shareholders.

De-registration under the 1940 Act

Effects of De-registration. As a registered investment company, the Fund is subject to extensive regulation under the 1940 Act. The 1940 Act, among other things, (i) regulates the composition of the Board; (ii) regulates the capital structure of the Fund by limiting the issuance of senior equity and debt securities and limiting the issuance of stock options, rights and warrants; (iii) prohibits certain transactions between the Fund and affiliated persons, including directors and officers of the Fund or affiliated companies, unless such transactions are exempted by the SEC; (iv) prohibits the issuance of common stock at less than net asset value; (v) regulates the form, content and frequency of financial reports to stockholders; (vi) requires the Fund to carry its assets at fair value rather than at cost in financial reports; (vii) requires that the Fund file with the SEC periodic reports designed to disclose compliance with the 1940 Act and to present other financial information; (viii) prohibits the Fund from changing the nature of its business or fundamental investment policies without the prior approval of its shareholders; (ix) prohibits pyramiding of investment companies and the cross ownership of securities; (x) provides for the custody of securities and bonding of certain employees; (xi) prohibits voting trusts; (xii) provides that no securities may be issued for services or for property other than cash or securities except as a dividend or a distribution to security holders or in connection with a reorganization; (xiii) regulates the manner in which repurchases of stock may be effected; (xiv) regulates plans of reorganization; (xv) provides for enforcement by the SEC of the 1940 Act through administrative proceedings and court actions; and (xvi) creates a right in private persons to bring injunctive and damage actions in Federal courts to enforce compliance with the 1940 Act. Upon de-registration, the Fund will no longer be subject to the foregoing regulations, all of which are designed to protect the interests of shareholders. Instead, the Fund would operate as a private investment fund exempted from registration under Section 3(c)(1) of the 1940 Act and shareholders would no longer be afforded the regulatory protections of the 1940 Act.

The following table outlines certain key similarities and differences in the structure and governance of the Fund if de-registration is approved:

	Currently	After De-Registration

Governance	The 1940 Act requires that the Fund be managed by a board of directors, at least 40% of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The Fund currently has four directors, three of whom are not interested persons.	Fund will be managed solely in a Managing Member with substantially similar power, authority and discretion as the Board had before de-registration. An affiliate of TCP will serve as Managing Member.

Financial Leverage	The 1940 Act restricts the extent to which the Fund may utilize financial leverage. The Fund may not incur indebtedness if, immediately after incurring such indebtedness, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of total assets). The Fund may not issue preferred shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of preferred shares outstanding, the Fund is required to have at least two dollars of total assets).

The Fund will not be subject to regulatory restrictions on its ability to utilize financial leverage. However, the Fund will terminate on or before July 13, 2016 and has no present intention to incur financial leverage in excess of the amounts permitted by the 1940 Act.

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	Currently	After De-Registration

Capital Structure	The 1940 Act limits the Fund’s capital structure, including limiting the Fund to one class of outstanding indebtedness and one class of outstanding preferred shares, restricting the issuance of stock options, rights and warrants, prohibiting the issuance of securities for services or for property other than cash or securities and restricting the sale of Shares at a price below net asset value.	The Fund will not be subject to regulatory restrictions on its capital structure. However, the Fund will terminate on or before July 13, 2016 and has no present intention to issue additional interests in the Fund or stock options, rights or warrants.

Voting Rights	The 1940 Act requires that all stock must have equal voting rights, except special voting rights to preferred stockholders.	While this regulatory restriction will not apply, there will be no change in the voting rights associated with interests in the Fund, except as described below under “—Amendment of Operating Agreement—Members, Common Interests and Voting” with respect to the method of calculating a shareholder’s number of votes.

Affiliated Transactions	The 1940 Act imposes restrictions on the Fund’s ability to engage in transactions with affiliated persons, including directors and officers of the Fund, TCP and its affiliates and other affiliated companies, unless such transactions are exempted by the SEC. These prohibitions generally apply to buying and selling securities and other property to or from affiliated persons; borrowing money from or lending money to affiliated persons; or participating in joint transactions or profit sharing arrangements with affiliated persons.	The Fund will not be subject to regulatory restrictions on its ability to engage in transactions involving affiliated persons. While such transactions may involve increased risk to shareholders as a result of the conflicts of interest involved, the ability to engage in these transactions may also provide additional flexibility to manage the Fund’s portfolio during its wind down period.

Tax Status	RIC	Partnership

Changes to Investment Restrictions and Policies	The 1940 Act requires shareholder approval for changes to certain “fundamental” investment restrictions and policies.	The Fund will not be subject to any regulatory restrictions on its ability to change its investment restrictions and policies; however, no such changes are currently anticipated.

Custody of Fund Assets	The 1940 Act requires the Fund to maintain its securities and other investments with certain types of custodians under conditions designed to assure the safety of the fund’s assets. The Fund’s custodian is currently Wells Fargo Bank, NA.	The Investment Advisers Act of 1940 (the “Advisers Act”) requires that if an adviser has custody of client funds, client funds and securities must be maintained with a broker-dealer, bank, or other “qualified custodian.” It is anticipated that Wells Fargo Bank, NA will continue to maintain custody of the Fund’s assets following de-registration.

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	Currently	After De-Registration

Financial and Other Reporting	The 1940 Act requires the Fund to provide shareholders with annual and semi-annual reports, which are also filed with the SEC on Form N-CSR and subject to certification pursuant to the Sarbanes-Oxley Act, file with the SEC annual and semi-annual reports on Form N-SAR, quarterly reports regarding portfolio holdings on Form N-Q and annual reports regarding proxy voting on Form N-PX and imposes other SEC reporting obligations.	The Fund will no longer file reports on Forms N-CSR, N-SAR, N-Q or N-PX or any other reports with the SEC. However, while they will not be filed with the SEC, the Fund will continue to provide to the Members quarterly financial statements and annual audited financial statements. The Sarbanes-Oxley Act certification requirements that currently apply to the Fund’s annual and semi-annual reports filed with the SEC will not apply to the Fund’s quarterly financial statements and annual audited financial statements after de-registration. The Fund’s quarterly financial statements and annual audited financial statements will continue to be prepared in accordance with generally accepted accounting principles. However, regulatory requirements applicable to financial statements of registered investment companies specifically will no longer apply, which will result in changes in the manner in which certain information is presented in the financial statements.

Compliance Policies and Procedures	The 1940 Act requires the Fund to have a code of ethics and compliance policies and procedures reasonably designed to prevent violations of federal securities laws and a chief compliance officer charged with administering these policies. TCP, as a registered investment adviser, is required by the Advisers Act to have a code of ethics and compliance policies and procedures.	While the Fund will not be required to have a code of ethics and compliance policies and procedures, TCP, as a registered investment adviser, will continue to be required by the Advisers Act to have a code of ethics and compliance policies and procedures.

Inspection by the SEC	As a registered investment company, the Fund is subject to regulation and inspection by the SEC. TCP, as a registered investment adviser, is subject to regulation and inspection by the SEC.	While the Fund will no longer be subject to regulation and inspection by the SEC, TCP, as a registered investment adviser, will remain subject to regulation and inspection by the SEC.

Process for De-Registration. Because the Fund’s outstanding securities are beneficially owned by fewer than one hundred (100) persons (as determined in accordance with the 1940 Act), the Fund is eligible to rely on the exclusion from the definition of “investment company” contained in Section 3(c)(1) of the 1940 Act. However, the 1940 Act requires shareholder approve for the Fund to change the nature of its business so as to cease to be an investment company.

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If shareholders approve the proposals, subject to consent of the lenders under the Fund’s existing leverage facility, the Fund will apply to the SEC for an order under Section 8(f) of the 1940 Act declaring that the Fund has ceased to be an investment company and that it shall be de-registered from the 1940 Act. After reviewing the application, the SEC may require the Fund to supply additional information, which may result in one or more amendments to the application. The SEC can on its own motion or on the motion of any interested party order a public hearing on the application. There can be no assurance that the SEC will grant the Fund’s application, or with respect to the timing of the de-registration order.

Amendment of the Operating Agreement

If the proposals are approved certain modifications are necessary to the Operating Agreement in order to effect the conversion of the Fund from a RIC under the Code to a partnership under the Code and reflect the Fund’s new status. A form of the proposed amended and restated Operating Agreement (the “Amended Operating Agreement”), marked to show the changes from the current Operating Agreement, is attached hereto as Appendix A to this Proxy Statement. If shareholders approve the proposals, the Fund expects to convert from a RIC for U.S. federal income tax purposes to a partnership by the end of the first quarter of 2015, or such other time as the officers of the Fund determine is in the best interest of the Fund and shareholders. The Amended Operating Agreement will take effect upon the conversion of the Fund from a RIC for U.S. federal income tax purposes to a partnership, although certain changes set forth therein, each of which is noted below, will not become effective until the Fund’s de-registration under the 1940 Act is complete. The following is a summary of the material modifications set forth in the Amended Operating Agreement.

Converting to a Partnership for Tax Purposes. Currently, the Fund is intended to be classified as a RIC under Subchapter M of the Code. If the proposals are approved, the Fund would convert from a RIC, for purposes of the Code and state tax laws, to a partnership. (See Section 2.4 of the Amended Operating Agreement). For all purposes except tax purposes, the Fund will remain a limited liability company under Delaware law. No Member will be considered a partner for any purpose except for tax purposes. As a partnership for tax purposes, the Fund’s profits and losses are computed and allocated among the Members annually and pass-through to the Members, who include their respective share of those items on their income tax returns (whether or not distributed). As such, the Amended Agreement details the methodology for allocating profits, losses, income, expenses, appreciation, depreciation, etc. in accordance with the Code.

Differences. As a RIC, the Fund must satisfy certain portfolio diversification, sources of income and distribution requirements in order to avoid paying tax as a corporation on its income. As a partnership, the Fund will not be subject to these requirements and all of its income and expenses will flow through to the Members. The absence of diversification requirements in particular will assist the Fund in achieving an orderly wind down.

Capital Accounts. Capital Accounts will be established for each Member to track each Member’s economic interest in the Fund and will generally comply with the detailed tax accounting rules and principles under the relevant U.S. Treasury Regulations. (See Section 5.1 and Section 7.3 of the Amended Operating Agreement).

i.	After the deemed liquidation and recontribution as described below, Capital Accounts will generally equal the total cash contributed by such Member to the Fund, plus the fair market value of property contributed by such Member to the Fund (net of liabilities secured by such property), minus the amount of any money and the fair market value of property distributed to such Member by the Fund (net of liabilities secured by such property). (See Section 5.1 of the Amended Operating Agreement).

ii.	In converting from a RIC to a partnership for tax purposes, there will be a deemed liquidation and recontribution of assets. Therefore, each Member’s Capital Account opened on the date of the conversion from a RIC to a partnership will generally equal the Net Asset Value of the Fund multiplied by the percentage of Shares of the Fund owned by such Member as of such date. Each Member’s Capital Account will be maintained in accordance with Section 7 of the Amended Operating Agreement. (See Section 5.1 and Section 7 of the Amended Operating Agreement).

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iii.	Capital Accounts generally will increase by the aggregate amount of additional Capital Contributions made by such Member and by the aggregate amount of Net Profit and other items of income and gain allocated to such Member under the Amended Agreement; and generally will be decreased by the aggregate amount of distributions made by the Fund to such Member; and by the aggregate amount of Net Loss and other items of deduction, expenditure and loss allocated to such Member under the Amended Agreement.

Tax Matters Member. Under the Amended Operating Agreement, the Managing Member is designated as the “tax matters partner” for purposes of the Code (i.e., a representative of the Fund and the Members to work with the applicable tax authorities and communicate with the other Members regarding such tax matters) and will have all rights, duties, authority and obligations as is customarily associated with a tax matters partner of a partnership under the Code. Each Member will indemnify the Fund and the Tax Matters Member and hold each of them harmless from any liability with respect to any taxes, penalties or interest required to be withheld or paid to any taxing authority by the Fund or the Tax Matters Member for or on behalf of such Member or with respect to such Member’s Interests. (See Section 9.9 of the Amended Operating Agreement).

Qualification. For the Fund to comply as a partnership classified under the Code, each holder of an interest in the Fund must be (i) a “United States Person” under the Code or (ii) represent to the Fund that it holds the interests in connection with conduct/trade/business within the U.S. and provide appropriate supporting documentation. (See Section 5.3 of the Amended Operating Agreement).

No Market for Transfers. To comply with the Code, the interests will not be traded on an established securities market as contemplated by the regulations under the Code and the Fund will not recognize any transfer made on such a market or participate in establishing any markets for its interests. (See Section 5.3 of the Amended Operating Agreement).

Governance. Under the Amended Operating Agreement, once the Fund’s de-registration as a registered investment company is complete, the management of the Fund will transfer from being vested solely in the Board to being vested solely in a Managing Member with substantially similar power, authority and discretion as the Board had before de-registration. (See Section 9.1 of the Amended Operating Agreement). SVOF/MM, LLC (the “Managing Member”) will act as the Managing Member. After de-registration, each action that required a majority vote of the Board may be taken by action of the Managing Member without a meeting. (See Section 9.1(d) of the Amended Operating Agreement).

Members, Common Interests and Voting. Although the relative voting power of each Member generally remains the same, the number of votes each Member has is calculated differently since there will no longer be shares. Under the Amended Operating Agreement, each Member will have one vote per $20,000 of Net Asset Value of the Member’s Interest (fractions of such amount are the fractions of one vote). (See Section 10.10 of the Amended Operating Agreement). Currently, each Share has one vote under the current Operating Agreement. The total votes a Member can cast under the Amended Operating Agreement will be determined by dividing a Member’s Capital Account by $20,000 after conducting a valuation on the most recent valuation date (pursuant to Article XIV of the Amended Operating Agreement) prior to the vote. The resulting quotient will equal the number of votes such Member has, which accordingly in general will fluctuate proportionately with net asset value of the Fund.

Distributions. Currently, the Board has the discretion to distribute such portion of the net profits, surplus, capital or assets held by the Fund as the Board deems fit. As a RIC, the Fund is subject to certain distribution requirements. The Fund generally must distribute each taxable year at least 90% of the sum of (i) the Fund’s investment company taxable income and (ii) the Fund’s net tax-exempt interest. In addition, to avoid the imposition of a 4% nondeductible excise tax, the Fund generally must distribute at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In the Amended Operating Agreement, the Managing Member will determine the amount of distributions to be made of the Fund’s assets (subject to contracts with third parties restricting such distributions). (See Article VIII of the Amended Operating Agreement). The distribution requirements applicable to RICs will no longer apply to the Fund.

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Withholding. Under the Amended Operating Agreement, the Fund will comply with withholding requirements under federal and state tax law for partnerships and pay withholding (along with file related forms) to the applicable tax authorities. Amounts withheld and paid to the tax authorities with respect to any distribution will be deemed a distribution by the Fund to the Member. Withholding on income will be allocated to the Members with respect to whom the withholding was calculated and distributions adjusted accordingly. (See Section 8.3 of the Amended Operating Agreement).

Deleted Consent Dividend Concept. As a partnership for tax purposes, the Fund will no longer have to request in any circumstance that Members execute a consent to treat an amount specified by the Fund as a dividend, so this clause has been deleted.

Preferred Shares. The Fund has redeemed the remaining preferred shares outstanding and, as such, the Amended Operating Agreement does not contemplate preferred shares. Though it has no present intention to do so, the Managing Member maintains the right to create, classify or reclassify one or more classes of Interests (and series thereof) and designate such powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions as the Managing Member determines without consent of the Members unless such (re)classification generally would adversely affect any such Member. (See Section 5.2 of the Amended Operating Agreement).

Valuation of Interests. Currently, valuation is determined according to GAAP and 1940 Act principles. Under the Amended Operating Agreement, once the Fund’s de-registration as a registered investment company is complete, valuation will only be determined according to GAAP principles. (See Article XIV of the Amended Operating Agreement).

Additional Members/Transfers/Assignments. No additional members will be admitted under the Amended Operating Agreement. (See Section 11.1 of the Amended Operating Agreement). Transfers and substituted members are generally subject to the same requirements as in the current Operating Agreement, except transferees no longer need to be qualified clients under the Amended Operating Agreement. (See Section 11.2 of the Amended Operating Agreement).

Purpose, Nature of Business and Powers. Under the Amended Operating Agreement, the Fund’s purpose, nature of business and powers will be the same as they are under the current Operating Agreement, except the Fund will only make new investments that protect or enhance the value of existing investments. (See Article III of the Amended Operating Agreement).

Capital Contributions. The Amended Operating Agreement reflects the fact that the subscription period and the commitment period are each over. The Fund has called all committed capital from the Members and is not entitled to require any additional Capital Contributions by any Member (e.g., there are no longer concepts for common share commitment, drawdown dates or unfunded commitments) without unanimous consent by all Members. (See Article VII of the Amended Operating Agreement).

Effectiveness of the Amended Operating Agreement. If the proposals are approved, the Amended Operating Agreement will take effect on the date the Fund converts from a RIC for U.S. federal income tax purposes to a partnership, although certain changes set forth therein, including with respect to the governance structure of the Fund, will not become effective until the Fund’s de-registration under the 1940 Act is complete. If shareholders approve the proposals, the Fund expects to convert from a RIC for U.S. federal income tax purposes to a partnership by the end of the first quarter of 2015, or such other time as the officers of the Fund determine is in the best interest of the Fund and shareholders. The Fund’s partnership status will become effective on such date as determined by the officers of the Fund, which will be on or not more than 75 days prior to the date on which the Fund files to elect partnership status.

Certain Tax Considerations Related to the Proposals

The following is a summary of the principal U.S. federal income tax consequences of the Fund’s proposed conversion to a partnership for tax purposes (the “Conversion”) as well as the ownership and sale of Shares. The discussion is based on the Code, Treasury Department regulations thereunder, Internal Revenue Service (“IRS”) pronouncements and judicial decisions, all as currently in effect and any or all of which are subject to change or differing interpretation (possibly with retroactive effect). The discussion does not address all aspects of U.S. federal income taxation that may be relevant to a member’s particular circumstances or to a member subject to special treatment under the U.S. federal income tax law (including financial institutions, tax-exempt organizations, life insurance companies, dealers in securities or currencies, certain U.S. expatriates and Members holding Shares as part of a conversion transaction or hedge or hedging transaction or as a position in a straddle for tax purposes). This discussion also assumes that the Shares are held as capital assets (generally, property held for investment). In addition, the discussion does not consider the effect of state, local, foreign or other tax laws that may apply to particular members. Each Member should consult its own tax advisor as to the particular U.S. federal income tax consequences and the applicability and effect of state, local, foreign or other tax laws.

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As used in this discussion, the term “U.S. Member” means a Member that, for U.S. federal income tax purposes, is not a partnership (or any other entity or arrangement treated as a partnership for such purposes) and is any of the following:

•	an individual that is a citizen or resident of the United States;

•	a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia,

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust (1) whose administration is subject to the primary supervision of a United States court and that has one or more United States persons who have the authority to control all substantial decisions of the trust, or (2) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

The term “Non-U.S. Member” means a Member that is not a partnership (or any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) and that is not a U.S. Member.

If a partnership (or any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Shares, the U.S. federal income tax treatment of a partner of that partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partner in such a partnership that holds our Shares should consult its own tax advisor regarding the tax consequences of the Conversion and the subsequent ownership and disposition of Shares.

Certain Tax Consequences of Partnership Election

When the Fund elects to become a partnership under applicable federal regulations, the Fund will be deemed to distribute all of its assets and liabilities to its Members in liquidation and immediately thereafter, the Members will be deemed to contribute all of the distributed assets and liabilities to a newly formed partnership. Members’ holding periods for their interests will begin the day after the Fund converts to a partnership for U.S. federal income tax purposes.

Consequences to U.S. Members Upon Conversion. As a result of the Conversion, U.S. Members will generally be deemed to have sold or exchanged their Shares in a taxable transaction. The gain or loss realized by a U.S. Member will be the fair market value of property and any cash received from the Fund upon the deemed liquidation with respect to a Share (taking into account any liabilities the U.S. Member is deemed to assume with respect to such share) over the Share’s basis. Any such gain or loss will be long-term capital gain or loss if the U.S. Member has held its Shares for more than a year. Long-term capital gain is subject to reduced maximum rates for non-corporate Members. The deductibility of capital losses is subject to limitation under the Code.

Each Member will be deemed to have received a liquidating distribution in the amount of the member’s share of the Fund’s net asset value on the date of the Conversion. Were the Fund to have converted on December 31, 2014, the Fund estimates that the amount of such liquidating distribution would have been approximately $5,430 per share, comprised of approximately $390 in cash and $5,040 in property, based on the estimated net asset value of the Fund at December 31, 2014. Each Member’s capital loss will be equal to the Member’s basis less the sum of cash and non-cash liquidating distributions, and each Member would take such losses in the current tax period upon the deemed liquidation. Were the Fund to have converted on December 31, 2014, the Fund estimates that the amount of such realized loss would have been approximately $5,360 per share. Such loss could generally be used to offset capital gains from other sources recognized by such Member in the tax period. The amounts of the liquidating distribution and the corresponding realized loss on the actual date of Conversion may vary significantly from the preceding estimates.

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Tax Consequences to Non-U.S. Members Upon Conversion. A Non-U.S. Member generally will not be subject to U.S. federal income or withholding tax on any gain realized upon the deemed transactions that occur pursuant to the Conversion unless:

•	the gain is effectively connected with such Non-U.S. Member’s conduct of a trade or business in the United States and, where required by an applicable income tax treaty, the gain is attributable to such Non-U.S. Member’s permanent establishment in the United States;

•	such Non-U.S. Member is an individual present in the United States for 183 days or more in the calendar year of the sale, exchange or other taxable disposition and certain other conditions are satisfied; or

•	we are or have been a “United States real property holding corporation,” as such term is defined in section 897(c) of the Code, at any time during the shorter of (1) the five-year period ending on the date of disposition or (2) the Non-U.S. Member’s holding period for our common stock. While no assurance can be given that we will not become a United States real property holding corporation, at this time, we do not believe that we are a United States real property holding corporation.

Gain that is effectively connected with such Non-U.S. Member’s conduct of a trade or business in the United States and, where required by an applicable income tax treaty, attributable to such Non-U.S. Member’s permanent establishment in the United States (or, if we are or become a United States real property holding corporation, any gain that is realized by a Non-U.S. Member) , will be subject to tax on a net income basis at regular graduated U.S. federal income tax rates in the same manner as if such Non-U.S. Member were a United States person as defined under the Code. A Non-U.S. Member that is a corporation may also be subject to a branch profits tax equal to 30%, or such lower rate as may be specified by an applicable income tax treaty, of its effectively connected earnings and profits for the taxable year, as adjusted for certain items. An individual Non-U.S. Member present in the United States for 183 days or more in the calendar year of the sale, exchange or other taxable disposition (and where certain other conditions are satisfied) will be required to pay (subject to applicable income tax treaties) a flat 30% tax on the gain derived from the sale, which may be offset by certain United States source capital losses, even though the individual is not considered a resident of the United States.

Consequences for the Fund. Upon the deemed liquidation, the Fund will have distributed all of its assets and liabilities to its Members. The Fund will recognize gain or loss on this distribution as if the property were sold to the Members at fair market value. We expect the company will experience an aggregate loss upon the election to a partnership. The assets return during the deemed contribution of the Members and thereafter, the basis of each asset will be the fair market value of those assets.

Consequences of Ownership of Interests Following the Conversion

Taxation of Members. By reason of its treatment as a partnership for U.S. federal income tax purposes, the Fund will not itself be subject to U.S. federal income tax. Rather, each Member in computing its U.S. federal income tax will include his, her or its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with the taxable year of the Member. It is possible that a Member’s U.S. federal income tax liability with respect to his, her or its allocable share of the Fund earnings in a particular taxable year could exceed the cash distributions to the Member for the year, thus giving rise to an out-of-pocket payment by the Member.

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For U.S. federal income tax purposes, a Member’s allocable share of Fund tax items will be determined by the provisions of the Amended Operating Agreement if such allocations are in accordance with Section 704 of the Code and the Treasury Regulations thereunder. No assurances can be made in this regard. If, however, the IRS successfully challenged the Fund’s allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular Member for U.S. federal income tax purposes may be less favorable than the allocations set forth in the Amended Operating Agreement.

Nature of the Fund Investments. Certain of the Fund’s investments are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Tax Basis Rules. Fund distributions generally will not be taxable to a Member to the extent of such Member’s adjusted tax basis in his, her or its interests. In addition, a Member is allowed to deduct his, her or its allocable share of Fund losses (if any) only to the extent of such Member’s adjusted tax basis in his, her or its interests at the end of the taxable year in which the losses occur. A Member’s adjusted tax basis is equal to the Member’s aggregate capital contributions (including the deemed contribution of assets resulting from the Fund’s Conversion) to the Fund as adjusted by certain items. Basis is generally increased by the Member’s allocable share of Fund profits (and items of income and gain) and increases in the Member’s allocable share of Fund nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any. Basis is generally decreased by the Member’s allocable share of Fund losses (and items of loss, deduction and expense), the amount of cash distributed by the Fund to the Member, the Fund’s tax basis of property (other than cash) distributed by the Fund to the Member and any reduction in the Member’s allocable share of Fund nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any.

To the extent that a Member’s allocable share of Fund losses are disallowed because the Member has insufficient adjusted tax basis in its interests, such disallowed losses may be carried over by the Member to subsequent taxable years and will be allowed if and to the extent of the Member’s adjusted tax basis in subsequent years.

At Risk Rules. Individuals and certain closely held C corporations are allowed to deduct their allocable share of Fund losses (if any) only to the extent of each such Member’s “at risk” amount in the Fund at the end of the taxable year in which the losses occur. A Member’s at risk amount generally is equal to the Member’s aggregate capital contributions to the Fund. To the extent that a Member’s allocable share of Fund losses is not allowed because the Member has an insufficient amount at risk in the Fund, such disallowed losses may be carried over by the Member to subsequent taxable years and will be allowed if, and to the extent of the Member’s at risk amount in subsequent years.

Passive Activity Loss Rules. The Fund’s investment activities generally will not constitute a passive activity for purposes of the passive activity loss rules. Therefore, a Member that is subject to these rules will not be allowed to offset his, her or its allocable share of Fund items of income or gain with the Member’s passive activity losses (as defined for U.S. federal income tax purposes) from other sources.

Investment Interest Limitation. Individuals and other noncorporate taxpayers are allowed to deduct interest paid or accrued by the Fund on its indebtedness (so-called “investment interest”) only to the extent of each such Member’s net investment income for the taxable year. A Member’s net investment income generally is the excess, if any, of the Member’s investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any Fund gains on the sale of its investments), as well as “qualified dividend income,” unless the Member elects to pay tax on such gain or income at ordinary income rates.

To the extent that a Member’s allocable share of Fund investment interest is not allowed as a deduction because the Member has insufficient net investment income, such disallowed investment interest may be carried over by the Member to subsequent taxable years and will be allowed if and to the extent of the Member’s net investment income in subsequent years. If a Member borrows to finance the purchase of interests, any interest paid or accrued on the borrowing will be investment interest that is subject to these limitations. Since the amount of a Member’s allocable share of Fund investment interest that is subject to this limitation will depend on the Member’s aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which Fund investment interest will be disallowed under this rule will depend on each Member’s particular circumstances each year.

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Other Limitations on Deductions and Special Code Provisions. An individual, estate or trust may deduct so-called “miscellaneous itemized deductions,” which include fees and other expenses of the Fund, only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. The amount of a Member’s allocable share of such expenses that is subject to this disallowance rule will depend on the Member’s aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year. Additional limitations may be imposed on miscellaneous itemized deductions of certain high-income individuals. There is also a limitation on the deductibility of investment expenses in excess of 2% of adjusted income to the extent such expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individuals’ adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such miscellaneous itemized deductions are not deductible by an individual taxpayer in calculating its alternative minimum tax liability. Thus, the extent, if any, to which such fees and expenses will be subject to disallowance will depend on each Member’s particular circumstances each year. Other limitations are also imposed on itemized deductions of high-income individuals.

Phantom Income from Fund Investments in Non-U.S. Corporations. The Fund may be, or invest in, non-U.S. corporations that could be classified as “passive foreign investment companies” and/or “controlled foreign corporations” (each as defined for U.S. federal income tax purposes). For U.S. federal income tax purposes, these investments may, among other things, cause the Fund, and thus the Members, to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.

Non-U.S. Currency Gains or Losses. If the Fund holds investments or obtains financing denominated in a currency other than the U.S. dollar, then the Fund may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Fund may also recognize gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.

Non-U.S. Taxes. Certain dividends, interest and other income received by the Fund from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. The Fund may also be subject to capital gains taxes in certain other countries where it purchases and sells stocks and securities. Tax treaties between the United States and other countries may affect, reduce or eliminate such taxes. There may, however, be limitations on the ability of the Fund and the Members to claim the benefits of such treaties. Members will be required to include such taxes in their income and generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes.

Limitation on Deductibility of Capital Losses. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

Distributions; Sales of Interests. Cash distributions by the Fund with respect to interests or in redemption of less than all of a Member’s interests generally will not be taxable to such Member. Instead, such distributions will reduce, but not below zero, the adjusted tax basis in all of the interests held by such Member immediately before the distribution. If such distributions by the Fund to a Member exceed the Member’s adjusted tax basis in his, her or its interests, the excess will be taxable to it as though it were a gain from a sale or exchange of the interests. It is possible that partial redemptions made during the taxable year could result in taxable gain to a Member where no gain would otherwise have resulted if the same partial redemption were made at the end of the taxable year.

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A Member who sells his, her or its interests (including in redemption for cash of all of the Member’s interests) will recognize gain or loss measured by the difference between the amount realized on the sale and the Member’s adjusted tax basis in the interests sold (as described in “Tax Basis Rules” above). Such gain or loss generally will be long-term capital gain or loss if the Member held the sold interests for more than one year (except as otherwise provided by Section 751 of the Code discussed below). The amount realized will include the Member’s allocable share of Fund nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any, as well as any proceeds from the sale.

Upon a Member’s partial or complete redemption from the Fund, the Fund will allocate its gains and losses for U.S. federal income tax purposes to eliminate, as nearly as possible, the difference, if any, between the Member’s Capital Account for, and tax basis in, the redeemed interests. These allocated gains and losses may be long-term or short-term capital gains and losses, and a redeeming Member may therefore recognize a short-term or long-term capital gain or loss as a result of a redemption, regardless of the Member’s holding period for its interests. To the extent that a disparity between the Member’s Capital Account and tax basis for the redeemed interests is not eliminated as a result of these allocations, a redeeming Member will generally recognize a taxable gain or loss as if it had sold its redeemed interests, as described in the previous paragraph.

Gains recognized upon cash distributions, redemptions or sales may be treated as ordinary income, taxable at ordinary income tax rates, to the extent that the cash proceeds are attributable to the Member’s allocable share of the Fund’s “unrealized receivables” or “substantially appreciated inventory,” each defined in Section 751 of the Code.

Qualified Dividends and Certain Capital Gains. Reduced tax rates apply to (a) capital gains received by non-corporate taxpayers and (b) “qualified dividend income” received by non-corporate taxpayers from certain domestic and foreign corporations. The reduced rates applicable to capital gains will also apply to capital gains recognized by such Members who sell interests that they have held for more than one year (except as otherwise provided by Section 751 of the Code, as discussed in “Regulatory and Tax Considerations — Certain U.S. Federal Income Tax Considerations — Distributions; Sales of Interests” above).

Alternative Minimum Tax. In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. A Member’s potential alternative minimum tax liability may be affected by reason of an investment in the Fund. The extent, if any, to which the alternative minimum tax applies will depend on each Member’s particular circumstances for each taxable year.

Tax Elections and Certain Basis Adjustments. The Fund does not currently intend to make an election under Section 754 of the Code (which election would adjust the Fund’s tax basis in its assets in connection with, among other things, a sale of interests). The Manager has sole and absolute discretion to make all tax elections for the Fund.

Regardless of whether the Fund makes a 754 election, it will be required to reduce the tax basis of its remaining property following certain distributions in liquidation of a Member’s interests. This would occur when, subject to a de minimis exception, the departing Member recognizes a loss upon the liquidation or takes property distributed in kind with a tax basis that is in excess of its tax basis in the hands of the Fund immediately before the distribution. These reductions in tax basis are intended to prevent certain duplications of losses.

Reports to Members. The Fund does not expect to deliver Schedules K-1 to Members prior to April 15 of each year. Accordingly, Members will likely be required to obtain extensions for filing their federal, state and local income tax returns each year.

Tax Audits. The IRS may audit Fund information tax returns at the Fund level in a unified entity proceeding. The Managing Member would represent the Fund at any such audit as the so-called tax matters partner and has considerable authority to make decisions affecting the tax treatment and procedural rights of the Members. The Managing Member may also generally enter into settlement agreements with the IRS that bind Members and consent on behalf of the Fund to extend the statute of limitations for assessing a deficiency with respect to a Fund item. Successful adjustments by the IRS of Fund items of income, gain, loss, deduction or expense could change a Member’s U.S. federal income tax liabilities.

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Reportable Transactions and Certain Tax Filing Requirements. Treasury Regulations require that certain taxpayers participating in a “reportable transaction” must disclose such participation to the IRS. The scope and application of these rules is not completely clear. An investment in the Fund may be considered participation in a “reportable transaction” if, for example, the Fund recognizes certain significant losses in the future or if it is determined that certain book-tax differences exist. If an investment in the Fund constitutes participation in a “reportable transaction”, the Fund and the Members may be required to file IRS Form 8886 with the IRS, including attaching it to their U.S. federal income tax returns, thereby disclosing certain information relating to the Fund to the IRS. In addition, the Fund and its advisors may be required to maintain a list of the Members and to furnish this list and certain other information to the IRS upon its written request. Prospective investors are urged to consult their own tax advisors regarding the applicability of these rules to an investment in the Fund.

Certain Considerations for Tax-Exempt Investors. An investment in the Fund may generate unrelated business taxable income for U.S. federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors. Accordingly, such prospective investors are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Fund.

Certain Considerations for Non-U.S. Members. Given the nature of the Fund’s assets, the Fund may be treated as being engaged in a U.S. trade or business. If the Fund were so treated, each Non-U.S. Member generally would be subject to regular U.S. federal income taxation on his, her or its allocable share of Fund income treated as effectively connected with such trade or business (“ECI”). In such a case, each Non-U.S. Member would be required to file a U.S. federal income tax return reporting his, her or its allocable share of such effectively connected Fund income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Fund would be required, on a quarterly, estimated basis, to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the Non-U.S. Member’s ultimate U.S. federal income tax liability, and the Non-U.S. Member would be entitled to a refund to the extent that the amount withheld exceeded such Member’s U.S. federal income tax liability for the taxable year. Finally, a corporate Non-U.S. Member’s allocable share of Fund income may be subject to a 30% U.S. branch profits tax.

In general, different rules from those described above apply in the case of Non-U.S. Members subject to special treatment under U.S. federal income tax law, including a Non-U.S. Member:

•	who has an office or fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business;

•	who is an individual present in the U.S. for 183 or more days or has a “tax home” in the U.S. for U.S. federal income tax purposes; or

•	who is a former citizen or resident of the U.S.

Non-U.S. Members are urged to consult their U.S. tax advisers regarding the tax consequences of investing in the Fund.

Certain Withholding Rules. Legislation enacted in 2010 and existing guidance issued thereunder will require, where interests of the Fund are held by a foreign financial institution, withholding at a 30% rate with respect to interest, dividends and certain other payments made by U.S. persons received by the Fund after June 30, 2014, and withholding at a 30% rate on the gross proceeds from the sale, after December 31, 2016, of any property of a type which can produce these types of income. However, these withholding obligations are eliminated if the foreign financial institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which our interests are held will affect the determination of whether such withholding is required. Similarly, where interests of the Fund are held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions, interest, dividends and certain other payments made by U.S. persons received by the Fund and gross proceeds from the sale of any property of a type which can produce these types of income will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the IRS. We will not pay any additional amounts to Members in respect of any amounts withheld. Members are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our interests.

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State, Local and Non-U.S. Tax Consequences. The Members, as well as the Fund itself, may be subject to various state, local and non-U.S. taxes. Prospective investors are urged to consult their own tax advisors with respect to the state, local and non-U.S. tax consequences of acquiring, holding and disposing of shares.

Partnership taxation is extremely complex. Members are strongly encouraged to consult their tax advisers for more detail about partnership taxation consequences.

Risks Related to Taxation of the Fund

Tax Liability May Exceed Cash Distributions. Cash distributions by the Fund to any Member may be less than such Member’s allocable share of taxable income from the partnership or even the tax liability to such Member resulting from that income. A Member will be required to pay United States federal, state and local income tax on its allocable share of the Fund’s income, even if the Member receives no cash distributions from the partnership. Further, upon the sale of its shares, a Member may, depending on its basis, incur a tax liability in excess of the amount of cash received.

Deductibility of Losses Allocated by the Fund may be Limited. The ability of a Member to use its allocable share of any losses from the Fund at the end of the taxable year in which the loss is incurred may be limited by specific provisions of the Code.

Members May be Subject to a Tax Audit. The Fund’s tax return may be audited by the IRS or various state authorities. Any adjustments in the Fund’s tax return will lead to adjustments in the tax return of Member and may lead to audits of such Member’s tax return and adjustments of items unrelated to the Fund. Each Member would bear the cost of any expenses incurred in connection with an examination of such Member’s tax return.

Members May be Subject to State, Local and Foreign Taxation. In addition to United States federal income taxes, the Fund and Members may be subject to state, local and foreign taxation, and may be required to file tax returns, in various jurisdictions in which the partnerships do business, own property or reside. Each Member is urged to consult its tax advisor in this regard.

If the Fund is Treated as a Publicly Traded Partnership, the Effects Could be Adverse. If a market for the interests develops and the interests are considered “readily tradable” on a “secondary market (or the substantial equivalent thereof),” and we do not satisfy certain source of income tests, the Fund would be classified as a publicly traded partnership for United States federal income tax purposes. While we do not believe that the Fund would be classified as a publicly traded partnership because (i) the interests will not be traded on an established securities market and (ii) we believe the interests should not be considered readily tradable on a secondary market or the substantial equivalent thereof, the determination of whether interests in a partnership are readily tradable on a secondary market or the substantial equivalent thereof, depends on various facts and circumstances (including facts that are not within the control of the Fund). Moreover, if the company were classified as a publicly traded partnership, it would still be taxable as a partnership if it satisfied certain source of income tests. If the Fund were classified as an association or publicly traded partnership taxable as a corporation, it would be subject to tax at the entity level as a regular corporation and Members would be subject to tax in the same manner as stockholders of a corporation.

Unrelated Business Taxable Income. Ownership of interests following the Conversion may give rise to UBTI with respect to Members that are tax-exempt entities. Tax-exempt Members are urged to consult their own tax advisors regarding the consequences of the ownership of interests following the Fund’s Conversion to a partnership for U.S. federal income tax purposes.

Non-U.S. Investors. Given the nature of the Fund’s assets, the Fund may be treated as being engaged in a U.S. trade or business. If the Fund were so treated, each Non-U.S. Member generally would be subject to regular U.S. federal income taxation on his, her or its allocable share of Fund income treated as effectively connected with such trade or business (“ECI”). In such a case, each Non-U.S. Member would be required to file a U.S. federal income tax return reporting his, her or its allocable share of such effectively connected Fund income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Fund would be required, on a quarterly, estimated basis, to withhold and pay over, to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the Non-U.S. Member’s ultimate U.S. federal income tax liability, and the Non-U.S. Member would be entitled to a refund to the extent that the amount withheld exceeded such Member’s U.S. federal income tax liability for the taxable year. Finally, a corporate Non-U.S. Member’s allocable share of Fund income may be subject to a 30% U.S. branch profits tax.

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Certain ERISA Considerations Related to the Proposals

Because “benefit plan investors” (within the meaning of Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) currently hold, and are expected to hold, less than 25% of the total value of the interests in the Fund (as determined in accordance with Section 3(42) of ERISA), the de-registration of the Fund under the 1940 Act is not expected to result in any assets of the Fund being treated as “plan assets” for purposes of the fiduciary responsibility provisions of Title I of ERISA or the prohibited transaction excise tax provisions of Section 4975 of the Code.

ADDITIONAL INFORMATION

How To Vote Your Shares

Whether or not you plan to attend the Meeting, we urge you to complete, sign, date, and return the enclosed Proxy Card by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or by mail to Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Investor Relations.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the Proxy Card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Meeting, your Shares will be voted at the proxies’ discretion.

Shareholders who execute Proxy Cards may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your Shares through a nominee, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares, such as your voting instruction form (or a copy thereof) or nominee’s statement indicating ownership as of a recent date. If you hold your Shares through a nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your nominee and present it at the Meeting.

To obtain directions to the site of the Meeting please contact our Global Investor Relations team at (310) 566-1003 or investor.relations@tennenbaumcapital.com.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, there were no persons that owned 25% or more of the Fund’s outstanding voting securities, and no person would be deemed to control the Fund, as such term is defined in the 1940 Act. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund. The following table sets forth, as of January 30, 2015, certain ownership information with respect to the Fund’s outstanding shares for those persons who may, insofar as is known to the Fund, directly or indirectly own, control or hold with the power to vote, 5% or more of the Fund’s outstanding shares and the beneficial ownership of each current director, the Fund’s executive officers, and the executive officers and directors as a group. Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of the Fund’s shares is based upon Schedule 13D or Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.

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Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Fund’s common shares he or she beneficially owns and has the same address as the Fund.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
5% (or more) holders
Common Shares	Kemper Corporation(1) One East Wacker Dr. Chicago, IL 60601	5,134.894	14.15%
Common Shares	Special Value Opportunities Feeder Fund(2)(6) 2951 28th Street, Suite 1000 Santa Monica, CA 90405	3,876.845	10.69%
Common Shares	Northrop Grumman Corporation Master Trust 101 Continental Blvd. El Segundo, CA 90245	3,851.170	10.61%
Common Shares	Massachusetts Mutual Life Insurance Company(3) 1295 State Street Springfield, MA 01111	3,080.936	8.49%
Common Shares	Strategic Partners IV Investments, L.P 345 Park Avenue 32nd Floor New York, NY 10154	2,965.401	8.17%
Common Shares	Central Valley Administrators, Inc. 3115 Ocean Front Walk, Suite 301 Marina del Rey, CA 90292	2,053.958	5.66%
Common Shares	New York Life Insurance Company(4) 51 Madison Avenue New York, NY 10010	2,053.957	5.66%
Interested Director
Common Shares	Howard M. Levkowitz(5)(6)	101.500	0.28%
Independent Directors
Common Shares	M. Christian Mitchell	2.567	0.01%
Common Shares	M. Freddie Reiss	7.702	0.02%
Common Shares	Brian F. Wruble	51.349	0.14%
Executive Officers
Common Shares	Mark K. Holdsworth(6)	101.500	0.28%
Common Shares	Paul L. Davis	0.000	0.00%

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Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Executive Officers and Directors as a group
Common Shares		264.618	0.73%

(1)	Trinity Universal Insurance Company owns 2,567.447 shares and United Insurance Company of America owns 2,567.447 shares; each is a subsidiary of Kemper Corporation and each is located at One East Wacker Drive, Tenth Floor, Chicago, IL 60601.

(2)	Special Value Opportunities Feeder Fund (“SVOFF”) “passes-through” its votes to its common shareholders and votes all of its interests in the Fund in the same proportion and the same manner as such shareholders vote their shares of SVOFF.

(3)	Massachusetts Mutual Life Insurance Company (“MMLIC”), parent of Babson Capital Management, LLC, owns 3,003.913 shares and C.M. Life Insurance Company, a subsidiary of MMLIC, owns 77.023 shares; each is located at 1295 State Street, Springfield, MA 01111.

(4)	New York Life Insurance Company (“NYLIC”) owns 1,540.468 shares and New York Life Insurance Company Private Equity Separate Account No. 39-001 (“SA 39”) owns 513.489 shares. SA 39 is an insurance company pooled separate account created by NYLIC and has the same investment manager as NYLIC as to the shares.

(5)	All shares beneficially owned by Mr. Levkowitz are held in the Levkowitz Irrevocable Trust 2012.

(6)	Messrs. Holdsworth and Levkowitz each own 51,349.37 shares, or 0.07%, of Special Value Opportunities Feeder Fund; they therefore indirectly own an additional 0.01% of the Fund.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual member of the Board should email investor.relations@tennenbaumcapital.com, send a fax to (310) 566-1010 or write the Fund to the attention of Elizabeth Greenwood, Secretary and Chief Compliance Officer (“CCO”), 2951 28th Street, Suite 1000 Santa Monica, California 90405. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific member of the Board and so indicates, it will be sent only to that member of the Board. If a communication does not indicate a specific member of the Board, it will be sent to the Chair of the Fund’s Audit Committee and the outside counsel to the members of the Board that are not “interested persons” as defined in the 1940 Act for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may email investor.relations@tennenbaumcapital.com, send a fax to (310) 566-1010 or write the Fund to the attention of Elizabeth Greenwood, Secretary and CCO, at 2951 28th Street, Suite 1000 Santa Monica, California 90405. Shareholders who are uncomfortable submitting complaints to Investor Relations or the Fund’s Secretary and CCO, may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund at 2951 28th Street, Suite 1000 Santa Monica, California 90405. Such letters may be submitted on an anonymous basis.

Shareholder Proposals

The Fund generally does not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Fund does not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Fund should send their written proposal to the Fund at 2951 28th Street, Suite 1000, Santa Monica, California 90405. Proposals must be received a reasonable time before the Fund begins to print and mail its proxy materials for the meeting.

No Appraisal Rights

Under Delaware law and the Operating Agreement, shareholders will not be entitled to rights of appraisal with respect to the proposals. Accordingly, to the extent that you vote against the proposals or abstain with respect to the proposals, you will not have the right to have a court judicially determine (and you will not receive) the fair value of your Shares under the provisions of Delaware law governing appraisal rights.

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Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed Proxy Card, accompanying notice and this Proxy Statement and costs in connection with the solicitation of proxies will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Fund.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of TCP, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of Proxy Cards. The Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Shares. Officers and directors of the Fund may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. The Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to the Fund.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of shareholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of shareholders may become available to the Fund. The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to nonpublic personal information about its shareholders to its investment advisor’s employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Failure of a quorum to be present at the Meeting may result in an adjournment. The persons named in the enclosed Proxy Card may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the Shares present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed Proxy Card will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders.

Please vote promptly by signing and dating each enclosed Proxy Card, and return it by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it by mail to Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Investor Relations.

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Appendix A

FORM OF AMENDED AND RESTATED OPERATING AGREEMENT

SPECIAL VALUE OPPORTUNITIES FUND, LLC

A Delaware Limited Liability Company

~~SECOND~~THIRD AMENDED AND RESTATED OPERATING AGREEMENT

This ~~Second~~Third Amended and Restated Operating Agreement, dated as of ~~July 12~~                          , ~~2004~~2015 (this “Agreement”), has been approved by a majority of the Board of Directors of the Company and a majority of the ~~sole Member~~Members of the Company in accordance with Section 10.3(~~b~~a) of the Second Amended and Restated Operating Agreement and, when executed by ~~Howard Levkowitz~~Elizabeth Greenwood, as Secretary of the Company, in accordance with Section 17.14 of the Second Amended and Restated Operating Agreement, shall amend and replace in its entirety the Second Amended and Restated Operating Agreement.

Upon the terms and subject to the conditions described below, the parties to this Agreement, which shall include all Persons becoming Members at any time, as a condition of becoming and for so long as they remain Members, agree as follows:

ARTICLE I

DEFINED TERMS

The terms set forth below shall have the indicated meanings.

“Advisers Act” means the Investment Advisers Act of 1940 and the rules and regulations promulgated thereunder and applicable exemptions granted therefrom, as amended from time to time.

“Accounting Period” means a one-year period commencing on the first day of the Fiscal Year, or any period of shorter duration commencing upon the day following the last day of the preceding Accounting Period and terminating upon the earlier of (a) the last day of the then current Fiscal Year or (b) the day preceding the effective date of any change in the relative Interests of the Members, a Transfer by any Member of its Interest or any other similar transaction or event, as determined by the Company in its sole discretion.

“Adjusted Capital Account” means, with respect to the Capital Account of any Member, the balance, if any, in such Member’s Capital Account as of the end of the relevant Accounting Period, after giving effect to all allocations made with respect to such Accounting Period under Section 7 and to the following adjustments:

(i)   credit to such Capital Account any amount that the Member is obligated to restore pursuant to Treasury Regulations Section 1.704-1(b)(2)(ii)(c) or is deemed to be obligated to restore pursuant to Treasury Regulations Section 1.704-2(g)(1) or 1.704-2(i)(5); and

(ii)   debit to such Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) that are attributable to such Capital Account.

A-1

The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Advisory Agreement” means the Investment Management Agreement between the Company and the Investment Manager, dated on or about ~~the Initial Drawdown Date,~~July 13, 2004, as amended May 9, 2005, and as such agreement may be amended, modified, revised or restated, from time to time, in accordance with the terms hereof and thereof, and any substantially similar agreement with a successor Investment Manager permitted by the terms hereof and thereof.

“Advisory Fee” means the fee payable to the Investment Manager under the Advisory Agreement.

“Affiliated Person” has the meaning set forth in the Investment Company Act.

“Aggregate Capital Contributions” means, with respect to any Member as of any date, the aggregate amount of all Capital Contributions made by such Member on or prior to such date.

“Aggregate Net Profit” means, as calculated from time to time, the excess (if any) of the aggregate Net Profit for the then current and all previous Accounting Periods over the aggregate Net Loss for the then current and all previous Accounting Periods, taking into account adjustments under Section 7.5(b).

“Agreement” or “Operating Agreement” means this ~~Second~~Third Amended and Restated Operating Agreement, as originally executed and as amended from time to time.

~~“Ambac” means Ambac Assurance Corporation.~~

~~“Amended and Restated Operating Agreement” means the Amended and Restated Operating Agreement, dated as of June 18, 2004, as originally executed.~~

“Assets” means all cash~~, Cash Equivalents~~, securities, investments and other property and assets of any type of the Company.

“Base Rate” means, on any date, a variable rate per annum equal to the rate of interest published from time to time by The Wall Street Journal as the “prime rate” at large U.S. money center banks.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banks in New York, New York or Los Angeles, California are required by law to be closed. All references to Business Day herein shall be based on the time in New York, New York.

“By-Laws” has the meaning set forth in Section 9.2(g).

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“Capital Account” shall have the meaning set forth in Section 5.1.

“Capital Contribution” means a contribution to the Company in cash by a Member or by any predecessor holder of the ~~Shares~~Interests held by such Member.

“Cash Equivalents” has the meaning assigned to such term in the Credit Agreement; provided that if the Credit Agreement is terminated without replacement, such term shall have the meaning assigned to it in the relevant Statement of Preferences (or if the Statement of Preferences has been terminated, those provisions in effect on the date of such termination).

“Certificate” means the Certificate of Formation of the Company, filed with the Secretary of State on February 18, 2004, and any and all amendments thereto and restatements thereof filed with the Secretary of State.

“Co-Advisory Agreement” means the Co-Management Agreement among the Company, the Co-Manager and the Investment Manager, dated on or about ~~the Initial Drawdown Date~~July 13, 2004, as such agreement may be amended, modified, revised or restated, from time to time, in accordance with the terms hereof and thereof.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

“Co-Manager” means ~~David L. Babson & Company Inc. (to be known as~~ Babson Capital Management LLC ~~as of July 1, 2004)~~, a Massachusetts corporation, in its capacity as co-investment manager to the Company and any successor thereto selected in accordance with the Co-Advisory Agreement ~~and the Investment Company Act~~.

~~“Common Member” means a Member holding Common Shares of the Company.~~

~~“Common Share Commitment” means, when referring to a dollar amount, an amount committed by a Common Member or prospective Common Member for investment in the Common Shares of the Company pursuant to (a) a Subscription Agreement and (b) an assumption by such Member of any Common Share Commitment of a Defaulting Member pursuant to Section 7.1(d) or of a transferring Member.~~

~~“Common Shares” means the common Shares of membership interests of the Company having the rights and other terms set forth in this Agreement.~~

“Company” means Special Value Opportunities Fund, LLC, a Delaware limited liability company, as it may from time to time be constituted.

~~“Consent Dividend” shall have the meaning assigned to such term in Section 8.1(g).~~

“Credit Agreement” means (a) the Second Amended and Restated Credit Agreement, dated on or about ~~the Initial Drawdown Date~~June 25, 2014, by and among the Company, certain lenders party thereto ~~and CDC~~Natixis Financial Products ~~Inc.~~LLC, as arranger and administrative agent, as the same may be amended, modified, restated, supplemented, refinanced, extended, refunded or replaced (in whole or in part) (including with lenders other than the initial lenders) from time to time and (b) any related agreements or instruments in respect of any amendment, modification, restatement, supplement, refinancing, extension, refunding or replacement of senior indebtedness (including one or more replacement credit agreements).

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“Commitment” means, when referring to a dollar amount, an amount committed by a Member or prospective Member for investment in the Interests of the Company pursuant to (a) a Subscription Agreement and (b) an assumption by such Member of any Commitment of a Defaulting Member pursuant to Section 7.1(d) or of a transferring Member.

“Company Minimum Gain” means “partnership minimum gain” within the meaning of Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d)(1).

“Cost Basis” means, as of any time of determination with respect to any Asset, the Company’s adjusted tax basis in that Asset at such time as determined for federal income tax purposes; provided, however, that if the Company has made an election under Section 754 of the Code or is subject to mandatory adjustments under Section 734 of the Code, such tax basis shall be determined after giving effect to adjustments made under Section 734 of the Code but (except as provided in Treasury Regulation Section 1.734-2(b)(1)) without regard to adjustments made under Section 743 of the Code.

“Custodial Account” means one or more segregated trust accounts maintained pursuant to the applicable requirements of the Investment Company Act and other applicable law to hold the Assets.

“Custodian” means an entity which maintains the Custodial Account pursuant to the applicable requirements of the Investment Company Act and other applicable law.

“Defaulting Member” shall have the meaning assigned to such term in Section 7.1(d).

“Delaware Act” means the Delaware Limited Liability Company Act (6 Del.C. ss. 18-101, et seq.), as amended from time to time and any successor thereto.

“Director” means each director of the Company who at the time in question has been duly elected or appointed and has qualified as a director in accordance with the provisions hereof and is then in office.

“Disabling Conduct” shall have the meaning set forth in Section 9.5.

“Disinterested Non-Party Directors” shall have the meaning set forth in Section 9.6.

“Excess Nonrecourse Liabilities” means “excess nonrecourse liabilities” within the meaning of Treasury Regulations Section 1.752-3(a)(3).

~~“Distribution Restriction Event” means (i) a violation of the Over-Collateralization Test (without giving effect to the grace period provided therein) under the Credit Agreement, or (ii) an Event of Default under the Credit Agreement, or (iii) Company Equity (including any outstanding Affiliate Equity Security) being less than Adjusted Contributed Company Capital under the Credit Agreement. Terms used in this definition and not defined herein shall have the meanings given to such terms in the Credit Agreement.~~

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~~“Drawdown Date” means each date that the Company draws down Common Share Commitments.~~

“Fiscal Quarter” means a three calendar month period ending March 31, June 30, September 30 or December 31 of a Fiscal Year.

“Fiscal Year” means the Company’s fiscal year, which shall end on each December 31 unless otherwise determined by the Board of Directors.

“Incapacity” or “Incapacitated” means, as to any Person, the bankruptcy, insolvency, death, disability, adjudication of incompetence or insanity, dissolution or termination, as the case may be, of such Person.

“Indemnified Person” shall have the meaning assigned to such term in Section 9.5.

“Independent Director” means a Director that is not an Interested Person of the Company.

“Initial Drawdown Date” means the date on which the first Capital Contributions in respect of the ~~Common Share~~ Commitments ~~are~~were made with respect to the ~~Common Shares~~Interests.

~~“Initial Member” means Howard Levkowitz, in his capacity as Initial Member of the Company.~~

“Interested Person” has the meaning given to such term in the Investment Company Act.

“Interests” means the units of beneficial interest into which the membership interests of the Company may be divided from time to time and includes fractions of Interests as well as whole Interests.

“Investment Company Act” means the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and applicable exemptions granted therefrom, as amended from time to time.

“Investment Manager” means Tennenbaum Capital Partners, LLC, a Delaware limited liability company, in its capacity as investment manager to the Company, and any successor thereto selected in accordance with the Advisory Agreement and the Investment Company Act.

~~“Investment Period” means the period commencing on the Initial Drawdown Date and ending on July 13, 2014.~~

“Manager Affiliate” shall have the meaning set forth in Section 9.8.

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“Managing Member” means SVOF/MM, LLC, a Delaware limited liability company, in its capacity as managing member to the Company, and any successor thereto.

“Member” means any Person that is admitted as a ~~Common Member, Preferred Member or Special~~ Member of the Company in accordance with the terms of this Agreement at the time of reference thereto.

~~“Money Market Preferred Shares” means the Money Market Cumulative Preferred Shares of the Company, the Statement of Preferences of which is attached hereto as Exhibit C.~~

~~“Money Market Preferred Shares Policy” means the surety policy issued pursuant to an insurance and indemnity agreement between the Company and Ambac with respect to the Money Market Preferred Shares.~~

“Member Nonrecourse Debt” means “partner nonrecourse debt” within the meaning of Treasury Regulations Section 1.704-2(b)(4).

“Member Nonrecourse Debt Minimum Gain” means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Treasury Regulations Section 1.704-2(i)(3).

“Member Nonrecourse Deduction” means “partner nonrecourse deduction” within the meaning of Treasury Regulations Sections 1.704-2(i)(1) and 1.704-2(i)(2).

“Member Nonrecourse Distribution” means a distribution to a Member that is allocable to a net increase in such Member’s share of Member Nonrecourse Debt Minimum Gain pursuant to Treasury Regulations Section 1.704-2(i)(6).

“Net Asset Value” means the value of the Assets less the liabilities of the Company, calculated pursuant to Section 14 in accordance with generally accepted accounting principles and, for so long as the Company is registered as an investment company under the Investment Company Act, in compliance with the Investment Company Act.

“Net Loss” means any realized and unrealized net decrease in the net asset value of the Company (after liabilities of any sort (whether contingent or otherwise), guaranteed payments and expenses of any sort) from the beginning of an Accounting Period to the end of such Accounting Period (determined in accordance with U.S. generally accepted accounting principles consistently applied), excluding from such calculation any increase due to any Capital Contributions made during such Accounting Period and any decrease due to any distributions or withdrawals made during such Accounting Period.

“Net Profit” means any realized and unrealized net increase in the Net Asset Value of the Company (after liabilities of any sort (whether contingent or otherwise), guaranteed payments and expenses of any sort) from the beginning of an Accounting Period to the end of such Accounting Period (determined in accordance with U.S. generally accepted accounting principles consistently applied), excluding from such calculation any increase due to any Capital Contributions made during such Accounting Period and any decrease due to any distributions or withdrawals made during such Accounting Period.

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“Nonrecourse Deduction” means a nonrecourse deduction determined pursuant to Treasury Regulations Sections 1.704-2(b)(1) and 1.704-2(c).

“Nonrecourse Distribution” means a distribution to a Member that is allocable to a net increase in Member Nonrecourse Debt Minimum Gain pursuant to Treasury Regulations Section 1.704-2(h)(1).

“Nonrecourse Liability” shall have the meaning assigned to it in Treasury Regulations Section 1.704-2(b)(3).

“Offering Memorandum” means the Confidential Private Offering Memorandum, dated June 30, 2004, relating to the ~~Common Shares~~offering of common Interests, as amended or supplemented from time to time.

“Other Accounts” shall have the meaning set forth in Section 9.8.

“Partially Adjusted Capital Account” means with respect to any Member as of the last day of any Accounting Period, the Capital Account of such Member as of the beginning of the Accounting Period ending on such date, adjusted as set forth in Section 7.3 to reflect (a) all contributions made by and distributions made to such Member during the Accounting Period ending on such date and (b) all allocations of items of Company income, gain, loss or expense made for such Accounting Period pursuant to Sections 7.6-7.8, but (c) before giving effect to any allocation of Net Profit or Net Loss made for such Accounting Period pursuant to Section 7.5.

“Person” means any human being, partnership, limited liability company, corporation, trust or other entity.

“Placement Agents” means, collectively, Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Lehman Brothers Inc. and such other placement agents as may be designated by the Investment Manager and approved by the Board of Directors.

“Portfolio Company” means any Person that has issued any securities or incurred any obligations that are then owned, or that previously were owned, by the Company.

“Second Amended and Restated Operating Agreement” means the Second Amended and Restated Operating Agreement, dated as of July 12, 2004, as originally executed.

~~“Preferred Member” means a Member holding Preferred Shares of the Company.~~

~~“Preferred Shares” means the preferred Shares of membership interests of the Company having the rights and other terms set forth in the Statement of Preferences for the applicable series thereof, including without limitation any Money Market Cumulative Preferred Shares, any Series S Preferred Shares and any Series Z Preferred Shares.~~

“Secretary of State” means the Secretary of State of the State of Delaware.

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“Section 7.7(a) Net Loss Amounts” shall have the meaning set forth in Section 7.7(a).

“Section 705(a)(2)(B) Expenditures” means non-deductible expenditures of the Company that are described in Section 705(a)(2)(B) of the Code, and organization and syndication expenditures and disallowed losses to the extent that such expenditures or losses are treated as expenditures described in Section 705(a)(2)(B) of the Code pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i).

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder and applicable exemptions granted therefrom, as amended from time to time.

~~“Shares” means the units of beneficial interest into which the membership interests of the Company shall be divided from time to time and includes fractions of Shares as well as whole Shares.~~

~~“Special Member” means SVOF/MM, LLC, a Delaware limited liability company, in its capacity as the Special Member of the Company, or any successor thereto in accordance with this Agreement.~~

~~“Special Share” means the Series S Preferred Share provided for pursuant to Section 7.2.~~

“Statement of Preferences” means any statement of preferences setting forth the rights and other terms of any ~~Preferred Shares~~preferred Interests issued by the Company.

“Subscription Agreement” means each subscription agreement and any related supplemental subscription agreement executed by any existing or prospective Member relating to such Member’s investment in the Company.

~~“Subscription Period” means the period commencing on the Initial Drawdown Date and ending on or prior to July 13, 2006.~~

~~“Subsequent Drawdown Date” has the meaning assigned to such term in Section 7.1(b).~~

“Substituted Member” means any Person admitted as a Member pursuant to Section 11.2(b).

“Target Capital Account” means, with respect to any Member as of the last day of any Accounting Period or interim period, an amount (which may be either a positive or a deficit balance) equal to the amount that such Member would receive as a distribution if all assets held by the Company on such date were sold for an aggregate amount of cash equal to the fair market value (as computed as of such last day) of such assets, all liabilities were satisfied in accordance with their terms and all remaining cash were distributed to the Members in accordance with the relevant provisions of Section 8 or, after the allocation of all items of Net Profit or Net Loss in accordance with the priority set forth in Section 8.1 as of such last day, Section 7.5, as applicable (computed after the contributions received and distributions made by the Company with respect to the Accounting Period or interim period ending on such date have been taken into account as provided in Section 7.3).

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“Tax Matters Member” means the Managing Member in its capacity as the “tax matters partner” pursuant to Section 9.9(a).

~~“Substituted Special Member” means any Person admitted as the Special Member pursuant to Section 11.2(b).~~

~~“Transaction Documents” has the meaning assigned to such term in the Credit Agreement.~~

“Transfer” or “Transferred” means, with respect to any legal or beneficial interest in the Company, a direct or indirect sale, transfer, assignment, gift, pledge, hypothecation or other disposition or encumbrance of any nature of or on such interest, whether by operation of law or otherwise (including a transfer as a result of a merger or consolidation involving a Member or a sale of all or substantially all of a Member’s assets).

“Transferee” means, with respect to any legal or beneficial interest in the Company, the Person to whom the Transferor of such interest desires to Transfer or has Transferred such interest.

“Transferor” means, with respect to any legal or beneficial interest in the Company, the Member or other Person desiring to Transfer such interest.

“Treasury Regulations” means the United States Treasury regulations promulgated under the Code.

~~“Unfunded Commitment” means, with respect to any Common Member as of any date, the amount of such Common Member’s Common Share Commitment minus such Common Member’s Aggregate Capital Contributions previously made.~~

“Valuation Date” means (i) the last Business Day of each Fiscal Quarter, (ii) a date selected by the Company within 48 hours prior to each issuance (exclusive of Sundays and holidays) of ~~Common Shares~~Interests by the Company, (iii) each distribution declaration date (after giving effect to the relevant declaration), (iv) the date on which the Company terminates, and (v) such other dates as determined by the Board of Directors, in accordance with the valuation policies and guidelines approved from time to time by the Board of Directors.

ARTICLE II

LIMITED LIABILITY COMPANY FORMATION AND IDENTIFICATION

Section 2.1     Formation.

The Company has been formed as a limited liability company pursuant to the Delaware Act by the filing of the Certificate with the Secretary of State, Division of Corporations, in accordance with the Delaware Act on February 18, 2004. The Company is hereby continued under, and its business and affairs shall be conducted in accordance with, the Delaware Act, and this Agreement shall be governed by the laws of the State of Delaware. ~~Upon its execution of this Agreement in its capacity as the Special Member, SVOF/MM, LLC shall be admitted as the Special Member of the Company. Common Members shall be admitted as Members of the Company upon the Investment Manager’s execution of this Agreement as the attorney-in-fact for such Common Members. Preferred Members shall be admitted as Members of the Company pursuant to the provisions of the applicable Statement of Preferences.~~ In addition, any Member will be admitted as a Member of the Company upon the execution of a counterpart of this Agreement by such Member.

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Section 2.2     Name and Place of Business.

The name of the Company shall be “Special Value Opportunities Fund, LLC” or such other name or names as may be selected by the Investment Manager from time to time with written notice given to the Members of such change. The principal office of the Company shall be at the principal place of business of the Investment Manager at ~~11100 Santa Monica Boulevard, Suite 210, Los Angeles, California 90025 and, after August 1, 2004,~~ 2951 28th Street, Suite 1000, Santa Monica, California 90405~~,~~ or other or additional places of business as may be selected from time to time by the Company.

Section 2.3     Records of Members.

The addresses and schedules of capital accounts and other matters related to the Members shall be those set forth in the Company records. A Member may change its address by written notice to the Company, in care of the Investment Manager, at the address set forth in Section 2.2.

Section 2.4     Limited Liability Company.

The Company has been formed as a limited liability company under and pursuant to the Delaware Act. The Board of Directors and the Members specifically intend and agree that the Company shall, for purposes of the Code and state tax laws, be classified as a ~~regulated investment company and none of them shall make any election or take any other action that would cause their relationship under this Agreement to be excluded from the application of all or any part of Subchapter M of the Code (or any successor provisions)~~partnership. The Members specifically intend and agree that the Company shall not be a partnership (including, but not necessarily limited to, a limited partnership) or any other venture under Delaware law, but a limited liability company under and pursuant to the Delaware Act. No Member shall be construed to be a partner in the Company or a partner of any Member or other Person in the Company, and the Certificate, this Agreement and the relationships created for any purpose other than the Code and applicable state tax laws thereby and arising therefrom shall not be construed to suggest otherwise. The Members hereby acknowledge and agree that the Investment Manager and any persons that may be appointed as such by the Board of Directors or the Investment Manager are “authorized persons” within the meaning of Section 18-204 of the Delaware Act.

ARTICLE III

PURPOSE, NATURE OF BUSINESS AND POWERS

(a)    The purposes of the Company and the business to be carried on by it, subject to the limitations contained elsewhere in this Agreement, are to engage in any business lawful for a corporation or partnership formed under the laws of the State of Delaware, including to act as an investment company.

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(b)    The Company shall have the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purposes and business described herein and for the protection and benefit of the Company, and shall have, without limitation, any and all of the powers of a business corporation or partnership organized under the laws of the State of Delaware.

(c)    All property owned by the Company, real or personal, tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Member or Director, individually, shall have any ownership of such property.

(d)    ~~Notwithstanding anything to the contrary contained herein, the Company shall not invest more than 5% of the sum of Common Share Commitments, the maximum amount available to be drawn under the Credit Agreement and the aggregate liquidation preference of the Money Market Preferred Shares available to be issued by the Company in companies that have the manufacture or sale of alcohol, tobacco or firearms as a core business (which means 25% or more of such company’s total gross revenues are derived from such activities).~~The Company may only make follow-on investments into entities (or their affiliates) in which the Company has an existing investment and then only to the extent that the Investment Manager determines that such follow-on investment will protect or enhance the value of existing investments.

ARTICLE IV

TERM

The existence of the Company commenced on the date the Certificate was filed in the Office of the Secretary of State and shall continue in full force and effect until ~~the end of the Investment Period, plus up to two one-year extensions if requested by the Investment Manager and approved by a majority of the outstanding Shares~~July 13, 2016.

ARTICLE V

~~SHARES OF~~ MEMBERSHIP ~~INTEREST~~INTERESTS

Section 5.1     Beneficial Interest.

~~The interest of the Members in the Company hereunder shall be divided into an unlimited number of shares of membership interest, par value $.001 per share. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable when the consideration determined by the Company (if any) therefor shall have been received by the Company.~~

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A capital account (“Capital Account”) shall be established for each Member and shall initially equal the Capital Contributions of such Member, which shall be equal to the aggregate amount of cash contributed by such Member to the Company plus the fair market value of property contributed by such Member to the Company (net of any liabilities secured by such property that the Company is considered to assume or take subject or pursuant to Section 752 of the Code), minus the amount of money and the fair market value of property, if any, distributed to such Member by the Company (net of any liabilities secured by such property that such Member is considered to assume or take subject or pursuant to Section 752 of the Code). With respect to the deemed liquidation and recontribution of assets resulting for federal income tax purposes from the election by the Company to cease being taxable under Subchapter M of the Code as of the close of business on                    , 2015 and to be classified as a partnership, subject to Subchapter K of the Code commencing                    , 2015, the opening Capital Account of each Member on                    , 2015 shall equal the product of the Net Asset Value of the Company as of                    , 2015 times a fraction the numerator of which is the number of Interests owned by such Member as of the close of business on                    , 2015 and the denominator of which is the aggregate number of Interests of the Company outstanding at such time. Each such Capital Account shall be adjusted in accordance with the provisions of Section 7.

Section 5.2     Classes and Series.

~~The Directors shall have the authority, without the approval of any Members of the Company, to classify and reclassify issued and unissued Shares into one or more classes and one or more series of any or all of such classes, each of which classes and series thereof shall have such designations, powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions as the Directors shall determine from time to time with respect to each such class or series; provided, however, that no~~No reclassification of any ~~issued and outstanding Shares~~existing Interests and no modifications of any of the designations, powers, preferences, voting, conversion or other rights, limitations, qualifications and terms and conditions of any ~~issued and outstanding Shares~~existing Interests may be made by the Board of Directors without the affirmative vote of the ~~Shares~~Members specified in Section 10.3 to the extent required thereby ~~and the satisfaction of any conditions to such reclassification as set forth in the applicable Statement of Preferences~~.

Section 5.3     Issuance of ~~Shares~~Interests.

(a)    The Directors, in their discretion, may from time to time without the vote of the Members issue ~~Shares~~Interests of any class or any series of any such class to such Person or Persons and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Directors may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. ~~The Directors may from time to time divide or combine the Shares of any class or any series of any such class into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. Issuances and repurchases of Shares may be made in whole Shares and/or fractions as the Directors may determine.~~

(b)    To ensure that Interests are not traded on an established securities market within the meaning of Regulations Section 1.7704-1(b) or readily tradable on a secondary market or the substantial equivalent thereof within the meaning of Regulations Section 1.7704-1(c), notwithstanding anything to the contrary contained herein,

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(i)   the Company shall not participate in the establishment of any such market or the inclusion of its Interests thereon, and

(ii)   the Company shall not recognize any Transfer made on any market by: (A) redeeming the Transferor Member (in the case of a redemption or repurchase by the Company); or (B) admitting the Transferee as a Member or otherwise recognizing any rights of the Transferee, such as a right of the Transferee to receive Company distributions (directly or indirectly) or to acquire an interest in the capital or profits of the Company.

Section 5.4     Rights of Members.

The ~~Shares~~Interests shall be personal property giving only the rights ~~in this Agreement~~ specifically set forth in this Agreement. The ownership of the Assets of every description is vested in the Company. The right to conduct and supervise the conduct of the business of the Company is vested exclusively in the Directors (subject to Section 9.1(a) and the right of the ~~Board of~~ Directors to delegate all or any part of its authority to any person or group of persons, including, without limitation, the Investment Manager), and the Members shall have no interest therein other than the beneficial interest conferred by their ~~Shares~~Interests, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Company nor can ~~they~~any Member be called upon to share or assume any losses of the Company or suffer an assessment of any kind by virtue of ~~their~~its ownership of ~~Shares~~Interests. No ~~Shares~~Interests of any class or series shall entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as otherwise specified in this Agreement or as specified by the Directors in the designation or redesignation of any such class or series).

ARTICLE VI

REGISTERED OFFICE AND AGENT FOR SERVICE OF PROCESS

The Corporation Trust Company is hereby designated, subject to change by the Investment Manager, as the registered office of the Company and as the agent upon whom process issued by authority of or under any law of the State of Delaware may be served.

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ARTICLE VII

CAPITAL CONTRIBUTIONS

Section 7.1     Capital Contributions of Members.

~~(a)    Each prospective initial Common Member, to be admitted as a Member of the Company at the Initial Drawdown Date, must deliver to the Investment Manager a completed, executed Subscription Agreement, which must be satisfactory to the Investment Manager, and in which, among other things, such prospective Common Member represents that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and a “qualified client” within the meaning of Rule 205-3 of the Advisers Act. The minimum Common Share Commitment to which a Common Member may subscribe shall be $10,000,000; provided, however, that the Investment Manager may, in its sole discretion, waive this requirement. On the Initial Drawdown Date, each initial prospective Common Member shall contribute to the Company 20% of its Common Share Commitment or such other proportion as the Board of Directors shall have determined. On the date of original issuance of each series of Preferred Shares, each Person who is admitted as a Member holding Preferred Shares of such series in accordance with the applicable Statement of Preferences shall, in connection therewith, contribute to the Company an amount in cash equal to the purchase price for such Preferred Shares.~~

The Company has called all of its capital from the Members and is not entitled to require any additional Capital Contribution by any Member.

Section 7.2     Withdrawal of Capital.

No Member shall have any right to withdraw from the Company except in connection with the admission of one or more Transferees of all of such Member’s Interests in the Company. No Member shall have any right to require the Company to repurchase or redeem all or any portion of its Interests.

Section 7.3     Capital Accounts.

(a)    Without limiting the foregoing and subject to paragraphs (b), (c), (d) and (e) below and to Section 7.8, the Capital Account maintained for each Member shall be increased by the aggregate amount of additional Capital Contributions made by such Member and by the aggregate amount of Net Profit and other items of income and gain allocated to such Member pursuant to Sections 7.4-7.8; decreased by the aggregate amount of distributions made by the Company to such Member; and by the aggregate amount of Net Loss and other items of deduction, expenditure and loss allocated to such Member pursuant to Sections 7.4-7.8. In crediting or debiting a Member’s Capital Account, whether in connection with its Capital Contribution or thereafter, the Capital Account balance shall be (i) increased by the amount of any liability of the Company that the Member assumes (within the meaning of Treasury Regulations Section 1.704-1(b)(2)(iv)(c)) (excluding liabilities assumed in connection with the distribution of Company property and excluding increases in such Member’s share of Company liabilities pursuant to Section 752 of the Code) and (ii) decreased by the amount of any individual liability of such Members for which the Company becomes personally and primarily liable (excluding liabilities assumed in connection with the contribution of property to the Company by such Member and excluding decreases in such Member’s share of Company liabilities pursuant to Section 752 of the Code).

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(b)    ~~Subsequent to the Initial Drawdown Date, the Company will draw down Common Share Commitments on multiple Drawdown Dates (each, a “Subsequent Drawdown Date”). On each Drawdown Date, the Company will issue Common Shares at Net Asset Value per Common Share as calculated within 48 hours prior to issuance (exclusive of Sundays and holidays) in an aggregate amount equal to the percentage of the Common Share Commitments drawn down.~~The Directors may adjust the Members’ Capital Accounts in accordance with, and upon the occurrence of an event described in Treasury Regulations Section 1.704-1(b)(2)(iv)(f) including but not limited to the addition of new Members and to reflect a revaluation of the Company’s assets on the Company’s books. Such adjustments to the Members’ Capital Accounts shall be made in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g) for allocations of depreciation, depletion, amortization and gain or loss with respect to such revalued property.

~~(c)    Unfunded Commitments may be called by the Company at any time during the Subscription Period in any amount on not less than 15 days prior written notice to the Common Members; provided, however, that (i) all Capital Contributions for Common Shares shall be on a pro rata basis in proportion to each Common Member’s respective Unfunded Commitment, (ii) the aggregate amount of Capital Contributions required on each Subsequent Drawdown Date shall be at least 10% of the aggregate Common Share Commitments (or, with respect to the last Subsequent Drawdown Date, any amount left undrawn), and (iii) all calls for Capital Contributions shall be made so that they are required to be funded on or prior to the end of the Subscription Period. (d) If any Common Member fails to make full payment of any portion of its Common Share Commitment or any other payment required hereunder when due (a “Defaulting Member”), the Company shall give such Defaulting Member written notice of its default in payment and in the event such default shall continue beyond the tenth calendar day following such notice, the Company may, in its sole discretion, take any one or more of the following actions:~~

(c)    Except as may be required by applicable law, no Member with a negative balance in its Capital Account shall have any obligation, in connection with the liquidation of the Company or otherwise, to restore such negative balance.

(d)    Upon any Transfer (other than a pledge or hypothecation) of an interest in the Company, a proportionate share of the Capital Account of the Transferor shall be transferred to the Transferee.

(e)    All provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b)(2)(iv), as amended, and shall be interpreted and applied in a manner consistent with such Treasury Regulations. The Directors shall make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with the Treasury Regulations promulgated under Section 704 of the Code.

Section 7.4     Allocations in General.

Company income, gain, loss and expense shall be allocated to the Capital Accounts of the Members in accordance with Sections 7.5-7.9.

Section 7.5    Allocation of Net Profit and Net Loss.

The Directors shall seek to determine and allocate all items of profit, gain, loss and deductions, as described below, with respect to each Accounting Period of the Company within 60 days after the end of each Accounting Period and on a preliminary basis with respect to each calendar quarter occurring within an Accounting Period within 60 days after the end of such quarter. After giving effect to the special allocations set forth in Sections 7.6, 7.7 and 7.8, the Net Profit or Net Loss of the Company for such Accounting Period shall be allocated to the Capital Accounts of the Members as follows:

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(a)    Net Profit and Net Loss of the Company shall be allocated among the Members so as to reduce proportionately (i) in the case of Net Profit, the difference between their respective Target Capital Accounts and Partially Adjusted Capital Accounts as of the end of such Accounting Period or interim period, or (ii) in the case of Net Loss, the difference between their respective Partially Adjusted Capital Accounts and Target Capital Accounts as of the end of such Accounting Period. No portion of the Company’s Net Profit or Net Loss for any Accounting Period or interim period shall be allocated to any Member, in the case of Net Profit, whose Partially Adjusted Capital Account is greater than or equal to its Target Capital Account or, in the case of Net Loss, whose Target Capital Account is greater than or equal to its Partially Adjusted Capital Account as of the end of such Accounting Period or interim period.

(b)    The following special allocations of items of Company income, gain, loss and expense taken into account in determining Net Profit and Net Loss shall be made in the circumstances described below:

(i)   ~~The~~if the Company ~~may assist the Defaulting Member in finding a buyer for the Defaulting Member’s Common Shares which buyer will assume the Defaulting Member’s obligations hereunder, subject to the restrictions on transfer contained in Section 11.2 (in which case such Person shall, as a condition of purchasing such Common Shares, become a party to this Agreement and assume such Defaulting Member’s obligation to make both defaulted and future~~has Net Profit for any Accounting Period or interim period and, notwithstanding the application of Section 7.5(a), any Member’s Partially Adjusted Capital Account is greater than its Target Capital Account (determined prior to giving effect to this Section 7.5(b)), then the Member with such difference shall be specially allocated items of Company loss or expense for such Accounting Period or interim period that are taken into account in determining Net Profit and Net Loss (to the extent available) equal to the difference between its Partially Adjusted Capital ~~Contributions).~~Account and its Target Capital Account;

(ii)   ~~The Company may pursue and enforce all rights and remedies~~if the Company ~~may have against the Defaulting Member, including a lawsuit to collect the overdue amount, with interest calculated thereon at a rate equal to the Base Rate plus six percent (6%) per annum or, if greater, the annualized rate of total return per Common Share over the prior four fiscal quarters (or since commencement of operations if less than four fiscal quarters) (but not in excess of the highest rate per annum permitted by applicable law).~~has Net Loss for any Accounting Period or interim period and, notwithstanding the application of Section 7.5(a), any Member’s Partially Adjusted Capital Account is less than its Target Capital Account (determined prior to giving effect to this Section 7.5(b)), then the Member with such difference shall be specially allocated items of Company income or gain for such Accounting Period or interim period that are taken into account in determining Net Profit and Net Loss (to the extent available) equal to the difference between its Partially Adjusted Capital Account and its Target Capital Account; and

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~~(iii)   The Company may offer a Defaulting Member’s Common Shares to the Common Members (other than any Defaulting Member), which offer shall be made pro rata in accordance with the non-defaulting Members’ respective Common Share Commitments, at a discount to the Net Asset Value of such Common Shares. The purchase price for such Common Shares will be determined in the sole discretion of a majority of the Independent Directors; provided, however, that such Defaulting Member shall receive not less than 66% of the most recently determined Net Asset Value of such Common Shares. If a non-defaulting Member elects not to purchase all of the Common Shares offered to it, such unpurchased Common Shares shall be reoffered pro rata to the non-defaulting Members who have purchased all of the Common Shares offered to them until either all of such Common Shares are acquired or no non-defaulting Member wishes to make a further investment. At the closing of such purchase (on a date and at a place designated by the Company), each purchasing Member shall, as payment in full for the Defaulting Member’s Common Shares being purchased, (A) deliver a non-interest bearing, non-recourse promissory note (in a form approved by the Company) payable upon the earlier to occur of ten years after delivery of the note or liquidation of the Company, secured only by the Defaulting Member’s Common Shares being purchased by such Member (excluding the portion of such Common Shares represented by contributions made by such purchaser with respect to such Common Shares), payable to the Defaulting Member in an amount equal to the purchase price of the portion of the Defaulting Member’s Common Shares being purchased by such Member, and (B) assume the portion of the Defaulting Member’s obligation to make both defaulted and future Capital Contributions and other payments pursuant to its Common Share Commitment and this Agreement which are commensurate with the portion of the Defaulting Member’s Common Shares being purchased by such Member. Upon the closing of such purchase, each purchasing Member shall make a Capital Contribution in an aggregate amount equal to that portion of the assumed Common Share Commitment representing the defaulted Common Share Commitment of the Defaulting Member, and the balance of the assumed Common Share Commitment shall be added to such purchasing Member’s Common Share Commitment for all purposes under this Agreement. The Company shall specify the procedures for making and accepting the offers contemplated by this subparagraph and shall, in its discretion, set time limits for acceptance. All Capital Contributions made by the purchasing Members shall be “Capital Contributions” made under this Agreement and Common Shares shall be issued to such Members accordingly. If all of the Defaulting Member’s Common Shares are not purchased pursuant to the immediately preceding provisions, the Company may offer any remaining Common Shares to any other Person on the same terms as originally offered to the Members pursuant to such provisions, subject to the restrictions on transfer contained in Section 11.2 (in which case such Person shall, as a condition of purchasing such Common Shares, become a Member party to this Agreement and assume such Defaulting Member’s obligation to make both defaulted and future Capital Contributions).~~

~~(iv)   The Company may repurchase, retire and cancel such Defaulting Member’s Common Shares at a discount to the Net Asset Value of such Common Shares. The consideration to be paid to such Defaulting Member upon any repurchase, retirement or cancellation of such Common Shares will be determined in the sole discretion of a majority of the Independent Directors; provided, however, that such Defaulting Member shall receive not less than 66% of the Net Asset Value of such Common Shares.~~

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~~(v)   The Company may offer to the Common Members (other than such Defaulting Member) for assumption by the non-defaulting Members such Defaulting Member’s Common Share Commitment to make its Capital Contribution which was not made (“Defaulted Commitment”), which offer shall be made pro rata in accordance with the non-defaulting Members’ respective Common Shares. If a non-defaulting Member elects not to assume the entire portion of the Defaulted Commitment offered to it, such unassumed Defaulted Commitment shall be reoffered pro rata to the non-defaulting Members who have elected to assume the entire portion of the Defaulted Commitment offered to them until either all of such Defaulted Commitment is assumed or no non-defaulting Member wishes to make a further assumption of the Defaulted Commitment. At the closing of such offer (on a date and at a place designated by the Company), each assuming Member shall make a Capital Contribution in an amount equal to that portion of the Defaulted Commitment assumed by it in accordance with the provisions of this subparagraph which is then due or past due. The Investment Manager shall specify the procedures for making and accepting the offers contemplated by this subparagraph and shall, in its discretion, set time limits for acceptance. If the entire Defaulted Commitment is not assumed pursuant to the preceding provisions, the Company may offer to any other Person for assumption any remaining portion of the Defaulted Commitment, subject to the restrictions on transfer contained in Section 11.2 (in which case such third party or parties shall become a party to this Agreement). All Capital Contributions made by the non-defaulting Members and other Persons pursuant to this subparagraph (v) shall be “Capital Contributions” made under this Agreement, and the Common Shares of each of such Members and other Persons shall be adjusted accordingly. Such Defaulting Member’s Common Share Commitment shall be reduced by the aggregate amount of Defaulted Commitment assumed by the non-defaulting Members and such other Persons and for which payments have been actually received by the Company.~~

~~(vi)   The Company may reduce (effective on the date of the default) the Defaulting Member’s Common Share Commitment (to the extent it has not been assumed by another Member or Person) to the amount of Capital Contributions actually made by such Defaulting Member (net of distributions pursuant to Section 8.1), and the aggregate Common Share Commitment of such Defaulting Member shall be commensurately reduced; provided, however, that the Common Share Commitments of the non-defaulting Members shall not be reduced.~~

~~(vii)   If the Defaulting Member is an entity formed for the purpose of investing in the Company and such Defaulting Member’s failure to make any portion of a Capital Contribution when required is caused by the failure of one or more of such Defaulting Member’s investors to either (i) make an equity contribution or (ii) deliver payment in exchange for any notes issued to such investor, to such Defaulting Member, the Company may, in its sole discretion, apply the provisions of this Section 7.1(d) to such Defaulting Member’s Common Shares and/or Common Share Commitments on a pro rata basis to appropriately reflect the effect of the failure of such Defaulting Member’s defaulting equity investors in a manner which is equitable to such Defaulting Member’s non-defaulting equity investors.~~

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~~(d)    No consent of any Member shall be required as a condition precedent to any transfer, assignment, assumption or other disposition of a Defaulting Member’s Common Shares or Common Share Commitment, as the case may be, pursuant to Section 7.1(d). If all of the Defaulting Member’s Common Shares and its Common Share Commitments are purchased in the manner set forth in Section 7.1(d), such Defaulting Member shall cease to be a Common Member in the Company and shall cease to have the power to exercise any rights or powers of a Common Member.~~

(iii)   if the Company has neither Net Profit nor Net Loss for any Accounting Period or interim period and, notwithstanding the application of Section 7.6(a) (other than the proviso to Section 7.6(a)(i)), any Member’s Target Capital Account differs from its Partially Adjusted Capital Account (determined prior to giving effect to this Section 7.6(b)), then the Member with such difference shall be specially allocated items of Company income or gain (if such Member’s Target Capital Account exceeds its Partially Adjusted Capital Account) or loss or expense (if such Member’s Target Capital Account is less than its Partially Adjusted Capital Account) for such Accounting Period or interim period that are taken into account in determining Net Profit and Net Loss (to the extent available) equal to the difference between its Partially Adjusted Capital Account and its Target Capital Account.

(c)   In calculating the Net Profit or Net Loss of the Company for purposes of determining allocations to the Capital Accounts of the Members, (i) items that are required by Section 703(a)(1) of the Code to be separately stated will be included; (ii) items of income that are exempt from inclusion in gross income for federal income tax purposes will be treated as items of income, and related deductions that are disallowed under Section 265 of the Code will be treated as deductions; (iii) Section 705(a)(2)(B) Expenditures will be treated as deductions; (iv) items of gain, loss, depreciation, amortization, or depletion that would be computed for federal income tax purposes by reference to the Cost Basis of an item of Company property will be determined by reference to the value of such item of property for purposes of determining Net Asset Value; and (v) the effects of upward and downward revaluations of Company property pursuant to Section 7.3(b) will be treated as gain or loss respectively from the sale of such property.

(d)    In the event that the value of any item of Company property for purposes of determining Net Asset Value differs from its Cost Basis, subject to Treasury Regulations Section 1.704-3(d)(2), the amount of depreciation, depletion, or amortization for purposes of determining Net Profit or Net Loss for a period with respect to such property will be computed so as to bear the same relationship to the value of such property for purposes of determining Net Asset Value as the depreciation, depletion, or amortization computed for tax purposes with respect to such property for such period bears to the Cost Basis of such property. If the Cost Basis of such property is zero, the depreciation, depletion, or amortization with respect to such property for purposes of determining Net Profit or Net Loss will be computed by using a method consistent with the method that would be used for tax purposes if the Cost Basis of such property were greater than zero.

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(e)    The parties hereto acknowledge and agree that the purpose of the allocations set forth in this Section 7.5 is to allocate Net Profit and Net Loss (or items thereof) among the Members in a manner that conforms, as closely as possible, to the manner in which amounts would be distributed among the Members pursuant to Section 8.1. In all events, the basic economic arrangement of the Members set forth in Section 8.1 shall be controlling. The parties hereto further acknowledge and confirm the authority of the Directors, pursuant to Section 7.6 or otherwise, to make such corrective allocations as it deems necessary to achieve the purpose described in the two immediately preceding sentences.

(f)    Net Profit and Net Loss (or items thereof) for each period attributable to Investments made in respect of the Escrowed Managing Member Account shall be specially allocated to the Managing Member.

Section 7.6     Corrective Adjustments.

If, for any reason, allocations of Net Profit and Net Loss (or any item of income, gain, loss or expense taken into account in determining Net Profit and Net Loss) do not correspond to distributions of amounts reflecting Aggregate Net Profit or other property made or required to be made by the Company pursuant to Section 8 (due, for example, to events occurring between the time that such allocations are made and the time that the related distributions are made), then the Directors shall allocate Net Profit and Net Loss (and, if necessary, items of Company income (including gross income), gain, loss and expense taken into account in determining Net Profit and Net Loss) and any other items of Company income, gain, loss and expense recognized in subsequent Accounting Periods among the Members in such a manner as shall, in the Directors’ sole discretion, eliminate as rapidly as possible the disparity between the prior allocations of Net Profit and Net Loss (or items taken into account in determining Net Profit and Net Loss), on the one hand, and those non-corresponding distributions, on the other hand. In all cases, any corrective adjustments made pursuant to this Section 7.6 shall be controlled by the economic arrangement of the Members set forth in Section 8.

Section ~~7.2     Contribution of the~~7.7 Special ~~Member~~Allocations.

~~The Special Member shall receive one Special Share in exchange for its contribution of $1,000.00 on the Initial Drawdown Date. The Special Share shall have the designations, powers, preferences, voting and other rights, limitations, qualifications and terms and conditions set forth in the Statement of Preferences therefor attached hereto as Appendix A.~~

Prior to making any allocations under Section 7.5 or Section 7.6, the following special allocations shall be made in the following order:

(a)    Limitation on Net Losses. If any allocation of Net Loss or an item of deduction, expenditure or loss to be made pursuant to Section 7.5, Section 7.6 or this Section 7.7 for any Accounting Period would cause a deficit in any Member’s Adjusted Capital Account (or would increase the amount of any such deficit), then the relevant amount shall be allocated to such Members that have positive Adjusted Capital Account balances in proportion to the respective amounts of such positive balances until all such positive balances have been reduced to zero. In the event Net Loss is allocated disproportionately as a result of the operation of the first sentence of this Section 7.7(a) (“Section 7.7(a) Net Loss Amounts”), Net Profit for subsequent Accounting Periods shall be specially allocated to the Members to whom Section 7.7(a) Net Loss Amounts were allocated, in an amount up to the amount of such Section 7.7(a) Net Loss Amounts (to the extent not previously reversed by prior allocations pursuant to this sentence) pro rata in accordance with such unreversed allocations of Section 7.7(a) Net Loss Amounts.

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(b)    Special Allocations. The following special allocations shall be made in the following order:

(i)   Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2(f), notwithstanding any other provision of this Section 7.7(b), if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, for subsequent Fiscal Years) in an amount equal to that Member’s share of the decrease in Company Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations under the immediately preceding sentence shall be made in proportion to the respective amounts so required to be allocated to each Member. The items to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 7.8(b)(i) is intended to comply with the minimum gain chargeback requirement in Treasury Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.

(ii)   Member Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2(j)(4), notwithstanding any other provision of this Section 7.7(b), if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Fiscal Year, each Member that has a share of the Member Nonrecourse Debt Minimum Gain attributable to that Member Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to that Member’s share of the net decrease in Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations under the immediately preceding sentence shall be made in proportion to the respective amounts so required to be allocated to each Member. The items to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 7.7(b)(ii) is intended to comply, and shall be interpreted consistently, with the partner non-recourse debt minimum gain chargeback requirement in Treasury Regulations Section 1.704-2(i)(4).

(iii)   Qualified Income Offset. If any Member unexpectedly receives any adjustment, allocation or distribution described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6) that creates or increases a deficit in the Adjusted Capital Account of such Member, then items of income and gain (consisting of a pro rata portion of each item of Company income, including gross income, and gain for the relevant Fiscal Year and, if necessary, for subsequent Fiscal Years) shall be allocated to such Member in an amount and manner sufficient to eliminate such deficit as quickly as possible; provided, however, that an allocation pursuant to this Section 7.7(b)(iii) shall be made only if and to the extent that Member would have such an a deficit in its Adjusted Capital Account after all other allocations provided for in this Agreement have been tentatively made as if this Section 7.7(b)(iii) were not in this Agreement. This Section 7.7(b)(iii) is intended to constitute a “qualified income offset” within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d), and this Section 7.7(b)(iii) shall be interpreted and applied consistently therewith.

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(c)    Substantial Economic Effect. Notwithstanding anything in this Agreement to the contrary, if the allocation of any item of income, gain, loss or expense pursuant to this Section 7 does not have substantial economic effect under Treasury Regulations Section 1.704-1(b)(2) and is not in accordance with the Members’ interests in the Company within the meaning of Treasury Regulations Section 1.704-1(b)(3), then such item shall be reallocated in such manner as to (i) have substantial economic effect or be in accordance with the Members’ interests in the Company and (ii) result as nearly as possible in the respective balances of the Capital Accounts that would have been obtained if such item had instead been allocated under the provisions of this Section 7 without giving effect to this Section 7.7(c).

(d)    Corrective Allocations. If any amount is allocated pursuant to paragraphs (a), (b) or (c) of this Section 7.7, then, notwithstanding anything in Section 7.5 to the contrary (but subject to the provisions of paragraphs (a), (b) and (c) of this Section 7.7), income, gain, loss and expense, or items thereof, shall thereafter be allocated in such manner and to such extent as may be necessary so that, after such allocation, the respective balances of the Capital Accounts will equal as nearly as possible the balances that would have been obtained if the amount allocated pursuant to paragraphs (a), (b) or (c) of this Section 7.7 instead had been allocated under the provisions of Sections 7.5-7.9 without giving effect to the provisions of such Section.

(e)    Amendments to Allocations. The provisions hereof governing Company allocations and distributions, including the distribution of assets upon liquidation of the Company, are intended to comply with the requirements of Sections 704(b) and (c) of the Code and the Treasury Regulations that have been or may be promulgated thereunder, and shall be interpreted and applied in a manner consistent therewith. If, in the opinion of the Directors, the allocations of income, gain, loss and expense provided for herein do not comply with (i) such Code provisions or Treasury Regulations or (ii) any other applicable provisions of the Code or Treasury Regulations (including the provisions relating to nonrecourse deductions and member nonrecourse deductions), then, notwithstanding anything in this Agreement to the contrary, such allocations shall, upon notice in writing to each Member, be modified in such manner as the Directors determines is necessary to satisfy the relevant provisions of the Code or Treasury Regulations, and the Directors shall have the right to amend this Agreement (without the consent of any other Member being required for such amendment) to reflect any such modification; provided, however, that no such modification shall alter materially the economic arrangement among the Members.

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Section 7.8     Adjustments to Reflect Changes in Interests.

With respect to any Accounting Period during which any Member’s interest in the Company changes, whether by reason of the admission of a new Member, the withdrawal of a Member, a non-pro rata contribution of capital to the Company or otherwise as described in Section 706(d)(1) of the Code and Treasury Regulations issued thereunder, allocations of Net Profit, Net Loss and other items of Company income, gain, loss and expense shall be adjusted appropriately to take into account the varying interests of the Members during such Accounting Period. The Directors, in good faith shall select the method (or combination of methods) of making such adjustments.

Section 7.9     Allocation of Taxable Income and Loss.

(a)   Except as otherwise provided in this Section 7.9, the taxable income or loss of the Company for any Accounting Period shall be allocated among the Members in the same manner as Net Profit, Net Loss and separate items of income, gain, loss and expense (excluding items for which there are no related tax items) are allocated among the Members for Capital Account purposes pursuant to the provisions of Sections 7.5, 7.6, 7.7 and 7.8 giving effect to Sections 704(b) and (c) of the Code. Except as otherwise provided in this Section 7.9, the allocable share of a Member for tax purposes in each specified item of income, gain, loss or expense of the Company comprising Net Profit, Net Loss or any item allocated pursuant to Section 7.5, 7.6, 7.7 or 7.8, as the case may be, shall be the same as such Member’s allocable share of Net Profit, Net Loss or the corresponding item for such Accounting Period. To the fullest extent practicable and permitted under the Code, all items of ordinary deduction and income shall be allocated separately from items of capital loss and gain.

(b)   The items of income, gain, loss and expense allocated to the Members for tax purposes pursuant to this Section 7.9 shall not be reflected in the Members’ Capital Accounts. Any elections or other decisions relating to allocations pursuant to this Section 7.9 shall be made by the Directors in any manner that reasonably reflects the purpose and intent of this Agreement and is consistent with the economic arrangement among the Members.

(c)   As of the end of each Fiscal Year, income, expense, deduction, gain or loss of the Company, all as determined for U.S. federal income tax purposes, shall be allocated, solely for tax purposes, among the Members as provided below.

(i)   Items of ordinary income (such as interest income) and expense (such as advisory fees and brokerage fees) shall be allocated in a manner consistent with the economic allocations described in Section 7.5.

(ii)   Net realized capital gain or loss shall be allocated as follows:

(1)   There shall be established a tax basis account with respect to each Member's interest in the Company. The initial balance of each tax basis account shall be the amount contributed to the capital of the Company for such interest in the Company, including any contribution deemed to occur upon the conversion of the Company to a partnership for U.S. federal income tax purposes. As of the end of each Fiscal Year:

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(A)   Each tax basis account shall be increased by the amount of (i) any additional Capital Contributions made with respect to such Member's interest in the Company and (ii) any income or gain allocated to such Member pursuant to this Section 7.9;

(B)   Each tax basis account shall be decreased by the amount of (i) expense or loss allocated to such Member pursuant to this Section 7.9 and (ii) any distribution received by such Member with respect to its interest in the Company other than upon a redemption;

(C)   When any interest in the Company is redeemed, the tax basis account attributable to such interest in the Company shall be eliminated; and

(D)   To the extent a valid election pursuant to Section 754 of the Code has been made, each tax basis account shall be increased or decreased, where appropriate, to reflect any adjustments to the tax basis of the Company's property pursuant to Sections 734 or 743 of the Code.

(2)   Net realized capital gains shall be allocated first to each Member who has redeemed any of its Interests during the Fiscal Year up to any excess of (A) the amount received by the applicable Member over (B) the tax basis account of such Member maintained for the redeemed Interests at the time of the redemption. If the aggregate amount of gain to be so allocated to all Members who have redeemed Interests during a Fiscal Year is less than the excess of all such amounts received upon redemption over all such tax basis accounts, the entire amount of gain for such Fiscal Year shall be allocated among all such Members in the ratio that each such Member's allocable share of such excess bears to the aggregate excess of all such Members who redeemed Interests during such Fiscal Year.

(3)   Net realized capital gains remaining after the allocation in sub-clause (2) above shall be allocated among all Members whose Capital Accounts are in excess of their tax basis accounts (after the adjustments in sub-clause (2)) in the ratio that each such Member's allocable share of such excess bears to all such Members' excesses. If the aggregate amount of gain to be so allocated is greater than the excess of all such Members' Capital Accounts over all such tax basis accounts, the excess amount of gain shall be allocated among all Members in the ratio that each Member's Capital Account bears to all Members' Capital Accounts.

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(4)   Net realized capital losses shall be allocated first to each Member who has redeemed any of its Interests during the Fiscal Year up to any excess of (A) the tax basis account maintained for the redeemed Interests at the time of the redemption over (B) the amount received upon such redemption. If the aggregate amount of loss to be so allocated to all Members who have redeemed Interests during a Fiscal Year is less than the excess of all such tax basis accounts over all such amounts received upon redemption, the entire amount of loss for such Fiscal Year shall be allocated among all such Members in the ratio that each such Member's excess bears to the aggregate excesses of all such Members who redeemed Interests during such Fiscal Year.

(5)   Net realized capital losses remaining after the allocation in sub-clause (4) above shall be allocated among the Members whose tax basis accounts are in excess of their Capital Accounts (after the adjustments in sub-clause (4)) in the ratio that each such Member's allocable share of such excess bears to all such Members' excesses. If the aggregate amount of loss to be so allocated is greater than the excesses of all such tax basis accounts over all such Members' Capital Accounts, the excess amount of loss shall be allocated among all Members in the ratio that each Member's Capital Account bears to all Members' Capital Accounts.

(6)   Any gain or loss required to be taken into account in accordance with Section 475, 1256 or 1259 of the Code shall be considered a gain or loss for purposes of this Section 7.9(c)(ii).

(d)   The allocation of profit and loss for U.S. federal income tax purposes set forth herein is intended to allocate taxable profit and loss so as to eliminate, to the extent possible, any disparity between a Member's Capital Account and its tax basis account, consistent with principles set forth in Section 704(c) of the Code. In addition, for purposes of this Article VII, to the extent a Member contributes to the Company property with a fair market value that differs from the adjusted tax basis of such property, income, gain, loss and deduction with respect to such property shall be allocated among the tax basis accounts of the Members so as to take account of the variation between the adjusted tax basis and fair market value of such property, consistent with Section 704(c) of the Code and applicable Treasury Regulations.

(e)   The allocations of profit and loss for federal income tax purposes to the Members in respect of the interests in the Company shall not exceed the allocations permitted under Subchapter K of the Code as determined by the Manager or its delegate whose determination shall be binding on the Members.

(f)   Allocations pursuant to this Section 7.9 are solely for federal, state and local tax purposes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Net Profit (and items thereof) or Net Loss (and items thereof).

(g)   The Members are aware of the tax consequences of the allocations made by this Section 7.9 and hereby agree to be bound by the provisions of this Section 7.9 in reporting their shares of items of Company income, gain, loss, deduction and expense.

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Section 7.10     Allocation of Nonrecourse Deductions.

Nonrecourse Deductions for each Fiscal Year will be allocated among the Members in proportion to their respective Capital Contributions.

Section 7.11     Allocation of Member Nonrecourse Deductions.

Notwithstanding any other provisions of the Agreement, any item of Member Nonrecourse Deduction with respect to a Member Nonrecourse Debt will be allocated to the Member or Members who bear the economic risk of loss for such Member Nonrecourse Debt in accordance with Treasury Regulations Section 1.704-2(i).

Section ~~7.3   Withdrawal of Capital~~7.12   Excess Nonrecourse Liabilities.

~~No Member shall have any right to withdraw from the Company except in connection with the admission of one or more Transferees of all of such Member’s Shares in the Company. No Member shall have any right to require the Company to repurchase or redeem all or any portion of its Shares except as provided in or pursuant to any Statement of Preferences. Further, no Common Member shall have any right to withdraw its Common Share Commitment.~~

For the purpose of determining the Members’ interests in the Company’s Excess Nonrecourse Liabilities pursuant to Treasury Regulations Sections 1.752-3(a)(3) and 1.707-5(a)(2)(ii), and solely for such purpose, the Members’ interests in profits will be determined in proportion to the Members’ respective Capital Contributions.

Section 7.13     Treatment of Certain Distributions.

(a)    In the event that (i) the Company makes a distribution that would (but for this subsection (a)) be treated as a Nonrecourse Distribution, and (ii) such distribution does not cause or increase a deficit balance in the Capital Account of the Member receiving such distribution as of the end of the Company’s taxable year in which such distribution occurs, then such distribution may be treated as not constituting a Nonrecourse Distribution to the extent permitted by Treasury Regulations Section 1.704-2(h)(3).

(b)    In the event that (i) the Company makes a distribution that would (but for this subsection (b)) be treated as a Member Nonrecourse Distribution, and (ii) such distribution does not cause or increase a deficit balance in the Capital Account of the Member receiving such distribution as of the end of the Company’s taxable year in which such distribution occurs, then such distribution may be treated as not constituting a Member Nonrecourse Distribution to the extent permitted by Treasury Regulations Section 1.704-2(i)(6).

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ARTICLE VIII

DISTRIBUTIONS

Section 8.1     Distributions.

~~(a)    The Company shall from time to time distribute among the Shares (or one or more classes or series thereof) such portion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Company as the Directors may deem proper or as may otherwise be determined pursuant to this Agreement or the Statement of Preferences therefor, which need not be ratable with respect to distributions in respect of Shares of any other class or series thereof of the Company, but must be ratable within each class or series of Shares. The Preferred Shares shall not be entitled to receive, and the Directors shall be prohibited from declaring or distributing in respect of any of the Preferred Shares, any amount in excess of the distributions specified for such Preferred Shares in the applicable Statement of Preferences therefor. Such distributions may be made in cash or property (including without limitation any type of obligations of the Company or any assets thereof) or any combination thereof.~~

(a)    From time to time, the Directors will determine the amount of distributions to be made of all or any portion of the Company’s assets, in each case to the extent permitted by any other agreements to which the Company is subject. The Directors shall use reasonable efforts to make distributions in kind, if any, in the form of freely tradable securities. Any and all amounts not distributed may be reinvested.

(b)    Distributions ~~may be made to the holders of record of the Shares entitled to such distribution at the time such distribution is declared or at such later date as shall be determined by the Company prior to the date of payment.~~shall be made at such times as the Board of Directors in its sole discretion may determine. Distributable amounts attributable to any Investment shall initially be apportioned among the Members in proportion to each Member’s respective Interests and such apportioned amounts shall be distributed to each Member in accordance therewith.

(c)    The Directors may ~~always retain from any source such amount as they may deem necessary to pay the debts or expenses of the Company or to meet obligations of the Company, or as they otherwise may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business of the Company.~~determine to distribute to any class or classes of the Members any amounts representing a return of capital or designated as a return of capital.

(d)    Any distribution by the Company pursuant to the terms of this Section 8.1 or Section 16 to the Person shown on the Company’s records as a Member or to ~~its~~such Person’s legal representatives, or to the assignee of the right to receive such distributions as provided herein, shall relieve the Company~~,~~ and the Directors ~~and the Investment Manager~~ of all liability to any other Person who may be interested in such distribution by reason of any other assignment or Transfer ~~of any interest in any~~ of such Member’s ~~Shares~~Interest for any reason (including ~~a~~an assignment or Transfer thereof ~~by operation of law or~~ by reason of death, incompetence, bankruptcy or liquidation of such Member~~, as the case may be~~).

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(e)    Notwithstanding any provision to the contrary contained in this Agreement, neither the Company, the Directors nor the Investment Manager on behalf of the Company shall make any distribution to a Member on account of its ~~Shares~~Interests if such distribution would violate Section 18-607 of the Delaware Act or other applicable law.

(f)    Notwithstanding the foregoing provisions of this Section 8.1 (or any other provision ~~of this Agreement~~hereof), the Company may set aside reasonable reserves for anticipated liabilities, obligations or commitments of the Company which it determines to be reasonably necessary or desirable, in its sole judgment.

~~(g)    Each Common Member agrees, within ten (10) calendar days following the receipt of each written request from the Company, in the event a Distribution Restriction Event shall have occurred and is continuing so that the Company is prevented from making distributions to the Common Members such that its deduction for dividends paid during the taxable year does not equal at least ninety-eight percent (98%) of each of (i) the Company’s investment company taxable income (as determined for purposes of Section 852 of the Code) and (ii) the amount described in Section 852(a)(1)(B) of the Code, to execute and deliver to the Company, or an agent of the Company specified by the Company, with respect to any such taxable year, a consent in accordance with Section 565 of the Code and the Treasury Regulations promulgated thereunder, and any successor provision, in the manner specified by the Company, to treat the amount specified by the Company in such request as a dividend (the “Consent Dividend”) for United States federal income tax purposes for the taxable year indicated by the Company.~~

~~(h)    In the case that a Common Member reasonably believes that there may be a withholding tax imposed on a Consent Dividend under the laws of the United States or any political subdivision thereof, upon the written request of such Common Member given to the Company within five (5) Business Days of the written request by the Company for the Consent Dividend forms and documentation described in Section 8.1(g) hereof, such Common Member shall not be required to execute or deliver such Consent Dividend forms unless the Company has delivered to such Common Member a certificate signed by an authorized officer of the Company stating that the Company has sufficient funds available to make the payments required and shall make such payments; provided that such Common Member shall execute and deliver to the Company such Consent Dividend forms and documentation within five (5) Business Days of the receipt of such certificate.~~

~~(i)    If it is determined by the Board of Directors that the requisite consents for a Consent Dividend have not been obtained from the Common Members, after taking such actions, if any, as the Board of Directors deems appropriate to enforce the provisions of Section 8.1(g) hereof, but a dividend payment or distribution would otherwise be required to be made on the Common Shares in order to preserve the U.S. federal income tax status of the Company as a regulated investment company or to avoid the imposition of the excise tax under Section 4982 of the Code, such payment or distribution shall be distributed for the benefit of the Common Members and deposited into one or more escrow accounts. If any amounts deposited in the escrow accounts are paid over to the senior secured creditors of the Company, the Common Members will have an unsecured, recourse claim against the Company for any such amounts paid to such senior secured creditors. For United States federal, state and local tax purposes, each Common Member agrees to treat its share of any amount so deposited as a dividend received by such Common Member at the time of such deposit.~~

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~~(j)    Notwithstanding anything to the contrary contained in this Agreement, commencing on the sixth anniversary of the Initial Drawdown Date, the Company will not be permitted to enter into new investments (other than investments in Cash Equivalents) unless the following conditions have been satisfied: (i) for investments to be made during the period between the sixth and seventh anniversaries of the Initial Drawdown Date, the Company must have distributed to the Common Members a cumulative amount equal to or greater than 40% of their Capital Contributions on or before the commencement of such period; (ii) for investments to be made during the period between the seventh and eighth anniversaries of the Initial Drawdown Date, the Company must have distributed to the Common Members a cumulative amount equal to or greater than 50% of their Capital Contributions on or before the commencement of such period; (iii) for investments to be made during the period between the eighth and ninth anniversaries of the Initial Drawdown Date, the Company must have distributed to the Common Members a cumulative amount equal to or greater than 60% of their Capital Contributions on or before the commencement of such period; and (iv) for investments to be made during the period between the ninth and tenth anniversaries of the Initial Drawdown Date, the Company must have distributed to Common Members a cumulative amount equal to or greater than 80% of their Capital Contributions on or before the commencement of such period. Notwithstanding the foregoing, the Company shall at all times have the right to make new investments in an amount up to a maximum of 7.5% of Capital Contributions at any such time. Such new investments would be anticipated, but not required, to be used primarily for “follow on” and related investments.~~

Section 8.2     Interest.

No interest shall be paid to any Member on account of its interest in the capital of the Company.

Section 8.3     Withholding.

(a)   The Company shall comply with withholding requirements under U.S. federal, state and local law and shall remit amounts withheld to and file required forms with the applicable jurisdictions. To the extent the Company is required to withhold and pay over any amount to any authority with respect to distributions or allocations to any Member, the amount withheld shall be deemed to be a distribution by the Company to such Member in the amount of the withholding.

(b)   If any amount is withheld on income received by the Company and the amount of the withholding was calculated, under applicable law, with respect to income allocable to some (but not all) of the Members such withholding (and any related tax or book income or deduction item) shall be allocated, in a manner reasonably determined by the Directors, to the Members with respect to whom the withholding was calculated, and distributions shall be adjusted accordingly. In the event the Company is required to withhold in respect of any Member, to the extent such withholding is in an amount greater than the amount that is distributable to such Member at that time or the Company previously distributed to the Member amounts that are subsequently determined to be subject to withholding, such Member shall reimburse the Company for the excess of the withholding tax paid on its behalf. If the Member fails to so reimburse the Company, such excess will be treated as an advance repayable with interest out of the first available amounts that would otherwise be payable to such Member.

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ARTICLE IX

MANAGEMENT AND BOARD OF DIRECTORS

Section 9.1     Management Generally.

(a)   Subject to the voting rights of the ~~Shares~~Interests, the management of the Company shall be vested exclusively in the Board of Directors so long as the Company is registered as an investment company under the Investment Company Act and thereafter shall be vested exclusively in the Managing Member, which shall have all of the power and authority of a “manager” of the Company within the meaning of the Delaware Act, including the authority to appoint officers and to authorize persons to act on behalf of the Company and engage third parties to provide services to the Company and to perform any permissible activity and is further authorized to delegate such power and authority to such officers or authorized Persons as it determines to be appropriate~~, subject to the requirements of the Investment Company Act~~. The Board of Directors may designate one or more committees each of which shall have all or such lesser portion of the power and authority of the entire Board of Directors as the Directors shall determine from time to time, except to the extent that action by the entire Board of Directors or particular Directors is required by the Investment Company Act. On and after cessation of registration as an investment company under the Investment Company Act, all references in this Agreement to the “Directors” or the “Board of Directors” or any percentage of the Directors shall be references to the single Managing Member, provided, that the Managing Member will be entitled, without any meetings as set forth in Section 9.2(d), to take action. Prior to such cessation the Managing Member shall have no authority in its capacity as such other than as set forth in Section 9.9.

(b)   Except as expressly set forth herein, the Members, in their capacity as such, shall have no part in the management of the Company, and shall have no authority or right to act on behalf of the Company in connection with any matter. Employees, officers, authorized Persons and agents of the Company shall have authority to act on behalf and in the name of the Company to the extent authorized by the Board of Directors or pursuant to authority granted by it. It is contemplated that the Board of Directors will delegate substantially all of its power and authority with respect to the operations of the Company to the Investment Manager and other authorized Persons.

Section 9.2     Board of Directors.

(a)   ~~Subject to the terms of each Statement of Preferences, the~~The number of Directors shall be such number, not less than three, as shall be approved from time to time by a majority of Directors then in office. No reduction in the number of Directors shall have the effect of removing any Director from office prior to the expiration of his or her term. An individual nominated as a Director shall be at least 21 years of age and not older than such age as shall be approved from time to time by not less than two-thirds of the Directors then in office and shall not be under legal disability. Directors need not own ~~Shares~~Interests and may succeed themselves in office. The names and addresses of the Directors shall be set forth in the records of the Company.

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(b)   Any Director may resign as a Director (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date provided in such instrument. ~~Subject to the rights of the Preferred Shares with respect to Directors elected solely by the Preferred Shares pursuant to the Investment Company Act, any~~Any Director may be removed (provided that the aggregate number of Directors after such removal shall not be less than the minimum number specified in Section 9.2(a) hereof) for cause at any time by the act of a majority of the remaining Directors, specifying the date when such removal shall become effective. ~~Subject to the rights of the Preferred Shares with respect to Directors elected solely by the Preferred Shares pursuant to the Investment Company Act, any~~Any Independent Director may be removed (provided that the aggregate number of Directors after such removal shall not be less than the minimum number Section 9.2(a) hereof) without cause at any time by the act of two-thirds of the remaining Directors, and any Director can be removed without cause by vote of not less than two-thirds of the aggregate number of ~~Shares~~Interests entitled to vote in the election of such Director, specifying the date when such removal shall become effective.

(c)   The term of office of a Director shall terminate and a vacancy shall occur in the event of the removal, resignation, incompetence or other incapacity to perform the duties of the office, or death, of a Director. ~~Subject to the rights of the Preferred Shares with respect to Directors elected solely by the Preferred Shares pursuant to the Investment Company Act and pursuant to any Statement of Preferences, whenever~~Whenever a vacancy in the Board of Directors shall occur, the remaining Directors may fill such vacancy by appointing an individual having the qualifications described in this Agreement by a written instrument signed or adopted by a majority of the Directors then in office or by election of the holders of ~~Shares~~Interests, or may leave such vacancy unfilled, or may reduce the number of Directors (provided that the aggregate number of Directors after such removal shall not be less than the minimum number specified in Section 9.2(a) hereof). Any vacancy created by an increase in Directors may be filled by the appointment of an individual having the qualifications described in this Agreement by a majority of the Directors then in office or by election of the holders of ~~Shares~~Interests. No vacancy shall operate to annul this Agreement or to revoke any existing agency created pursuant to the terms of this Agreement. Whenever a vacancy in the number of Directors shall occur, until such vacancy is filled as provided herein, the Directors in office, regardless of their number, shall have all the powers granted to the Directors and shall discharge all the duties imposed upon the Directors by this Agreement.

(d)   Meetings of the Directors shall be held from time to time upon the call of the Chairman, if any, the President, the Secretary or any two Directors. Regular meetings of the Directors may be held without call or notice at a time and place fixed by resolution of the Directors. Notice of any other meeting shall be mailed via overnight courier not less than 48 hours before the meeting or otherwise actually delivered orally or in writing not less than 24 hours before the meeting, but may be waived in writing by any Director either before or after such meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting except where a Director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened. The Directors may act with or without a meeting. A quorum for all meetings of the Directors shall be one-third of the Directors then in office. Unless provided otherwise in this Agreement, any action of the Directors may be taken at a meeting by vote of a majority of the Directors present (a quorum being present) or without a meeting by written consent of a majority of the Directors or such other proportion as shall be specified herein for action at a meeting at which all Directors then in office are present.

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(i)   Any committee of the Directors may act with or without a meeting. A quorum for all meetings of any such committee shall be one third of the members thereof. Unless provided otherwise in this Agreement, any action of any such committee may be taken at a meeting by vote of a majority of the members of such committee present (a quorum being present) or without a meeting by written consent of a majority of the members of such committee or such other proportion as shall be specified herein for action at a meeting at which all committee members are present.

(ii)   With respect to actions of the Directors and any committee of the Directors, Directors who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the Investment Company Act.

(iii)   All or any one or more Directors may participate in a meeting of the Directors or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting except as otherwise provided by the Investment Company Act.

(iv)   The Directors may, but shall not be required to, elect a Chairman of the Board of Directors, who shall not, in his or her capacity as such, be an officer of the Company and who shall serve at the pleasure of the Board of Directors. Any Chairman of the Board of Directors elected by the Directors need not be an Independent Director, unless otherwise required by applicable law.

(e)   The Directors shall elect a Chief Executive Officer, a Secretary and a Chief Financial Officer and any other authorized persons who shall serve at the pleasure of the Board of Directors or until their successors are elected. The Directors may elect or appoint or may authorize the Chairman, if any, or Chief Executive Officer to appoint such other officers or agents or other authorized persons with such other titles and powers as the Board of Directors may deem to be advisable. Any Chairman shall, and the Chief Executive Officer, Secretary and Chief Financial Officer may, but need not, be a Director.

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(f)   The Directors and officers shall owe to the Company and the holders of ~~Shares~~Interests the same fiduciary duties as owed by directors and officers of corporations to such corporations and their stockholders under the general corporation law of the State of Delaware~~. Directors elected by the holders of Preferred Shares shall have no special duties to the holders of Preferred Shares~~. The Directors shall have exclusive and absolute control over the Assets and over the business of the Company to the same extent as if the Directors were the sole owners of the property and business in their own right, but with such powers of delegation as may be permitted by this Agreement. The Directors shall have power to engage in any activity not prohibited by Delaware law. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. The Directors may perform such acts as in their sole discretion are proper for conducting the business of the Company. The powers of the Directors may be exercised without order of or resort to any court. No Director shall be obligated to give any bond or other security for the performance of any of his duties or powers hereunder.

(g)   The Board of Directors may adopt and from time to time amend or repeal By-Laws (“By-Laws”) for the conduct of the business of the Company. Such By-Laws shall be binding on the Company and the Members unless inconsistent with the provisions of this Agreement. The Members shall not have authority to adopt, amend or repeal By-Laws.

(h)   Any determination as to what is in the interests of the Company made by the Directors in good faith shall be conclusive. In construing the provisions of this Agreement, the presumption shall be in favor of a grant of power to the Directors.

(i)   The Directors shall have the power, without any amendment to this Agreement ~~or any Statement of Preferences adopted hereunder~~, to impose restrictions on the activities of Members with respect to the Company or any Portfolio Company to prevent limitations on the Company’s ability to invest in certain industries, such as utilities, communications, gambling, interstate transportation and insurance. Such limitations shall be binding upon all Members.

(j)   On and after cessation of registration as an investment company under the Investment Company Act, at any time that the management of the Company shall be vested exclusively in the Managing Member, paragraphs (a) – (d) of this Section 9.2 shall be inoperative and of no further force or effect.

Section 9.3     Expenses of the Company.

(a)   The Company shall have power to incur and pay out of the Assets or income of the Company any expenses necessary or appropriate to carry out any of the purposes of this Agreement, and the business of the Company. The Directors may pay themselves such compensation as they in good faith may deem reasonable and may be reimbursed for expenses reasonably incurred by themselves on behalf of the Company.

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(b)   The Company shall pay all, and shall reimburse the Investment Manager, the Co-Manager and each of their respective Affiliates for, any costs and expenses that, in the good faith judgment of the Board of Directors, are incurred in the formation, financing or operation of the Company, including, without limitation, the Advisory Fees and other costs and expenses specified herein or in the Advisory Agreement or the Co-Advisory Agreement to be paid by the Company; fees and expenses of offering ~~Shares~~Interests or debt instruments and enhancing or assuring the credit quality thereof; fees and expenses relating to short-term investments of cash and investments in Portfolio Companies including the structuring, negotiation, acquisition,, syndication, holding, restructuring, recapitalization and disposition thereof or relating to proposed portfolio investments which are not consummated; reasonable premiums for insurance protecting the Company, the Investment Manager, the Co-Manager, any of their respective Affiliates and any of their respective employees and agents; legal, compliance, administrative, custodial and accounting expenses; auditing expenses; appraisal expenses; expenses relating to organizing companies through or in which investments in Portfolio Companies will be made; expenses incurred in maintaining the places of business of the Company; costs and expenses of preparing and maintaining the books and records of the Company and entities through which it invests; costs and expenses that are classified as extraordinary expenses under generally accepted accounting principles; taxes or other governmental charges payable by the Company; costs and expenses incurred in connection with any actual or threatened litigation, and any judgments or settlements paid in connection with litigation, involving the Company, a Portfolio Company or a Person entitled to indemnification from the Company; expenses (including legal fees and expenses) incurred in connection with the bankruptcy or reorganization of any Portfolio Company; costs of reporting to the Members, creditors and regulatory authorities; costs of responding to regulatory inquiries; costs of Member meetings and the solicitation of Member consents; costs incurred in valuing assets; costs of winding up and liquidating the Company; expenses incurred in connection with a Member that defaults in respect of a Capital Contribution or any payment due to the Company; and interest, distributions and fees under ~~the Credit Agreement, other~~any indebtedness incurred by the Company and the ~~Shares. (c) The Company shall pay, and shall reimburse the Investment Manager, the Co-Manager and each of their Affiliates for, all legal, tax, accounting and other expenses (including organizational expenses) incurred in connection with the Credit Agreement, the Preferred Shares and the formation of the Company and related entities, and all fees payable to the Placement Agents in connection with subscriptions for the Shares and to any other agents, lenders, arrangers or other Persons in connection with the Credit Agreement and the placement and sale of the Preferred Shares.~~Interests.

(c)   The Company shall pay, and shall reimburse the Co-Manager for, any reasonable transportation and other travel costs and expenses incurred by the Co-Manager in connection with making any representative on any investment committee available for meetings with the other members of such investment committee.

Section 9.4     Members’ Consent.

To the fullest extent permitted by law, each Member hereby consents to the exercise by the Board of Directors and the Investment Manager of the powers conferred on them by this Agreement.

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Section 9.5   Exculpation.

No Member shall be subject in such capacity to any personal liability whatsoever to any Person in connection with the Assets or the acts, obligations or affairs of the Company. Members shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. Except as otherwise required by law, the Directors, the Investment Manager, the Co-Manager, and their respective Affiliated Persons, or any officer, director, member, manager, employee, stockholder, assign, representative or agent (including the Placement Agents) of any such Person (each an “Indemnified Person”, and collectively, the “Indemnified Persons”) shall not be liable, responsible or accountable in damages or otherwise to the Company, any Member or any other Person for any loss, liability, damage, settlement cost, or other expense (including reasonable attorneys’ fees) incurred by reason of any act or omission or any alleged act or omission performed or omitted by such Indemnified Person (other than solely in such Indemnified Person’s capacity as a Member, if applicable) in connection with the establishment, management or operations of the Company or the management of the Assets (including in connection with serving on any creditors’ committee or board of directors for any Portfolio Company), except that an Indemnified Person shall be liable to the Company or any Member, as the case may be, if such act or failure to act arises out of the bad faith, willful misfeasance, gross negligence or reckless disregard of such Person’s duty to the Company or such Member, as the case may be (such conduct, “Disabling Conduct”). Subject to the foregoing, all such Persons shall look solely to the Assets ~~(including, without limitation, the Unfunded Commitments)~~ for satisfaction of claims of any nature arising in connection with the affairs of the Company. If any Indemnified Person is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such Indemnified Person shall not, on account thereof, be held to any personal liability.

Section 9.6     Indemnification; No Duty of Investigation; Reliance on Experts.

(a)   To the fullest extent permitted by applicable law, each of the Indemnified Persons shall be held harmless and indemnified by the Company (out of the Assets ~~(including, without limitation, the Unfunded Commitments)~~, and not out of the separate assets of any Member) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such Indemnified Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Person may be or may have been involved as a party or otherwise (other than as authorized by the Directors, as the plaintiff or complainant) or with which such Indemnified Person may be or may have been threatened, while acting in such Person’s capacity as an Indemnified Person, except with respect to any matter as to which such Indemnified Person shall not have acted in good faith in the reasonable belief that such Person’s action was in the best interest of the Company or, in the case of any criminal proceeding, as to which such Indemnified Person shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that an Indemnified Person shall only be indemnified hereunder if (i) such Indemnified Person’s activities do not constitute Disabling Conduct and (ii) there has been a determination (a) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification was brought that such Indemnified Person is entitled to indemnification or, (b) in the absence of such a decision, by (1) a majority vote of a quorum of those Directors who are neither “interested persons” of the Company (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding, that the Indemnified Person is entitled to indemnification (the “Disinterested Non-Party Directors”), or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion that concludes that the Indemnified Person should be entitled to indemnification. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnified Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnified Person was authorized by a majority of the Directors. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (b) below.

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(b)   The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation by the Indemnified Person of the Indemnified Person’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Company unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Directors determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the Indemnified Person shall provide adequate security for his undertaking, (2) the Company shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Directors, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnified Person ultimately will be found entitled to indemnification.

(c)   The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which he may be lawfully entitled.

(d)   Notwithstanding the foregoing, subject to any limitations provided by this Agreement and the Investment Company Act ~~and this Agreement~~, as applicable, the Company shall have the power and authority to indemnify Persons providing services to the Company to the full extent provided by law as if the Company were a corporation organized under the Delaware General Corporation Law provided that such indemnification has been approved by a majority of the Directors or, with respect to agreements to which the Investment Manager is not a party, by the Investment Manager. On and after the date the Company ceases to be registered as an investment company under the Investment Company Act the majority vote set forth in Sections 9.6(a) and (b) may be taken by action of the Managing Member.

(e)   No purchaser, lender, transfer agent or other person dealing with the Directors or with any officer, employee or agent of the Company shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Directors or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Directors or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, ~~Share~~Interest and other security of the Company, and every other act or thing whatsoever executed in connection with the Company shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Directors under this Agreement or in their capacity as officers, employees or agents of the Company. The Company may maintain insurance for the protection of the Assets, its Members, Directors, officers, employees or agents in such amounts as the Directors shall deem adequate to cover possible liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the Investment Company Act.

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(f)   Each Indemnified Person shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Company, upon an opinion of counsel, or upon reports made to the Company by any of the Company’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Directors, officers or employees of the Company, regardless of whether such counsel or other person may also be a Director.

Section 9.7     Director Limited Liability.

Except as otherwise provided by law, the Directors shall not be obligated personally for any debt, obligation or liability of the Company solely by reason of being the manager of the Company, and the debt, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company.

Section 9.8     Certain Other Activities.

The Investment Manager, the Co-Manager and their respective Affiliated Persons, employees and associates (collectively, the “Manager Affiliates”) may manage funds and accounts other than the Assets (“Other Accounts”) that invest in assets eligible for purchase by the Company. Subject to the applicable requirements of the Investment Company Act ~~and~~, the Advisers Act, the Manager Affiliates are in no way prohibited from spending, and may spend, substantial business time in connection with other businesses or activities, including, but not limited to, managing Other Accounts, managing investments, advising or managing entities whose investment objectives are the same as or overlap with those of the Company, participating in actual or potential investments of the Company or any Member, providing consulting, merger and acquisition, structuring or financial advisory services, including with respect to actual, contemplated or potential investments of the Company, or acting as a director, officer, manager, member or creditors’ committee member of, or adviser to, or participant in, any corporation, company, limited liability company, trust or other Person. Subject to the applicable requirements of the Investment Company Act and the Advisers Act, the Manager Affiliates are in no way prohibited from receiving, and may receive, fees or other compensation from third parties for any of these activities, which fees will be for their own account and not for the account of the Company. Such fees may relate to actual, contemplated or potential investments of the Company and may be payable by entities in which the Company directly or indirectly has invested or contemplates investing. Neither the Company nor any Member shall, by virtue of this Agreement, have any right, title or interest in or to the businesses or activities permitted by this Section 9.8 or in or to any fees or consideration derived therefrom. Allocation of investments or opportunities among the Company and Other Accounts will be made as described in the Offering Memorandum or as otherwise approved by the Board of Directors in accordance with the Investment Company Act, as applicable, the Advisers Act and any exemptive order obtained from the U.S. Securities and Exchange Commission.

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Section 9.9     Tax Matters.

(a)   The Managing Member is hereby designated the “tax matters partner” for purposes of Section 6231(a)(7) of the Code and Treasury Regulations Section 301.6231(a)(7)-2.

(b)   The Tax Matters Member shall have the right to file all necessary reports relating to any withholding or payment in connection with Section 8.3, as may be required by law or as the Tax Matters Member deems appropriate. Each Member shall indemnify the Company and the Tax Matters Member and hold each of them harmless from any liability with respect to any taxes, penalties or interest required to be withheld or paid to any taxing authority by the Company or the Tax Matters Member for or on behalf of such Member or with respect to such Member’s Interests.

(c)   Any Member that is a partnership (or that is treated as a partnership for federal income tax purposes) will promptly notify the Company in writing upon any of the following occurrences:

(i)   any event, such as a sale or exchange of an interest in such Member, that will result in an adjustment to the basis of the assets of such Member under Section 743(b) of the Code pursuant to an election under Section 754 of the Code;

(ii)   any event, such as a distribution of cash or other property by such Member, that will result in an adjustment to the basis of such Member’s assets under Section 734(b) of the Code pursuant to an election under Section 754 of the Code; or

(iii)   any event that will result in the termination of such Member as a partnership pursuant to Section 708(b)(1)(B) of the Code.

(d)   In the event that any interest in a Member that is a partnership (or that is treated as a partnership for federal income tax purposes) is owned directly or indirectly by a tax exempt or foreign Person or entity, such Member will promptly notify the Company in writing of such tax exempt or foreign Person or entity’s proportionate share of such Member’s items of income and gain (determined as a percentage pursuant to Section 168(h)(6)(C) of the Code) and of any change in such proportionate share.

(e)   The Tax Matters Member shall have the right to make such elections under the tax laws of the United States, the several states and other relevant jurisdictions as to the treatment of items of Company income, gain, loss, deduction and credit and as to all other relevant matters as it believes necessary, appropriate and desirable.

(f)   The Tax Matters Member shall have the right to make or petition to revoke (as the case may be) the election referred to in Section 754 of the Code; it being understood that the Tax Matters Member, as of the date hereof, does not intend to make such election but may in the future choose to do so in its sole discretion. Each Member agrees in the event of such an election to supply promptly to the Company the information necessary to give effect thereto.

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(g)   No Member (other than the Tax Matters Member) shall have the right to participate in the audit of any Company tax return, file any tax return, amended tax return or claim for refund inconsistent with any item of income, gain, loss or expense reflected on any Company tax return, participate in any administrative or judicial proceeding arising out of or in connection with any Company tax return, audit relating to a Company tax return, claim for refund by the Company or denial of such a claim, or appeal, challenge or otherwise protest any adverse findings in any such audit or with respect to any such tax return or in any such administrative or judicial proceedings.

ARTICLE X

MEMBERS

Section 10.1     Identity, Contributions and ~~Common Share~~ Commitments.

The names and addresses of the Members, the ~~Shares~~Interests owned by each Member and the Capital Contributions~~, Common Share Commitments and Unfunded Commitments~~ of each will be set forth in the Company’s records.

Section 10.2     No Management Power or Liability.

Subject to the applicable requirements of the Investment Company Act, except as otherwise provided herein, the Members as such shall have no right or power to, and shall not, take part in the management of or transact any business for the Company, including but not limited to, any acts or decisions relating to investment activities of the Company, and shall have no power to sign for or bind the Company. Except as otherwise required by law, no Member, in its capacity as such, shall be personally liable for any debt, loss, obligation or liability of the Company ~~in excess of its Unfunded Commitment (if applicable)~~. Except to the extent expressly provided in the preceding sentence, the Company shall indemnify and hold harmless each Member (in its capacity as such) in the event such Member becomes liable for any debt, loss, obligation or liability of the Company unless such Member has engaged in fraud, willful misconduct, gross negligence or criminal conduct constituting a felony with respect to such debt, loss, obligation or liability.

Section 10.3   Amendments.

(a)   If a vote of the holders of ~~Shares~~Interests is required by applicable law or this Agreement to amend this Agreement, or if the Directors determine to submit an amendment to a vote of the holders of ~~Shares~~Interests, then, other than with respect to Sections of this Agreement where a different affirmative vote is specifically required, this Agreement may be amended, after a majority of the Directors then in office have approved a resolution therefor, by the affirmative vote set forth in Section 10.10. Section 10.10 may only be amended, after a majority of Directors then in office have approved a resolution therefor, by the affirmative vote of the holders of not less than 75% of the affected ~~Shares then outstanding. Section 16.7 may only be amended, after a majority of Directors then in office have approved a resolution therefor, by the affirmative vote of the holders of not less than 100% of the Money Market Preferred Shares~~Interests then outstanding. Notwithstanding the foregoing, without the unanimous approval of all of the Members affected thereby, no such amendment may:

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(i)   require any ~~Common~~ Member to make any Capital Contributions ~~in excess of its Common Share Commitment, require any Member that is not a Common Member to make additional Capital Contributions in excess of its contractual commitment~~ or otherwise increase the liability of any Member hereunder; or

(ii)   adversely affect distributions to such Member;

or

(iii)   modify this Section 10.3(a)~~.~~; or

(iv)   modify the limited liability provisions of Section 2.4.

(b)   Subject to the requirements of ~~the Investment Company Act and other~~ applicable law, notwithstanding the foregoing provisions of this Section 10.3, the Board of Directors may amend this Agreement, without the consent of any Member, (i) to change the name of the Company or any class or series of ~~Shares~~Interests, (ii) to make any change that does not adversely affect the relative rights or preferences of any class or series of ~~Shares~~Interests, (iii) to conform this Agreement to the requirements of ~~the Investment Company Act or any other~~ applicable law; (iv) in connection with qualifying the Company to permit limited liability under the laws of any state; (v) to prevent any material and adverse effect to any Member or the Company arising from the application of legal restrictions to any Member, the Investment Manager, the Co-Manager or the Company, subject to the requirement that the Members not be materially and adversely affected; (vi) to make any change that is necessary or desirable to cure any ambiguity or inconsistency, subject to the requirement that the Members not be materially and adversely affected; or (vii) to make any other changes similar to the foregoing, subject to the requirement that the Members not be materially and adversely affected~~; or (viii) notwithstanding Section 10.4 hereof, to the extent permitted by applicable law and only if no Member is materially harmed thereby, restructure the Company as provided for in Section 6(b) of the Investment Management Agreement~~; provided that the Board of Directors shall not be liable for failing to do so. Prior to entering into any amendment pursuant to this Section 10.3(b), the Board of Directors shall notify the Members in writing of the material terms of such amendment. The Board of Directors may reflect in its records changes made in the composition of the Members and their respective Capital Contributions and ~~Shares~~Interests in accordance with the provisions of this Agreement without the consent of the Members.

(c)   After any amendment to this Agreement becomes effective, the Company shall send to the Members a copy of such amendment.

(d)   Nothing contained in this Agreement shall permit the amendment of this Agreement to impair the exemption from personal liability of the Members, Directors, officers, employees and agents of the Company and their respective Affiliates, to permit assessments upon Members ~~in excess of their Unfunded Commitments~~ or to permit the Company to be converted at any time from a “closed-end investment company” to an “open-end investment company” as those terms are defined by the Investment Company Act or a company obligated to repurchase shares under Rule 23c-3 of the Investment Company Act.

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(e)   An amendment duly adopted by the requisite vote of the Board of Directors and, if required, Members as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Directors or Members, as the case may be. A certification signed by a majority of the Directors or the Secretary setting forth an amendment and reciting that it was duly adopted by the Directors and, if required, Members as aforesaid, or a copy of the Agreement, as amended, and executed by a majority of the Directors or the Secretary, shall be conclusive evidence of such amendment when lodged among the records of the Company or at such other time designated by the Directors.

~~(f)   Notwithstanding any other provision hereof, until such time as Shares are issued and outstanding, this Agreement may be terminated or amended in any respect by the affirmative vote of a majority of the Directors or by an instrument signed by a majority of the Directors then in office.~~

~~(g)   Notwithstanding anything to the contrary contained herein, no holder of Shares of any class or series, other than to the extent expressly determined by the Directors with respect to Shares qualifying as preferred stock pursuant to Section 18(a) of the Investment Company Act, shall have any right to require the Company or any person controlled by the Company to purchase any of such holder’s Shares.~~

Section 10.4    Merger, Consolidation, Liquidation.

Subject to the applicable provisions of the Investment Company Act and other applicable law, the Company may merge or consolidate with any other entity, or sell, lease or exchange all or substantially all of the Assets upon approval by two-thirds of the Directors then in office and the affirmative vote of not less than two-thirds of the outstanding ~~Shares~~Interests.

Section 10.5    List of Members.

A list of the names and addresses of all Members (to the extent known to the Company) shall be made available to any Member or its representative for inspection and, at the Member’s cost, copying upon written request and at reasonable times to the extent required by the Investment Company Act with respect to trusts for any purpose.

Section 10.6    Limitations.

No Member shall have the right or power to (i) bring an action for partition against the Company; (ii) cause the termination or dissolution of the Company, except as set forth in this Agreement; or (iii) demand property other than cash with respect to any distribution and then only in accordance with the terms of this Agreement. For the avoidance of doubt, Members shall not have the power provided for in Section 18-801(a)(3) of the Delaware Act, and the Company may only be dissolved pursuant to the terms of this Agreement. Except to the extent required for a Delaware business corporation, the Members shall have no power to vote as to whether or not a court action, legal proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Company or the Members.

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Section 10.7    Meetings.

(a)   The Company may, but shall not be required to, hold annual meetings of the holders of any class or series of ~~Shares~~Interests. An annual or special meeting of Members may be called at any time only by the Directors or by Members in accordance with the applicable requirements of the Investment Company Act applicable to trusts. Any meeting of Members shall be held within or without the State of Delaware on such day and at such time as the Directors shall designate.

(b)   Notice of all meetings of Members, stating the time, place and purposes of the meeting, shall be given by the Directors by mail to each Member of record entitled to vote thereat at its registered address, mailed at least 10 days before the meeting or otherwise in compliance with applicable law. Except with respect to an annual meeting, at which any business required by the Investment Company Act may be conducted, only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 130 days after the record date. For the purposes of determining the Members who are entitled to notice of and to vote at any meeting the Directors may, without closing the transfer books, fix a date not more than 100 days prior to the date of such meeting of Members as a record date for the determination of the Persons to be treated as Members of record for such purposes.

Section 10.8    Action Without a Meeting.

Any action that may be taken at a meeting of the Members may be taken without a meeting if a consent in writing setting forth the action to be taken is signed by Members owning not less than the minimum percentage of the ~~Shares~~Interests of the Members that would be necessary to authorize or take such action at a meeting at which all the Members were present and voted, and notice of the action taken is provided to each Member. Any such written consent must be filed with the records of the meetings of the Members.

Section 10.9    Procedures.

A Member shall be entitled to cast votes: (i) at a meeting, in person, by written proxy or by a signed writing directing the manner in which its vote is to be cast, which writing must be received by the Company at or prior to the commencement of the meeting, or (ii) without a meeting, by a signed writing directing the manner in which its vote is to be cast, which writing must be received by the Company at or prior to the time and date on which the votes are to be counted. Except as otherwise herein specifically provided, all procedural matters relating to the holding of meetings of Members or taking action by written consent, whether noticed or solicited by the Company or others, including, without limitation, matters relating to the date for the meeting or the counting of votes by written consent, the time period during which written consents may be solicited, minimum or maximum notice periods, record dates, proxy requirements and rules relating to the conduct of meetings or the tabulation of votes, shall be as reasonably established by the Directors. To the extent not otherwise provided by the Board of Directors pursuant to Section 10.10 or otherwise, the laws of the State of Delaware pertaining to the validity and use of proxies regarding the shares of business corporations shall govern the validity and use of proxies given by Members.

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Section 10.10   Voting.

(a)   Members shall have no power to vote on any matter except matters on which a vote of ~~Shares~~Interests is required by or pursuant to the Investment Company Act, if applicable, a Statement of Preferences, this Agreement, the By-Laws or any resolution of the Directors. Any matter required to be submitted for approval of any of the ~~Shares~~Interests and affecting one or more classes or series shall require approval by the required vote of ~~Shares~~Interests of the affected class or classes and series voting together as a single class and, if such matter affects one or more classes or series thereof differently from one or more other classes or series thereof or from one or more series of the same class, approval by the required vote of ~~Shares~~Interests of such other class or classes or series or series voting as a separate class shall be required in order to be approved with respect to such other class or classes or series or series; provided, however, that except to the extent required by the Investment Company Act, if applicable, and any Statement of Preferences, there shall be no separate class votes on the election or removal of Directors or the selection of auditors for the Company. Members of a particular class or series thereof shall not be entitled to vote on any matter that affects the rights or interests of only one or more other classes or series of such other class or classes or only one or more other series of the same class. There shall be no cumulative voting in the election or removal of Directors.

(b)   The holders of one-third of the outstanding ~~Shares~~Interests of the Company on the record date present in person or by proxy shall constitute a quorum at any meeting of the holders for purposes of conducting business on which a vote of all Members of the Company is being taken. The holders of one-third of the outstanding ~~Shares~~Interests of a class or classes on the record date present in person or by proxy shall constitute a quorum at any meeting of the holders of such class or classes for purposes of conducting business on which a vote of holders of such class or classes is being taken. The holders of one-third of the outstanding ~~Shares~~Interests of a series or series on the record date present in person or by proxy shall constitute a quorum at any meeting of the holders of such series or series for purposes of conducting business on which a vote of holders of such series or series is being taken. ~~Shares~~Interests underlying a proxy as to which a broker or other intermediary states its absence of authority to vote with respect to one or more matters shall be treated as present for purposes of establishing a quorum for taking action on any such matter only to the extent so determined by the Directors at or prior to the meeting of holders of ~~Shares~~Interests at which such matter is to be considered and shall not be treated as present for purposes of voting or any other purpose except as determined by the Directors.

(c)   Subject to any applicable provision of the Investment Company Act, any Statement of Preferences or this Agreement specifying or requiring a greater or lesser vote requirement for the transaction of any matter of business at any meeting of Members or, in the absence of any such applicable provision of the Investment Company Act, any Statement of Preferences or this Agreement, subject to any provision of the By-Laws or resolution of the Directors specifying or requiring a greater or lesser vote requirement, (i) the affirmative vote of a plurality (or, if provided by the By-Laws, a majority) of the ~~Shares~~Interests present in person or represented by proxy and entitled to vote for the election of any Director or Directors shall be the act of such Members with respect to the election of such Director or Directors, (ii) the affirmative vote of a majority of the ~~Shares~~Interests present in person or represented by proxy and entitled to vote on any other matter who vote on such matter shall be the act of the Members with respect to such matter, and (iii) where a separate vote of one or more classes or series is required on any matter, the affirmative vote of a majority of the ~~Shares~~Interests of such class or classes or series or series present in person or represented by proxy and entitled to vote on such matter who vote on such matter shall be the act of the Members of such class or classes or series or series with respect to such matter.

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(d)   At any meeting of Members, any holder of ~~Shares~~Interests entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Company as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Directors, proxies may be solicited in the name of one or more Directors or one or more of the officers or employees of the Company. Only Members of record shall be entitled to vote. Each ~~full Share~~$20,000 in Net Asset Value of a Member's Interest as of the most recent determination thereof prior to taking of such vote or action shall be entitled to one vote and each ~~fractional Share~~fraction of such amount shall be entitled to a vote equal to its ~~fraction of a full Share~~fractional portion of such amount. When any ~~Share~~Interest is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such ~~Share~~Interest, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such ~~Share~~Interest. A proxy purporting to be given by or on behalf of a ~~Shareholder~~holder of record on the record date for a meeting shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such ~~Share~~Interest is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such ~~Share~~Interest, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy. The Directors shall have the authority to make and modify from time to time regulations regarding the validity of proxies. In addition to signed proxies, such regulations may authorize facsimile, telephonic, Internet and other methods of appointing a proxy that are subject to such supervision by or under the direction of the Directors as the Directors shall determine.

ARTICLE XI

ADMISSION OF ADDITIONAL MEMBERS;
ASSIGNMENTS OR TRANSFERS OF ~~SHARES~~INTERESTS

Section 11.1   Admission of Additional Members.

No additional Members will be admitted ~~after the Initial Drawdown Date,~~ except as provided in ~~Sections 7.1 and~~Section 11.2.

Section 11.2   Assignments or Transfers of ~~Shares~~Interests.

(a)   In no event shall all or any part of a Member’s ~~Preferred Shares be Transferred, and any such purported Transfer shall be void and shall not be recognized by the Company, unless all of the conditions set forth in the applicable Statement of Preferences with respect thereto have been satisfied. In no event shall all or any part of a Member’s Common Shares or Common Share Commitments~~Interests be Transferred, and any such purported Transfer shall be void and shall not be recognized by the Company or the Members, unless all of the following conditions are satisfied:

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(i)   The Transferor, if requested by the Company in its sole discretion, has delivered to the Company an opinion of counsel reasonably acceptable to the Company that such Transfer (A) would not violate the Securities Act or any state blue sky laws (including any investor suitability standards) and, (B) would not result in the breach of any agreement to which the Company is a party or by which it or any of the Assets is bound;

(ii)   The Transferor has demonstrated to the reasonable satisfaction of the Company that the Transferee is ~~both~~ an “accredited investor” as defined in Rule 501(a) under the Securities Act ~~and a “qualified client” within the meaning of Rule 205-3 of the Advisers Act~~;

(iii)   The Company has received a notice of Transfer signed by both the Transferor and Transferee, such notice to be substantially in the form of Appendix ~~D~~A attached hereto (or such other document specified in the applicable Statement of Preferences); and

(iv)   the Company consents in writing to such Transfer (which consent may be withheld in the Company’s reasonable discretion).

(b)   Provided the foregoing conditions are met, the Transferee may become a Substituted Member ~~or a Substituted Special Member~~ if and only if, with respect to ~~Preferred Shares, any requirements set forth in the relevant Statement of Preferences are satisfied and, with respect to Common Shares~~Interests, each of the following conditions is satisfied:

(i)   The Company has consented in writing to the substitution (which consent may be withheld in the Company’s reasonable discretion with respect to Transfers of ~~Common Share Commitments and may be withheld in the Company’s reasonable discretion with respect to Transfers of Common Shares~~Interests only if the transfer conditions described above have not been met or have not been waived);

(ii)   The Transferor and Transferee execute, acknowledge and deliver such instruments as the Company deems necessary, appropriate or desirable to effect such substitution, including the written acceptance and adoption by the Transferee of this Agreement and the execution, acknowledgment and delivery to the Company of a power of attorney, the substance of which shall be consistent with Section 13; and

(iii)   The Transferee agrees to bear all of the Company’s expenses and costs incurred in connection with the Transfer and substitution, including legal fees and filing fees.

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Upon the satisfaction of the conditions set forth in this Section 11.2(b), the Company shall record on the books and records of the Company the Substituted Member as a Member, ~~or the Substituted Special Member as the Special Member,~~ of the Company.

(c)   A Transferee, legal representative or successor in interest of a Member shall be subject to all of the restrictions upon a Member provided in this Agreement.

(d)   A Transferee of ~~Shares or Common Share Commitments~~Interests who desires to make a further Transfer shall be subject to all of the provisions of this Section 11 to the same extent and in the same manner as a Member making the initial Transfer.

(e)   Notwithstanding anything to the contrary in this Agreement, the Company may elect (in the Company’s sole discretion) to treat a Transferee who has not become a Substituted Member as a Member ~~or the Substituted Special Member as the Special Member~~ in the place of the Transferor should it determine such treatment to be in the best interests of the Company.

(f)   Upon the Incapacity of an individual Member, such Member’s personal representative or other successor in interest shall have such rights as the Incapacitated Member possessed to constitute a successor as a Transferee of its ~~Shares or Common Share Commitment~~Interests and to join with such Transferee in making application to substitute such Transferee as a Member, all as provided in Sections 11.2(a) and (b).

(g)   Upon the Incapacity of a Member other than an individual, the authorized representative of such entity shall have such rights as such entity possessed to constitute a successor as a Transferee of its ~~Shares or Common Share Commitment~~Interests and to join with such Transferee in making application to substitute such Transferee as a Member, all as provided in Sections 11.2(a) and (b).

(h)   A Person who acquires ~~Shares or Common Share Commitments~~Interests but is not admitted to the Company as a Substituted ~~Member or Substituted Special~~ Member pursuant to Section 11.2(b) shall be entitled only to the allocations and distributions with respect to such ~~Shares or Common Share Commitment~~Interests in accordance with this Agreement or relevant Statement of Preferences but shall have no right to any information or accounting of the affairs of the Company and shall not have any voting or other rights of a Member under this Agreement ~~or relevant Statement of Preferences~~; provided, however, that such Person shall be entitled to receive such information and accountings as shall be consented to by the Company, which consent shall not be unreasonably withheld. A Substituted Member ~~or Substituted Special Member~~ shall succeed to all the rights and be subject to all the obligations of the Transferor Member in respect of the ~~Shares~~Interests or other interest as to which it was substituted.

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ARTICLE XII

POWER OF ATTORNEY

Section 12.1   Appointment of Investment Manager

Each Member, by becoming a Member, makes, constitutes and appoints the Investment Manager as its true and lawful attorney-in-fact, in its name, place and stead, with full power to do any of the following:

(a)   Execute on its behalf, file and record this Agreement and all amendments to this Agreement made and otherwise approved in accordance with Section 10.3 or otherwise made in accordance with the terms of this Agreement;

(b)   Prepare, execute on its behalf, verify, file and record amendments to this Agreement made in accordance with the terms of this Agreement or to the books and records of the Company reflecting (i) a change of the name or location of the principal place of business of the Company, (ii) a change of the name or address of any Member, (iii) the addition of Members, (iv) the disposal by a Member of its ~~Shares or Common Share Commitment~~Interests in any manner, (v) a Person becoming or ceasing to be a Member of the Company, (vi) the exercise by any Person of any right or rights hereunder, (vii) the correction of typographical or similar errors, (viii) any amendments made in accordance with Section 10.3, and (ix) any amendment and restatement of this Agreement reflecting such amendments;

(c)   Prepare, execute on its behalf and record any amendments to the Certificate that the Investment Manager may deem advisable or necessary;

(d)   Prepare, execute on its behalf, file and record any other agreements, certificates, instruments and other documents required to continue the Company, to admit Substituted Members or a Substituted Special Member, to liquidate and dissolve the Company in accordance with Section 16, to comply with applicable law, and to carry out the purposes of clauses (a) and (b) above, to the extent consistent with this Agreement; and

(e)   Take any further action that the Investment Manager shall consider advisable in connection with the exercise of the authority granted in this Section 12.1.

Section 12.2   Nature of Special Power.

The power of attorney granted under this Section 12 is a special power of attorney coupled with an interest, is irrevocable and may be exercised by the Investment Manager by listing all of the Members executing any agreement, certificate, instrument or document with a single signature of such attorney-in-fact acting as attorney-in-fact for all of them. The power of attorney shall survive and not be affected by the Incapacity of a Member and shall survive and not be affected by the Transfer by a Member of the whole or a portion of its ~~Shares or Common Share Commitment, as the case may be~~Interests, except where the Transfer is of all of the ~~Shares or Common Share Commitment~~Interests and the Transferee thereof with the consent of the Company is admitted as a Substituted ~~Member or Substituted Special~~ Member; provided, however, that this power of attorney shall survive such Transfer for the sole purpose of enabling any such attorney-in-fact to effect such substitution. This power of attorney does not supersede any part of this Agreement, nor is it to be used to deprive any Member of its rights hereunder. It is intended only to facilitate the execution of documents and the carrying out of other procedural or ministerial functions.

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ARTICLE XIII

BOOKS, RECORDS AND REPORTS

Section 13.1   Books.

(a)   The Company shall maintain books and records required by law for the Company at its principal office, which shall be in the United States, and each Member shall have the right to inspect, examine and copy such books and records at reasonable times and upon reasonable notice for the purposes required by the Investment Company Act relating to trusts or as authorized by the Directors or their delegate. All such books and records may be in electronic format, including the register of Members and all capital account and accounting records. Upon the request of a Member, the Company shall promptly deliver to the requesting Member, at the expense of the Company, a copy of any information which the Company is required by law to so provide in paper or electronic format. Notwithstanding the foregoing inspection rights or any other provision of this Section 13, the Company shall be entitled to keep confidential from the Members certain information as and to the extent permitted by Section 18-305(c) of the Delaware Act and the Investment Company Act.

(b)   A register shall be kept at the Company or any transfer agent duly appointed by or under the direction of the Directors which shall contain the names and addresses of the Members and the number of ~~Shares~~Interests held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each class and each series of each class. Each such register shall be conclusive as to who are the holders of the ~~Shares~~Interests of the applicable class and series and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Members. No Member shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he has given his address to a transfer agent or such other officer or agent of the Directors as shall keep the register for entry thereon. ~~Except as otherwise provided in any Statement of Preferences, it~~It is not contemplated that certificates will be issued for the ~~Shares~~Interests; however, the Company may authorize the issuance of share certificates and promulgate appropriate fees therefore and rules and regulations as to their use.

(c)   The Company shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the ~~Shares~~Interests. The transfer agent or transfer agents may keep the applicable register and record therein, the original issues and transfers, if any, of the said ~~Shares~~Interests.

(d)   ~~Shares~~Interests shall be transferable on the records of the Company only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Company or a transfer agent of the Company of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the applicable register of the Company. Until such record is made, the Member of record shall be deemed to be the holder of such ~~Shares~~Interests for all purposes hereof and neither the Directors nor any transfer agent or registrar nor any officer, employee or agent of the Company shall be affected by any notice of the proposed transfer.

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Any person becoming entitled to any ~~Shares~~Interests in consequence of the death, bankruptcy, or incompetence of any Member, or otherwise by operation of law, shall be recorded on the applicable register of ~~Shares~~Interests as the holder of such ~~Shares~~Interests upon production of the proper evidence thereof to the Directors or a transfer agent of the Company, but until such record is made, the Member of record shall be deemed to be the holder of such for all purposes hereof, and neither the Directors nor any transfer agent or registrar nor any officer or agent of the Company shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

Section 13.2   Reports.

(a)   The Company shall prepare and send to Members to the extent and in the form required by ~~the Investment Company Act and other~~ applicable law or any exchange on which ~~Shares~~Interests are listed a report of operations containing financial statements of the Company prepared in conformity with generally accepted accounting principles and applicable law and a schedule setting forth the investments of the Company. ~~Common~~ Members shall receive quarterly reports of operations.

(b)   Within 60 days after the end of each Fiscal Year, the Company shall communicate in writing to each Member (i) such information as is necessary to complete such Member’s United States federal and state income tax or information returns and (ii) annual financial statements audited by an accounting firm of national reputation.

(c)   Further, the Directors may, in their sole and absolute discretion, cause to be prepared (i) such reports or other information as may be necessary with respect to any Member’s qualification for the benefit of any income tax treaty or provision of law reducing or eliminating any withholding or other tax or governmental charge with respect to any Assets and (ii) such other reports and financial statements of the Company as the Directors deem appropriate for informing the Members about the operations of the Company.

The Company shall promptly distribute to the Members notice of the occurrence of any ~~Default or Event of Default (as defined in the Credit Agreement)~~default or event of default under the ~~Credit Agreement~~terms of any indebtedness incurred by the Company.

(d)   To the extent that the Company has access thereto and in recognition of the various Members’ obligations to comply with certain regulatory requirements, the Company will also provide to each Member, with reasonable promptness, such other data and information concerning the Company or Company activities in response to a request by any applicable governmental or regulatory agency as from time to time a Member may reasonably request. If the Company is bound by confidentiality obligations with respect to any information so requested, then the Company shall not be obligated to provide such information. A Member shall, at the request of the Company, enter into a confidentiality agreement relating to such information.

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ARTICLE XIV

VALUATION OF INTERESTS.

The value of the Assets of the Company, the amount of liabilities of the Company, the Net Asset Value, and the ~~Net Asset Value of each outstanding Common Share of the Company~~number of Interests for purposes of Section 10.10(d) shall be determined on each Valuation Date in accordance with generally accepted accounting principles ~~and the Investment Company Act~~. The method of determination of Net Asset Value shall be determined by or under the supervision of the Board of Directors. The making of Net Asset Value determinations and calculations may be delegated by the Board of Directors.

ARTICLE XV

BANK ACCOUNTS; CUSTODIAN

Section 15.1   Bank Accounts Generally.

Subject to the applicable requirements of the Investment Company Act, all funds received by the Company may be deposited in one or more Custodial Accounts in the name of the Company at the Custodian. Subject to Section 15.2, disbursements therefrom may be made by the Company in conformity with the purposes of this Agreement and the applicable requirements of the Investment Company Act. The Company may designate from time to time those Persons authorized to execute checks and other items on the Company bank accounts. The funds of the Company shall not be commingled with the funds of any other Person.

Section 15.2   Custodian.

(a)   The Company shall appoint one or more Custodians to hold the Assets of the Company in one or more separately identified Custodial Accounts or multiparty arrangements in accordance with the Advisory Agreement, the Co-Advisory Agreement, ~~the Credit Agreement,~~ any Statement of Preferences, any documentation relating to any indebtedness incurred by the Company and the Custodial Agreement ~~and the Pledge and Intercreditor Agreement (each as defined in the Credit Agreement to the extent not defined herein)~~ and in compliance with the applicable requirements of the Investment Company Act and other applicable law. The Custodian shall at all times be responsible for the physical custody of the Assets of the Company and for the collection of interest, dividends and other income attributable to the Assets of the Company. The Company will direct the Custodian to accept settlement instructions issued by the Investment Manager and authorized Persons.

(b)   Nothing contained in this Agreement shall be construed to authorize or require the Board of Directors or the Investment Manager to take or receive physical possession of any Asset of the Company or to take any action in violation of law, it being understood that the Custodian shall solely be responsible for the safekeeping of the Assets and the consummation of all such purchases, sales and deliveries of the Assets in accordance with this Agreement and the Advisory Agreement, the Co-Advisory Agreement, ~~the Credit Agreement,~~ any Statement of Preferences, ~~the Custodial Agreement and the Pledge and Intercreditor~~any documentation relating to any indebtedness incurred by the Company and the Custodial Agreement and in compliance with the applicable requirements of the Investment Company Act and other applicable law.

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ARTICLE XVI

DISSOLUTION AND TERMINATION OF THE COMPANY

Section 16.1   Dissolution Generally.

Except as provided in this Agreement, no Member shall have the right to cause any dissolution of the Company before expiration of its term.

Section 16.2   Continuation of Company.

The Company shall not be dissolved or terminated by the Incapacity of any Member as such, the Transfer by any Member of its ~~Shares or Common Share Commitment~~Interests or the admission of a new or substituted Director or Member, and the existence and business of the Company shall be continued notwithstanding the occurrence of any such event.

Section 16.3   Events Causing Dissolution.

~~Subject to the restriction on liquidation set forth in Section 16.7, the~~The Company may be dissolved prior to the time set forth in Article 4 after two-thirds of the Directors then in office have approved a resolution therefor, upon approval by ~~Shares~~Interests having at least 75% of the votes of all of the ~~Shares~~Interests outstanding on the record date for such meeting, voting as a single class except to the extent required by the Investment Company Act.

Section 16.4   Distribution of Assets on Liquidation.

(a)   In liquidating the Company, the Company will make distributions in cash, in kind, or partly in cash and partly in kind as the Investment Manager, under the supervision of the Board of Directors, may, in its sole discretion, determine; provided, however, that any distribution made partly in cash and partly in kind shall be pro rata among the Members in proportion to their interests to the extent reasonably practicable and if not reasonably practicable, in such non-pro rata manner as is determined by the Investment Manager, under the supervision of the Board of Directors, to be fair and equitable; provided, further, that the Investment Manager will use reasonable efforts to make all distributions in kind, if any, in the form of freely tradable securities. The Investment Manager need not distribute all of the Assets at once, but may make partial distributions ~~and shall not be required to redeem the Preferred Shares prior to making any liquidating distribution in respect of the Common Shares so long as the Company has set aside liquid assets in excess of liabilities sufficient to pay the liquidation preference and all accumulated and unpaid distributions of the Preferred Shares.~~.

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(b)   In connection with the liquidation of the Company, the Assets (after paying or otherwise providing for the claims of creditors of the Company, the Advisory Fees, claims by the Board of Directors, the Investment Manager, the Co-Manager or their respective Affiliated Persons for expenses of the Company paid by any of them, any other liabilities of the Company and reasonable reserves for any anticipated or contingent liabilities or obligations ~~and all accumulated and unpaid distributions on Preferred Shares)~~ shall be distributed to the Members in accordance with Section 8.1~~; provided, however, that the Special Member’s original $1,000 contribution shall be returned to it, without interest~~.

Section 16.5   Liquidation Statement.

(a)   Upon compliance by the Company with all applicable requirements for dissolution, the Members shall cease to be such and the Company shall execute, acknowledge and cause to be filed a Certificate of Cancellation of the Company or other appropriate documents evidencing its dissolution and winding up.

(b)   Notwithstanding anything to the contrary contained herein, if the Board of Directors has been removed and the Company has been dissolved, any Member or other Person appointed by the Members may act as liquidating trustee for the Company during the winding up period, and receive reasonable compensation for such activity, all as approved by the Members holding ~~Shares~~Interests that represent a majority of the outstanding ~~Shares~~Interests (which in this case shall exclude any ~~Shares~~Interests held by the Investment Manager).

Section 16.6   Director’s Liability Upon Dissolution or Removal.

None of the Directors shall be personally liable for the return of all or any part of the contributions of the Members to the Company or for any other distributions to be made by the Company. Any such return or distributions shall be made solely from the Assets.

~~Section 16.7   Restriction on Liquidation.~~

~~Notwithstanding anything to the contrary contained herein, for so long as any Money Market Preferred Shares are outstanding and insured by Ambac under the Money Market Preferred Shares Policy, the Company shall not liquidate prior to July 13, 2014, without first redeeming in full all outstanding shares of Money Market Preferred Shares.~~

ARTICLE XVII

GENERAL PROVISIONS

Section 17.1   Notices and Distributions.

Except as otherwise provided herein, any notice, distribution, offer or other communication which may be given to any Member in connection with the Company or this Agreement shall be duly given if reduced to writing and:

(a)   if to any Member, when personally delivered, or if sent by mail, postage prepaid, overnight courier or facsimile transmission, when actually received at the last address furnished by such Member pursuant to Section 2.3 for notice purposes at the time of such mailing, overnight courier or facsimile transmission; and

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(b)   if to the Company or the Board of Directors, sent to ~~11100~~2951 28th Street, Suite 1000, Santa Monica ~~Boulevard, Suite 210, Los Angeles~~, California ~~90025~~90405, Attention: Howard M. Levkowitz with a copy to the Investment Manager, ~~11100~~2951 28th Street, Suite 1000, Santa Monica ~~Boulevard, Suite 210, Los Angeles~~, California ~~90025~~90405, Attention: Howard M. Levkowitz, personally delivered or if sent by mail, overnight courier or facsimile transmission when actually received at the address of the Company or the Board of Directors, respectively, set forth above or at such other address as the Company or the Board of Directors, respectively, may then have specified pursuant to the terms of this Agreement.

All distributions to the Members shall be made by wire transfer to the accounts specified by the Members, which accounts may be changed from time to time by written notice to the Company.

Section 17.2   Survival of Rights.

This Agreement shall be binding upon and, as to permitted or accepted successors, Transferees and assigns, inure to the benefit of the Members and the Company and their respective heirs, legatees, legal representatives, successors, Transferees and permitted assigns, in all cases whether by the laws of descent and distribution, merger, consolidation, sale of assets, operation of law, or otherwise.

Section 17.3   Construction.

The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any Person.

Section 17.4   Section Headings.

The captions of the sections in this Agreement are for convenience only and shall not be used in construing or interpreting this Agreement.

Section 17.5   Agreement in Counterparts.

This Agreement and any amendments hereto may be executed and delivered by facsimile and in multiple counterparts, each of which shall be deemed an original agreement and all of which shall constitute one and the same agreement, notwithstanding the fact that all Members are not signatories to the original or the same counterpart.

Section 17.6   Governing Law.

This Agreement has been executed by or on authority of a majority of the Directors and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws, and not the laws pertaining to choice or conflict of laws, of the State of Delaware, and reference shall be specifically made to the general corporation law of the State of Delaware as to the construction of matters not specifically covered herein or as to which an ambiguity exists, although such law shall not be viewed as limiting the powers otherwise granted to the Directors hereunder and any ambiguity shall be viewed in favor of such powers.

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Section 17.7   Additional Documents.

Each Member, upon the request of the Company, agrees to perform all further acts and execute, acknowledge and deliver all further documents which may be reasonably necessary, appropriate or desirable to carry out the provisions of this Agreement, including but not limited to, acknowledging before a Notary Public any signature heretofore or hereafter made by a Member.

Section 17.8   Severability.

Should any portion or provision of this Agreement be declared illegal, invalid or unenforceable in any jurisdiction, then such portion or provision shall be deemed to be severable from this Agreement to the extent practicable while preserving the economic intention of the parties and, in any event, such illegality, invalidity or unenforceability shall not affect the remainder hereof.

Section 17.9   Pronouns.

All pronouns and defined terms and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the Persons referred to may require.

Section 17.10   Entire Agreement.

This Agreement, ~~the~~any Statement of Preferences adopted pursuant hereto and the Subscription Agreements executed and delivered by the Members (i) constitute the entire Agreement of the Members with respect to the Company and (ii) supersede all prior or contemporaneous written or oral agreements, understandings or negotiations with respect to the Company. The parties hereto acknowledge that the ability of the Members and of the Company to take certain of the actions contemplated hereby may be limited by the terms of any indebtedness incurred by the ~~Credit Agreement~~Company and ~~the~~any Statement of Preferences to the extent provided therein.

Section 17.11   Arbitration.

To the extent permitted by law, any dispute relating to this Agreement or the Company which cannot be amicably resolved among the parties to such dispute shall be resolved by binding arbitration conducted in Los Angeles, California in accordance with the rules of the American Arbitration Association then prevailing, and the decisions of the arbitrators shall be final and binding on all the parties. The costs of the arbitration (other than fees and expenses of counsel, which shall be the responsibility of the parties retaining such counsel) shall be allocated among the parties as determined by the arbitrator.

Section 17.12   Waiver of Partition.

Each Member hereby irrevocably waives and forfeits any and all rights that it may have, whether arising under contract or statute or by operation of law, to maintain an action for partition of the Company or any of the Assets.

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Section 17.13   Non-Petition Covenant.

Each Member hereby agrees not to cause the filing of a petition in bankruptcy against the Company for any reason until at least 367 days (or, if longer, the preference period then in effect under applicable federal and state law) after the termination of the Credit Agreement (without any replacement thereof).

Section 17.14   Filing.

This Agreement and any amendment (including any supplement) hereto shall be filed in such places as may be required or as the Company deem appropriate. Each amendment shall be accompanied by a certificate signed and acknowledged by an authorized Person stating that such action was duly taken in a manner provided herein, and shall, upon insertion in the Company’s minute book, be conclusive evidence of all amendments contained therein. A restated Agreement, containing the original Agreement as amended by all amendments theretofore made, may be executed from time to time by an authorized Person and shall, upon insertion in the Company’s minute book, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Agreement and the various amendments thereto.

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IN WITNESS WHEREOF, the Secretary of the Company has hereunto set his hands as of the date first written above.

SECRETARY:

By:

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~~THE SPECIAL MEMBER:~~

SVOF/MM, LLC

By:
Name:
Title:

~~COMMON~~ MEMBERS:

Those Persons subscribing for
~~Common Shares~~Interests and admitted as
Members by the Investment Manager:

By:	Tennenbaum Capital Partners, LLC

By:
Name:
Title:

A-57

APPENDIX A

~~Statement of Preferences of Series S Preferred Share~~

~~APPENDIX B~~

~~Statement of Preferences of Series Z Preferred Shares~~

~~APPENDIX C~~

~~Statement of Preferences of Money Market Cumulative Preferred Shares~~

~~APPENDIX D~~

Form of Notice of Transfer

[Date]

Special Value Opportunities Fund, LLC
c/o Tennenbaum Capital Partners, LLC
2951 28th Street, Suite 1000

~~11100~~ Santa Monica ~~Boulevard~~
~~Suite 210~~
~~Los Angeles~~, California ~~90025~~90405
Attention: Howard M. Levkowitz
Fax: (310) 566-1010
Tel: (310) 566-1004

Ladies and Gentlemen:

This is to advise you that [_______________] (the “Purchaser”) will purchase (contingent only upon the approval of such purchase by Special Value Opportunities Fund, LLC, a Delaware limited liability company (the “Company”)) in a private resale (the “Purchase”) from [___________________] (the “Seller”) [insert number or amount] of ~~[Common Shares (the “Shares”) or Seller’s Common Share Commitment (the “Commitment”)]~~Interests (the “Interests”) issued pursuant to the Third Amended and Restated Operating Agreement of the Company dated as of [ ] (as amended, modified or supplemented from time to time, the “Operating Agreement”). Capitalized terms used herein and not defined have the respective meanings assigned to them in the Operating Agreement, a copy of which has been provided to the undersigned by the Seller. Seller has also provided to the Purchaser the Confidential Private Placement Memorandum, dated [ ], relating to the ~~Common Shares~~common Interests of the Company, together with any supplements thereto (the “Confidential Private Placement Memorandum”); the Subscription Agreement, dated as of [________], 2004, by and between the Company and the initial purchaser of the ~~Shares~~Interests (the “Subscription Agreement”); and any other written materials furnished or made available to the Seller by or on behalf of the Company and relating to the purchase of the ~~Shares~~Interests (collectively, the “Offering Materials”).

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The undersigned hereby irrevocably agrees, represents and warrants on behalf of the Purchaser that:

1.	The Purchaser ~~has been provided with and has truthfully and accurately completed and returned to the Investment Manager a subscription agreement, which is attached hereto, and the representations and warranties made by the Purchaser in such subscription agreement, including, without limitation, the representations and warranties relating to the Purchaser’s status as~~represents and warrants that it is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act ~~and as a “qualified client” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, accurately describe the status of the Purchaser~~. The Purchaser understands that the Company and the Investment Manager will rely on the representations and warranties made by the Purchaser in the subscription agreement in determining the eligibility of the Purchaser to purchase the ~~Shares~~Interests.

2.	If the Purchaser resells or transfers all or any portion of the ~~Shares~~Interests, the Purchaser will obtain from each purchaser or transferee a letter containing the same representations and agreements as set forth herein ~~and will have such purchaser or transferee complete a subscription agreement~~.

3.	The Purchaser (i) hereby agrees that this Transfer Certificate may be attached to the Operating Agreement and (ii) by executing and delivering this Transfer Certificate, with the consent of the Company, hereby becomes a Substituted Member under the Operating Agreement and agrees to be bound by all the terms thereof.

4.	The Purchaser hereby constitutes and appoints the Investment Manager its true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for the Purchaser and in its name, place and stead, in any and all capacities, to take any and all actions as are authorized by the power of attorney contained in the Operating Agreement.

The power of attorney granted hereby shall be deemed an irrevocable special power of attorney, coupled with an interest, which the Investment Manager may exercise for the Purchaser by the signature of the Company or by listing the Purchaser as a Member, and executing any instrument with the signature of the Company as attorney-in-fact for the Purchaser. This grant of authority shall survive the assignment by the Purchaser of all or any portion of its ~~Shares or Common Share Commitment~~Interests, except where the assignment is of the Purchaser’s entire interest in the Company and the assignee thereof with the consent of the Board of Directors is admitted as a Substituted Member; provided, however, that this power of attorney shall survive the delivery of such assignment for the sole purpose of enabling the Board of Directors to effect such substitution.

5.	The Purchaser agrees to bear all of the Company’s expenses and costs incurred in connection with the Transfer and substitution, including all legal fees and filing fees.

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~~6.~~	~~If the Purchaser acquires the obligations of the Transferor under the Transferor’s Common Share Commitment with respect to all or any portion of such Common Share Commitment, the Purchaser hereby agrees to assume and timely and faithfully complete all of the Transferor’s obligations with respect to such Common Share Commitment.~~

Very truly yours,

[Name of Purchaser]

Address:

By:
Name:
Title:

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This Transfer Certificate shall constitute (i) the notice of Transfer required under subsection 12.2(a)(vi) of the Operating Agreement and (ii) the instrument of transfer required under subsection 12.2(b)(ii) of the Operating Agreement.

[Name of Seller]

Address:

By:
Name:
Title:

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The undersigned, on behalf of the Company, hereby acknowledges receipt of this Transfer Certificate and acknowledges and agrees that this Transfer Certificate shall constitute the notice of Transfer required under subsection 12.2(a)(vi) of the Operating Agreement and the instrument of transfer required under subsection 12.2(b)(ii) of the Operating Agreement. The undersigned, on behalf of the Company, hereby consents to the Transfer which is the subject of this notice of Transfer pursuant to subsections 12.2(a)(viii) and 12.2(b)(i) of the Operating Agreement and hereby acknowledges and agrees that the Purchaser shall become a Substituted Member under the Operating Agreement pursuant to subsection 12.2(b) of the Operating Agreement. The proper authorized Person ~~-~~of the Company will record on the books and records of the Company the Purchaser as a Member of the Company.

By:	Tennenbaum Capital Partners, LLC, Investment Manager of Special Value Opportunities Fund, LLC

By:
Name:
Title:

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Appendix ~~E~~B

~~Subscription Agreement~~

~~Appendix F~~

Schedule of Members

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TABLE OF CONTENTS

		Page
ARTICLE I

DEFINED TERMS		1
ARTICLE II

LIMITED LIABILITY COMPANY
FORMATION AND IDENTIFICATION		8
Section 2.1	Formation.	~~7~~8
Section 2.2	Name and Place of Business.	~~7~~8
Section 2.3	Records of Members.	~~7~~8
Section 2.4	Limited Liability Company.	~~7~~8
ARTICLE III

PURPOSE, NATURE OF BUSINESS AND POWERS		9
ARTICLE IV TERM		9
ARTICLE V MEMBERSHIP INTERESTS		9

	~~SHARES OF MEMBERSHIP INTEREST~~
Section 5.1	Beneficial Interest.	~~8~~9
Section 5.2	Classes and Series.	~~9~~10
Section 5.3	Issuance of ~~Shares~~Interests.	~~9~~10
Section 5.4	Rights of Members.	~~9~~10
ARTICLE VI

REGISTERED OFFICE AND AGENT FOR SERVICE OF PROCESS		11
ARTICLE VII

CAPITAL CONTRIBUTIONS		11
Section 7.1	Capital Contributions of Members.	~~10~~11
Section 7.2	~~Contribution of the Special Member~~Withdrawal of Capital.	~~13~~11
Section 7.3	~~Withdrawal of~~ Capital Accounts.	~~13~~11
Section 7.4	Allocations in General	12
Section 7.5	Allocation of Net Profit and Net Loss	12
Section 7.6	Corrective Adjustments	14
Section 7.7	Special Allocations	15
Section 7.8	Adjustments to Reflect Changes in Interests	17
Section 7.9	Allocation of Taxable Income and Loss	17
Section 7.10	Allocation of Nonrecourse Deductions	20
Section 7.11	Allocation of Member Nonrecourse Deductions	20
Section 7.12	Excess Nonrecourse Liabilities	20
Section 7.13	Treatment of Certain Distributions	20
ARTICLE VIII

DISTRIBUTIONS		21

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Section 8.1	Distributions.	~~14~~21
Section 8.2	Interest	21
Section 8.3	Withholding	21
ARTICLE IX

MANAGEMENT AND BOARD OF DIRECTORS		22
Section 9.1	Management Generally~~.~~	~~16~~22
Section 9.2	Board of Directors~~.~~	~~16~~23
Section 9.3	Expenses of the Company.	~~19~~25
Section 9.4	Members’ Consent.	~~20~~26
Section 9.5	Exculpation.	~~20~~26
Section 9.6	Indemnification; No Duty of Investigation; Reliance on Experts.	~~21~~27
Section 9.7	Director Limited Liability.	~~23~~29
Section 9.8	Certain Other Activities.	~~23~~29
Section 9.9	Tax Matters	29
ARTICLE X

MEMBERS		31
Section 10.1	Identity, Contributions and ~~Common Share~~ Commitments.	~~23~~31
Section 10.2	No Management Power or Liability.	~~24~~31
Section 10.3	Amendments.	~~24~~31
Section 10.4	Merger, Consolidation, Liquidation.	~~26~~32
Section 10.5	List of Members.	~~26~~32
Section 10.6	Limitations.	~~26~~33
Section 10.7	Meetings.	~~26~~33
Section 10.8	Action Without a Meeting.	~~27~~33
Section 10.9	Procedures.	~~27~~34
Section 10.10	Voting.	~~27~~34
ARTICLE XI

ADMISSION OF ADDITIONAL MEMBERS; ASSIGNMENTS OR TRANSFERS OF ~~SHARES~~INTERESTS		36
Section 11.1	Admission of Additional Members.	~~29~~36
Section 11.2	Assignments or Transfers of ~~Shares~~Interests.	~~29~~36
ARTICLE XII

POWER OF ATTORNEY		38
Section 12.1	Appointment of Investment Manager	~~31~~38
Section 12.2	Nature of Special Power.	~~32~~38
ARTICLE XIII

BOOKS, RECORDS AND REPORTS		39
Section 13.1	Books.	~~32~~39
Section 13.2	Reports.	~~33~~40

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ARTICLE XIV

VALUATION OF INTERESTS.		41
ARTICLE XV

BANK ACCOUNTS; CUSTODIAN		41
Section 15.1	Bank Accounts Generally.	~~34~~41
Section 15.2	Custodian.	~~34~~41
ARTICLE XVI

DISSOLUTION AND TERMINATION OF THE COMPANY		42
Section 16.1	Dissolution Generally.	~~35~~42
Section 16.2	Continuation of Company.	~~35~~42
Section 16.3	Events Causing Dissolution.	~~35~~42
Section 16.4	Distribution of Assets on Liquidation.	~~35~~42
Section 16.5	Liquidation Statement.	~~36~~42
Section 16.6	Director’s Liability Upon Dissolution or Removal.	~~36~~43
~~Section 16.7~~	~~Restriction on Liquidation.~~	36
ARTICLE XVII

GENERAL PROVISIONS		43
Section 17.1	Notices and Distributions.	~~37~~43
Section 17.2	Survival of Rights.	~~37~~43
Section 17.3	Construction.	~~37~~44
Section 17.4	Section Headings.	~~37~~44
Section 17.5	Agreement in Counterparts.	~~38~~44
Section 17.6	Governing Law.	~~38~~44
Section 17.7	Additional Documents.	~~38~~44
Section 17.8	Severability.	~~38~~44
Section 17.9	Pronouns.	~~38~~45
Section 17.10	Entire Agreement.	~~38~~45
Section 17.11	Arbitration.	~~39~~45
Section 17.12	Waiver of Partition.	~~39~~45
Section 17.13	Non-Petition Covenant.	~~39~~45
Section 17.14	Filing.	~~39~~45

Appendix A	Form of Notice of Transfer	A-1
Appendix B	Schedule of Members	B-1

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SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
SPECIAL VALUE OPPORTUNITIES FUND, LLC

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 6, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Special Value Opportunities Fund, LLC (the “Fund”), revoking previous proxies, hereby appoints Mark K. Holdsworth and Howard M. Levkowitz, and each of them, with full power of substitution of each, to vote all common shares of membership interests which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on March 6, 2015, at 8:00 a.m. (Pacific time), at the offices of Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405, and at any adjournment(s), postponement(s) or delay(s) thereof as indicated below. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying proxy statement is hereby acknowledged. The shares of the Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

Proposal 1:	To approve the de-registration of the Fund as an investment company with the Securities and Exchange Commission under the Investment Company Act of 1940.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2:	To approve amending and restating the Fund’s Second Amended and Restated Operating Agreement in order to effect the conversion of the Fund from a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) to a partnership under the Code and to facilitate the operation of the Fund following de-registration and conversion.

FOR	AGAINST	ABSTAN
☐	☐	☐

The Board of Directors has approved the Proposals and recommends that you vote “FOR” each Proposal.

Please insert the number of Shares you own and sign exactly as the name or names appear on our advices to you. If the Shares are issued in the names of two or more persons, all such persons should sign the written consent. A written consent executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing.

Number of Shares:
Date:
Shareholder Name (printed):
Signature:
Title (if applicable):
Signature of Joint Holder (if held jointly):
Title (if applicable):

IMPORTANT:	Please promptly sign, date and return this PROXY card by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it BY MAIL TO Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405, ATTENTION: INVESTOR RELATIONS.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Proxy Statement is available on the password-protected investor portal at http://www.tcpinvestor.com/